Document And Entity Information (USD $)	12 Months Ended
	Dec. 31, 2011	Jan. 31, 2012	Jun. 30, 2011
Document And Entity Information [Abstract]
Document Type	10-K
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Entity Registrant Name	VERIZON COMMUNICATIONS INC
Entity Central Index Key	0000732712
Current Fiscal Year End Date	--12-31
Trading Symbol	VZ
Entity Voluntary Filers	No
Entity Well-known Seasoned Issuer	Yes
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding		2,835,524,157
Entity Public Float			$ 101,499,660,140

Consolidated Statements Of Income (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements Of Income [Abstract]
Operating Revenues	$ 110,875	$ 106,565	$ 107,808
Operating Expenses
Cost of services and sales (exclusive of items shown below)	45,875	44,149	44,579
Selling, general and administrative expense	35,624	31,366	30,717
Depreciation and amortization expense	16,496	16,405	16,534
Total Operating Expenses	97,995	91,920	91,830
Operating Income	12,880	14,645	15,978
Equity in earnings of unconsolidated businesses	444	508	553
Other income and (expense), net	(14)	54	91
Interest expense	(2,827)	(2,523)	(3,102)
Income Before Provision For Income Taxes	10,483	12,684	13,520
Provision for income taxes	(285)	(2,467)	(1,919)
Net Income	10,198	10,217	11,601
Net income attributable to noncontrolling interest	7,794	7,668	6,707
Net income attributable to Verizon	2,404	2,549	4,894
Net Income	$ 10,198	$ 10,217	$ 11,601
Basic Earnings Per Common Share
Net income attributable to Verizon	$ 0.85	$ 0.9	$ 1.72
Weighted-average shares outstanding (in millions)	2,833	2,830	2,841
Diluted Earnings Per Common Share
Net income attributable to Verizon	$ 0.85	$ 0.9	$ 1.72
Weighted-average shares outstanding (in millions)	2,839	2,833	2,841

Consolidated Balance Sheets (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Assets
Cash and cash equivalents	$ 13,362	$ 6,668
Short-term investments	592	545
Accounts receivable, net of allowances	11,776	11,781
Inventories	940	1,131
Prepaid expenses and other	4,269	2,223
Total current assets	30,939	22,348
Plant, property and equipment	215,626	211,655
Accumulated depreciation	127,192	123,944
Plant, property and equipment, net	88,434	87,711
Investments in unconsolidated businesses	3,448	3,497
Wireless licenses	73,250	72,996
Goodwill	23,357	21,988
Other intangible assets, net	5,878	5,830
Other assets	5,155	5,635
Total assets	230,461	220,005
Liabilities and Equity
Debt maturing within one year	4,849	7,542
Accounts payable and accrued liabilities	14,689	15,702
Other	11,223	7,353
Total current liabilities	30,761	30,597
Long-term debt	50,303	45,252
Employee benefit obligations	32,957	28,164
Deferred income taxes	25,060	22,818
Other liabilities	5,472	6,262
Equity
Series preferred stock ($.10 par value; none issued)
Common stock ($.10 par value; 2,967,610,119 shares issued in both periods)	297	297
Contributed capital	37,919	37,922
Reinvested earnings	1,179	4,368
Accumulated other comprehensive income	1,269	1,049
Common stock in treasury, at cost	(5,002)	(5,267)
Deferred compensation - employee stock ownership plans and other	308	200
Noncontrolling interest	49,938	48,343
Total equity	85,908	86,912
Total liabilities and equity	$ 230,461	$ 220,005

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets [Abstract]
Accounts receivable, allowances	$ 802	$ 876
Series preferred stock, par value	$ 0.1	$ 0.1
Series preferred stock, shares issued	0	0
Common stock, par value	$ 0.1	$ 0.1
Common stock, shares issued	2,967,610,119	2,967,610,119

Consolidated Statements Of Cash Flows (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash Flows from Operating Activities
Net Income	$ 10,198	$ 10,217	$ 11,601
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	16,496	16,405	16,534
Employee retirement benefits	7,426	3,988	2,964
Deferred income taxes	(223)	3,233	2,093
Provision for uncollectible accounts	1,026	1,246	1,306
Equity in earnings of unconsolidated businesses, net of dividends received	36	2	389
Changes in current assets and liabilities, net of effects from acquisition/disposition of businesses
Accounts receivable	(966)	(859)	(1,393)
Inventories	208	299	235
Other assets	86	(313)	(102)
Accounts payable and accrued liabilities	(1,607)	1,075	(1,251)
Other, net	(2,900)	(1,930)	(986)
Net cash provided by operating activities	29,780	33,363	31,390
Cash Flows from Investing Activities
Capital expenditures (including capitalized software)	(16,244)	(16,458)	(16,872)
Acquisitions of licenses, investments and businesses, net of cash acquired	(2,018)	(1,438)	(5,958)
Proceeds from dispositions		2,594
Net change in short-term investments	35	(3)	84
Other, net	977	251	(410)
Net cash used in investing activities	(17,250)	(15,054)	(23,156)
Cash Flows from Financing Activities
Proceeds from long-term borrowings	11,060		12,040
Repayments of long-term borrowings and capital lease obligations	(11,805)	(8,136)	(19,260)
Increase (decrease) in short-term obligations, excluding current maturities	1,928	(1,097)	(1,652)
Dividends paid	(5,555)	(5,412)	(5,271)
Proceeds from sale of common stock	241
Proceeds from access line spin-off		3,083
Other, net	(1,705)	(2,088)	(1,864)
Net cash used in financing activities	(5,836)	(13,650)	(16,007)
Increase (decrease) in cash and cash equivalents	6,694	4,659	(7,773)
Cash and cash equivalents, beginning of period	6,668	2,009	9,782
Cash and cash equivalents, end of period	$ 13,362	$ 6,668	$ 2,009

Consolidated Statements Of Changes In Equity (USD $) In Millions, except Share data in Thousands, unless otherwise specified	Common Stock [Member]	Contributed Capital [Member]	Reinvested Earnings [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Treasury Stock [Member]	Deferred Compensation-ESOPs And Other [Member]	Noncontrolling Interest [Member]	Total
Balance at beginning of year at Dec. 31, 2008 (Previously Reported [Member])				$ (1,912)
Balance at beginning of year at Dec. 31, 2008	297	40,291	7,676	(1,912)	(4,839)	79	37,199
Balance at beginning of year, shares at Dec. 31, 2008	2,967,610				(127,090)
Net income attributable to Verizon			4,894					4,894
Dividends declared			(5,310)
Spin-off of local exchange businesses and related landline activities (Note 2) (Restatement Adjustment [Member])
Foreign currency translation adjustments				78
Unrealized gains on cash flow hedges				87
Unrealized gains (losses) on marketable securities				87
Defined benefit pension and postretirement plans				288
Other comprehensive income				540				643
Other		(183)			(166)
Other					(5,000)
Shares distributed
Employee plans					5
Employee plans, shares					142
Shareowner plans, shares					6
Amortization						10
Net income attributable to noncontrolling interest							6,707	6,707
Other comprehensive income (loss)							103
Total comprehensive income							6,810	(6,810)
Distributions and other							(1,248)
Balance at end of year at Dec. 31, 2009 (Previously Reported [Member])				(1,372)
Balance at end of year at Dec. 31, 2009	297	40,108	7,260	(1,349)	(5,000)	89	42,761	84,143
Balance at end of year, shares at Dec. 31, 2009	2,967,610				(131,942)
Access line spin-off		(2,184)
Net income attributable to Verizon			2,549					2,549
Dividends declared			(5,441)
Spin-off of local exchange businesses and related landline activities (Note 2) (Restatement Adjustment [Member])				23
Foreign currency translation adjustments				(171)
Unrealized gains on cash flow hedges				89
Unrealized gains (losses) on marketable securities				29
Defined benefit pension and postretirement plans				2,451				2,500
Other comprehensive income				2,398				2,363
Other		(2)			(280)
Other					(9,000)
Shares distributed
Employee plans					13
Employee plans, shares					347
Shareowner plans, shares					8
Restricted stock equity grant						97
Amortization						14
Net income attributable to noncontrolling interest							7,668	7,668
Other comprehensive income (loss)							(35)
Total comprehensive income							7,633	(7,633)
Distributions and other							(2,051)
Balance at end of year at Dec. 31, 2010 (Previously Reported [Member])				1,049
Balance at end of year at Dec. 31, 2010	297	37,922	4,368	1,049	(5,267)	200	48,343	86,912
Balance at end of year, shares at Dec. 31, 2010	2,967,610				(140,587)
Net income attributable to Verizon			2,404					2,404
Dividends declared			(5,593)
Foreign currency translation adjustments				(119)
Unrealized gains on cash flow hedges				30
Unrealized gains (losses) on marketable securities				(7)
Defined benefit pension and postretirement plans				316				300
Other comprehensive income				220				221
Other		(3)
Shares distributed
Employee plans					265
Employee plans, shares					6,982
Shareowner plans, shares					11
Restricted stock equity grant						146
Amortization						(38)
Net income attributable to noncontrolling interest							7,794	7,794
Other comprehensive income (loss)							1
Total comprehensive income							7,795	(7,795)
Distributions and other							(6,200)
Balance at end of year at Dec. 31, 2011	$ 297	$ 37,919	$ 1,179	$ 1,269	$ (5,002)	$ 308	$ 49,938	$ 85,908
Balance at end of year, shares at Dec. 31, 2011	2,967,610				(133,594)

Consolidated Statements Of Changes In Equity (Parenthetical) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements Of Changes In Equity [Abstract]
Dividends declared, per share	$ 1.975	$ 1.925	$ 1.87

Consolidated Statements Of Comprehensive Income (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Comprehensive Income
Net income	$ 10,198	$ 10,217	$ 11,601
Other comprehensive income	221	2,363	643
Total Comprehensive Income	10,419	12,580	12,244
Comprehensive income attributable to noncontrolling interest	7,795	7,633	6,810
Comprehensive income attributable to Verizon	$ 2,624	$ 4,947	$ 5,434

Description Of Business And Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Description Of Business And Summary Of Significant Accounting Policies [Abstract]
Description of Business and Summary of Significant Accounting Policies

Note 1

Description of Business and Summary of Significant Accounting Policies

Description of Business

Verizon Communications Inc. (Verizon, or the Company) is a holding company, which acting through its subsidiaries is one of the world's leading providers of communications, information and entertainment products and services to consumers, businesses and governmental agencies with a presence in over 150 countries around the world. We have two reportable segments, Verizon Wireless and Wireline. For further information concerning our business segments, see Note 13.

Verizon Wireless provides wireless voice and data services across one of the most extensive wireless networks in the United States (U.S.) and has the largest third-generation (3G) and fourth-generation (4G) Long-Term Evolution technology (LTE) networks of any U.S. wireless service provider.

The Wireline segment provides customers with voice services, including long distance, broadband video and data, IP network services, network access and other services. We provide these products and services to consumers and small businesses in the U.S., as well as to businesses, government customers and carriers both in the U.S. and in over 150 other countries around the world.

Consolidation

The method of accounting applied to investments, whether consolidated, equity or cost, involves an evaluation of all significant terms of the investments that explicitly grant or suggest evidence of control or influence over the operations of the investee. The consolidated financial statements include our controlled subsidiaries. For controlled subsidiaries that are not wholly owned, the noncontrolling interest is included in Net income and Total equity. Investments in businesses which we do not control, but have the ability to exercise significant influence over operating and financial policies, are accounted for using the equity method. Investments in which we do not have the ability to exercise significant influence over operating and financial policies are accounted for under the cost method. Equity and cost method investments are included in Investments in unconsolidated businesses in our consolidated balance sheets. Certain of our cost method investments are classified as available-for-sale securities and adjusted to fair value pursuant to the accounting standard related to debt and equity securities. All significant intercompany accounts and transactions have been eliminated.

Basis of Presentation

We have reclassified certain prior year amounts to conform to the current year presentation.

Corporate, eliminations and other during the periods presented include a non-cash adjustment of $0.2 billion and ($0.1 billion) in 2010 and 2009, respectively, primarily to adjust wireless data revenues. This adjustment was recorded to properly defer previously recognized wireless data revenues that were earned and recognized in future periods. The adjustment was recorded during 2010, which reduced Net income attributable to Verizon by approximately $0.1 billion. Consolidated revenues in 2009 were not affected as the amounts involved were not material to our consolidated financial statements.

Use of Estimates

We prepare our financial statements using U.S. generally accepted accounting principles (GAAP), which require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates.

Examples of significant estimates include: the allowance for doubtful accounts, the recoverability of plant, property and equipment, the recoverability of intangible assets and other long-lived assets, unbilled revenues, fair values of financial instruments, unrecognized tax benefits, valuation allowances on tax assets, accrued expenses, pension and postretirement benefit assumptions, contingencies and allocation of purchase prices in connection with business combinations.

Revenue Recognition

Multiple Deliverable Arrangements

In both our Verizon Wireless and Wireline segments, we offer products and services to our customers through bundled arrangements. These arrangements involve multiple deliverables which may include products, services, or a combination of products and services.

On January 1, 2011, we prospectively adopted the accounting standard updates regarding revenue recognition for multiple deliverable arrangements, and arrangements that include software elements. These updates require a vendor to allocate revenue in an arrangement using its best estimate of selling price if neither vendor specific objective evidence (VSOE) nor third party evidence (TPE) of selling price exists. The residual method of revenue allocation is no longer permissible. These accounting standard updates do not change our units of accounting for bundled arrangements, nor do they materially change how we allocate arrangement consideration to our various products and services. Accordingly, the adoption of these standard updates did not have a significant impact on our consolidated financial statements. Additionally, we do not currently foresee any changes to our products, services or pricing practices that will have a significant effect on our consolidated financial statements in periods after the initial adoption, although this could change.

Verizon Wireless

Our Verizon Wireless segment earns revenue primarily by providing access to and usage of its network. In general, access revenue is billed one month in advance and recognized when earned. Usage revenue is generally billed in arrears and recognized when service is rendered. Equipment sales revenue associated with the sale of wireless handsets and accessories is recognized when the products are delivered to and accepted by the customer, as this is considered to be a separate earnings process from providing wireless services. For agreements involving the resale of third-party services in which we are considered the primary obligor in the arrangements, we record the revenue gross at the time of the sale.

Wireless bundled service plans primarily consist of wireless voice and data services. The bundling of a voice plan with a text messaging plan ("Talk & Text"), for example, creates a multiple deliverable arrangement consisting of a voice component and a data component in the form of text messaging. For these arrangements, revenue is allocated to each deliverable using a relative selling price method. Under this method, arrangement consideration is allocated to each separate deliverable based on our standalone selling price for each product or service, up to the amount that is not contingent upon providing additional services. For equipment sales, we currently subsidize the cost of wireless devices. The amount of this subsidy is generally contingent on the arrangement and terms selected by the customer. The equipment revenue is recognized up to the amount collected when the wireless device is sold.

Wireline

Our Wireline segment earns revenue based upon usage of its network and facilities and contract fees. In general, fixed monthly fees for voice, video, data and certain other services are billed one month in advance and recognized when earned. Revenue from services that are not fixed in amount and are based on usage is generally billed in arrears and recognized when service is rendered.

We sell each of the services offered in bundled arrangements (i.e., voice, video and data), as well as separately; therefore each product or service has a standalone selling price. For these arrangements revenue is allocated to each deliverable using a relative selling price method. Under this method, arrangement consideration is allocated to each separate deliverable based on our standalone selling price for each product or service. These services include FiOS services, individually or in bundles, and High Speed Internet.

When we bundle equipment with maintenance and monitoring services, we recognize equipment revenue when the equipment is installed in accordance with contractual specifications and ready for the customer's use. The maintenance and monitoring services are recognized monthly over the term of the contract as we provide the services. Long-term contracts for network installation are accounted for using the percentage of completion method. We use the completed contract method if we cannot estimate the costs with a reasonable degree of reliability.

Installation related fees, along with the associated costs up to but not exceeding these fees, are deferred and amortized over the estimated customer relationship period.

We report taxes imposed by governmental authorities on revenue-producing transactions between us and our customers on a net basis.

Discontinued Operations, Assets Held for Sale, and Sales of Businesses and Investments

We classify as discontinued operations for all periods presented any component of our business that we hold for sale that has operations and cash flows that are clearly distinguishable operationally and for financial reporting purposes.

Maintenance and Repairs

We charge the cost of maintenance and repairs, including the cost of replacing minor items not constituting substantial betterments, principally to Cost of services and sales as these costs are incurred.

Advertising Costs

Costs for advertising products and services as well as other promotional and sponsorship costs are charged to Selling, general and administrative expense in the periods in which they are incurred (see Note 15).

Earnings Per Common Share

Basic earnings per common share are based on the weighted-average number of shares outstanding during the period. Where appropriate, diluted earnings per common share include the dilutive effect of shares issuable under our stock-based compensation plans.

There were a total of approximately 6 million and 3 million stock options and restricted stock units outstanding to purchase shares included in the computation of diluted earnings per common share for the years ended December 31, 2011 and December 31, 2010, respectively. Dilutive stock options outstanding to purchase shares included in the computation of diluted earnings per common share for the year ended December 31, 2009 were not significant. Outstanding options to purchase shares that were not included in the computation of diluted earnings per common share because to do so would have been anti-dilutive for the period, included approximately 19 million, 73 million and 112 million weighted-average shares for the years ended December 31, 2011, 2010 and 2009, respectively.

We are authorized to issue up to 4.25 billion and 250 million shares of common stock and Series Preferred Stock, respectively.

Cash and Cash Equivalents

We consider all highly liquid investments with a maturity of 90 days or less when purchased to be cash equivalents. Cash equivalents are stated at cost, which approximates quoted market value and include amounts held in money market funds.

Marketable Securities

We have investments in marketable securities, which are considered "available-for-sale" under the provisions of the accounting standard for certain debt and equity securities, and are included in the accompanying consolidated balance sheets in Short-term investments, Investments in unconsolidated businesses or Other assets. We continually evaluate our investments in marketable securities for impairment due to declines in market value considered to be other-than-temporary. That evaluation includes, in addition to persistent, declining stock prices, general economic and company-specific evaluations. In the event of a determination that a decline in market value is other-than-temporary, a charge to earnings is recorded for the loss, and a new cost basis in the investment is established.

Inventories

Inventory consists of wireless and wireline equipment held for sale, which is carried at the lower of cost (determined principally on either an average cost or first-in, first-out basis) or market.

Plant and Depreciation

We record plant, property and equipment at cost. Our local telephone operations' depreciation expense is principally based on the composite group remaining life method and straight-line composite rates. This method provides for the recognition of the cost of the remaining net investment in local telephone plant, less anticipated net salvage value, over the remaining asset lives. This method requires the periodic revision of depreciation rates. Plant, property and equipment of other wireline and wireless operations are generally depreciated on a straight-line basis.

Leasehold improvements are amortized over the shorter of the estimated life of the improvement or the remaining term of the lease in which the asset is located, calculated from the time the asset was placed in service.

When we replace, retire or otherwise dispose of depreciable plant used in our local telephone network, we deduct the carrying amount of such plant from the respective accounts and charge it to accumulated depreciation. When the depreciable assets of our other wireline and wireless operations are retired or otherwise disposed of, the related cost and accumulated depreciation are deducted from the plant accounts, and any gains or losses on disposition are recognized in income.

We capitalize and depreciate network software purchased or developed along with related plant assets. We also capitalize interest associated with the acquisition or construction of network-related assets. Capitalized interest is reported as a reduction in interest expense and depreciated as part of the cost of the network-related assets.

In connection with our ongoing review of the estimated remaining average useful lives of plant, property and equipment at our local telephone operations, we determined that there were no changes necessary to average useful lives for 2011 and 2010. We determined effective January 1, 2009 that the average useful lives of fiber cable (not including undersea cable) would be increased to 25 years from 20 to 25 years and the average useful lives of copper cable would be changed to 15 years from 13 to 18 years. These changes to average useful lives did not have a significant impact on depreciation expense. In connection with our ongoing review of the estimated remaining average useful lives of plant, property and equipment at our wireless operations, we determined that changes were necessary to the remaining estimated useful lives as a result of technology upgrades, enhancements, and planned retirements. These changes resulted in an increase in depreciation expense of $0.4 billion in 2011, and $0.3 billion in 2010 and 2009, respectively. While the timing and extent of current deployment plans are subject to ongoing analysis and modification, we believe the current estimates of useful lives are reasonable.

Computer Software Costs

We capitalize the cost of internal-use network and non-network software that has a useful life in excess of one year. Subsequent additions, modifications or upgrades to internal-use network and non-network software are capitalized only to the extent that they allow the software to perform a task it previously did not perform. Software maintenance and training costs are expensed in the period in which they are incurred. Also, we capitalize interest associated with the development of internal-use network and non-network software. Capitalized non-network internal-use software costs are amortized using the straight-line method over a period of 3 to 7 years and are included in Other intangible assets, net in our consolidated balance sheets. For a discussion of our impairment policy for capitalized software costs, see "Goodwill and Other Intangible Assets" below. Also, see Note 3 for additional detail of internal-use non-network software reflected in our consolidated balance sheets.

Goodwill and Other Intangible Assets

Goodwill

Goodwill is the excess of the acquisition cost of businesses over the fair value of the identifiable net assets acquired. Impairment testing for goodwill is performed annually in the fourth fiscal quarter or more frequently if indications of potential impairment exist. The impairment test for goodwill uses a two-step approach, which is performed at the reporting unit level. We have determined that in our case, the reporting units are our operating segments since that is the lowest level at which discrete, reliable financial and cash flow information is regularly reviewed by our chief operating decision maker. Step one compares the fair value of the reporting unit (calculated using a market approach and/or a discounted cash flow method) to its carrying value. If the carrying value exceeds the fair value, there is a potential impairment and step two must be performed. Step two compares the carrying value of the reporting unit's goodwill to its implied fair value (i.e., fair value of reporting unit less the fair value of the unit's assets and liabilities, including identifiable intangible assets). If the implied fair value of goodwill is less than the carrying amount of goodwill, an impairment is recognized.

Intangible Assets Not Subject to Amortization

A significant portion of our intangible assets are wireless licenses that provide our wireless operations with the exclusive right to utilize designated radio frequency spectrum to provide cellular communication services. While licenses are issued for only a fixed time, generally ten years, such licenses are subject to renewal by the Federal Communications Commission (FCC). Renewals of licenses have occurred routinely and at nominal cost. Moreover, we have determined that there are currently no legal, regulatory, contractual, competitive, economic or other factors that limit the useful life of our wireless licenses. As a result, we treat the wireless licenses as an indefinite-lived intangible asset. We reevaluate the useful life determination for wireless licenses each year to determine whether events and circumstances continue to support an indefinite useful life.

We test our wireless licenses for potential impairment annually or more frequently if indications of impairment exist. We evaluate our licenses on an aggregate basis using a direct value approach. The direct value approach estimates fair value using a discounted cash flow analysis to estimate what a marketplace participant would be willing to pay to purchase the aggregated wireless licenses as of the valuation date. If the fair value of the aggregated wireless licenses is less than the aggregated carrying amount of the licenses, an impairment is recognized.

Interest expense incurred while qualifying activities are performed to ready wireless licenses for their intended use is capitalized as part of wireless licenses. The capitalization period ends when the development is discontinued or substantially complete and the license is ready for its intended use.

Intangible Assets Subject to Amortization

Our intangible assets that do not have indefinite lives (primarily customer lists and non-network internal-use software) are amortized over their useful lives and reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. If any indications were present, we would test for recoverability by comparing the carrying amount of the asset to the net undiscounted cash flows expected to be generated from the asset. If those net undiscounted cash flows do not exceed the carrying amount, we would perform the next step, which is to determine the fair value of the asset and record an impairment, if any. We reevaluate the useful life determinations for these intangible assets each year to determine whether events and circumstances warrant a revision in their remaining useful lives.

For information related to the carrying amount of goodwill by segment, wireless licenses and other intangible assets, as well as the major components and average useful lives of our other acquired intangible assets, see Note 3.

Fair Value Measurements

Fair value of financial and non-financial assets and liabilities is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The three-tier hierarchy for inputs used in measuring fair value, which prioritizes the inputs used in the methodologies of measuring fair value for assets and liabilities, is as follows:

Level 1 - Quoted prices in active markets for identical assets or liabilities

Level 2 - Observable inputs other than quoted prices in active markets for identical assets and liabilities

Level 3 - No observable pricing inputs in the market

Financial assets and financial liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurements. Our assessment of the significance of a particular input to the fair value measurements requires judgment, and may affect the valuation of the assets and liabilities being measured and their placement within the fair value hierarchy.

Income Taxes

Our effective tax rate is based on pre-tax income, statutory tax rates, tax laws and regulations and tax planning strategies available to us in the various jurisdictions in which we operate.

Deferred income taxes are provided for temporary differences in the bases between financial statement and income tax assets and liabilities. Deferred income taxes are recalculated annually at tax rates then in effect. We record valuation allowances to reduce our deferred tax assets to the amount that is more likely than not to be realized.

We use a two-step approach for recognizing and measuring tax benefits taken or expected to be taken in a tax return. The first step is recognition: we determine whether it is more likely than not that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, we presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. The second step is measurement: a tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in one or more of the following: an increase in a liability for income taxes payable, a reduction of an income tax refund receivable, a reduction in a deferred tax asset, or an increase in a deferred tax liability.

The accounting standard relating to income taxes generated by leveraged lease transactions requires that changes in the projected timing of income tax cash flows generated by a leveraged lease transaction be recognized as a gain or loss in the year in which the change occurs.

Significant management judgment is required in evaluating our tax positions and in determining our effective tax rate.

Stock-Based Compensation

We measure and recognize compensation expense for all stock-based compensation awards made to employees and directors based on estimated fair values. See Note 10 for further details.

Foreign Currency Translation

The functional currency of our foreign operations is generally the local currency. For these foreign entities, we translate income statement amounts at average exchange rates for the period, and we translate assets and liabilities at end-of-period exchange rates. We record these translation adjustments in Accumulated other comprehensive income, a separate component of Equity, in our consolidated balance sheets. We report exchange gains and losses on intercompany foreign currency transactions of a long-term nature in Accumulated other comprehensive income. Other exchange gains and losses are reported in income.

Employee Benefit Plans

Pension and postretirement health care and life insurance benefits earned during the year as well as interest on projected benefit obligations are accrued currently. Prior service costs and credits resulting from changes in plan benefits are generally amortized over the average remaining service period of the employees expected to receive benefits. Expected return on plan assets is determined by applying the return on assets assumption to the actual fair value of plan assets. Actuarial gains and losses are recognized in operating results in the year in which they occur. These gains and losses are measured annually as of December 31 or upon a remeasurement event. Verizon management employees no longer earn pension benefits or earn service towards the company retiree medical subsidy (see Note 11).

We recognize a pension or a postretirement plan's funded status as either an asset or liability on the consolidated balance sheets. Also, we measure any unrecognized prior service costs and credits that arise during the period as a component of Accumulated other comprehensive income (loss), net of applicable income tax.

Derivative Instruments

We have entered into derivative transactions primarily to manage our exposure to fluctuations in foreign currency exchange rates, interest rates, equity and commodity prices. We employ risk management strategies, which may include the use of a variety of derivatives including cross currency swaps, foreign currency and prepaid forwards and collars, interest rate and commodity swap agreements and interest rate locks. We do not hold derivatives for trading purposes.

We measure all derivatives, including derivatives embedded in other financial instruments, at fair value and recognize them as either assets or liabilities on our consolidated balance sheets. Our derivative instruments are valued primarily using models based on readily observable market parameters for all substantial terms of our derivative contracts and thus are classified as Level 2. Changes in the fair values of derivative instruments not qualifying as hedges or any ineffective portion of hedges are recognized in earnings in the current period. Changes in the fair values of derivative instruments used effectively as fair value hedges are recognized in earnings, along with changes in the fair value of the hedged item. Changes in the fair value of the effective portions of cash flow hedges are reported in Other comprehensive income and recognized in earnings when the hedged item is recognized in earnings.

Recent Accounting Standards

During May 2011, an accounting standard update regarding fair value measurement was issued to provide a consistent definition of fair value and ensure that the fair value measurement and disclosure requirements are similar between U.S. GAAP and International Financial Reporting Standards. This standard update also changes certain fair value measurement principles and enhances the disclosure requirements particularly for Level 3 fair value measurements. We will adopt this standard update during the first quarter of 2012. The adoption of this standard update is not expected to have a significant impact on our consolidated financial statements.

In June 2011, an accounting standard update regarding the presentation of comprehensive income was issued to increase the prominence of items reported in other comprehensive income. The update requires that all nonowner changes in stockholders' equity be presented either in a single continuous statement of comprehensive income or in two separate, but consecutive statements. This standard update is effective during the first quarter of 2012. The adoption of this standard is not expected to have a significant impact on our consolidated financial statements.

In September 2011, an accounting standard update regarding testing of goodwill for impairment was issued. This standard update gives companies the option to perform a qualitative assessment to first assess whether the fair value of a reporting unit is less than its carrying amount. If an entity determines it is not more likely than not that the fair value of the reporting unit is less than its carrying amount, then performing the two-step impairment test is unnecessary. This standard update is effective during the first quarter of 2012. The adoption of this standard is not expected to have a significant impact on our consolidated financial statements.

Acquisitions And Divestitures	12 Months Ended
Dec. 31, 2011
Acquisitions And Divestitures [Abstract]
Acquisitions And Divestitures

Note 2

Acquisitions and Divestitures

Terremark Worldwide, Inc.

During April 2011, we acquired Terremark Worldwide, Inc. (Terremark), a global provider of information technology infrastructure and cloud services, for $19 per share in cash. Closing and other direct acquisition-related costs totaled approximately $13 million after-tax. The acquisition was completed via a "short-form" merger under Delaware law through which Terremark became a wholly owned subsidiary of Verizon. The acquisition enhanced Verizon's offerings to business and government customers globally.

The consolidated financial statements include the results of Terremark's operations from the date the acquisition closed. Had this acquisition been consummated on January 1, 2011 or 2010, the results of Terremark's acquired operations would not have had a significant impact on the consolidated net income attributable to Verizon. The debt obligations of Terremark that were outstanding at the time of its acquisition by Verizon were repaid during May 2011.

The acquisition of Terremark was accounted for as a business combination under the acquisition method. The cost of the acquisition was allocated to the assets and liabilities acquired based on their fair values as of the close of the acquisition, with the excess amount being recorded as goodwill. The fair values of the assets and liabilities acquired were determined using the income and cost approaches. The income approach was primarily used to value the intangible assets, consisting primarily of customer relationships. The cost approach was used, as appropriate, for plant, property and equipment. The fair value of the majority of the long-term debt acquired was primarily valued based on redemption prices. The final purchase price allocation presented below includes insignificant adjustments from the initial purchase price to the values of certain assets and liabilities acquired.

The following table summarizes the allocation of the acquisition cost to the assets acquired, including cash acquired of $0.1 billion, and liabilities acquired as of the acquisition date:

(dollars in millions)	Final Purchase Price Allocation
Assets
Current assets	$221
Plant, property and equipment	521
Goodwill	1,211
Intangible assets subject to amortization	410
Other assets	12

Total assets	2,375

Liabilities
Current liabilities	158
Debt maturing within one year	748
Deferred income taxes and other liabilities	75

Total liabilities	981

Net assets acquired	$1,394

Intangible assets subject to amortization include customer lists which are being amortized on a straight-line basis over 13 years, and other intangibles which are being amortized on a straight-line basis over a period of 5 years.

Telephone Access Line Spin-off

On July 1, 2010, after receiving regulatory approval, we completed the spin-off of the shares of a newly formed subsidiary of Verizon (Spinco) to Verizon stockholders and the merger of Spinco with Frontier Communications Corporation (Frontier). Spinco held defined assets and liabilities that were used in Verizon's local exchange businesses and related activities in 14 states. The total value of the transaction to Verizon and its stockholders was approximately $8.6 billion. The accompanying consolidated financial statements for the year ended December 31, 2010 include these operations prior to the completion of the spin-off.

During 2010 and 2009, we recorded pre-tax charges of $0.5 billion and $0.2 billion, respectively, primarily for costs incurred related to network, non-network software and other activities to enable the divested markets in the transaction with Frontier to operate on a stand-alone basis subsequent to the closing of the transaction; professional advisory and legal fees in connection with this transaction; and fees related to the early extinguishment of debt from the use of proceeds from the transaction. During 2009, we also recorded pre-tax charges of $0.2 billion for costs incurred related to our Wireline cost reduction initiatives.

Alltel Divestiture Markets

As a condition of the regulatory approvals to complete the acquisition of Alltel Corporation (Alltel) in January 2009, Verizon Wireless was required to divest overlapping properties in 105 operating markets in 24 states (Alltel Divestiture Markets). During the second quarter of 2010, AT&T Mobility acquired 79 of the 105 Alltel Divestiture Markets, including licenses and network assets, for approximately $2.4 billion in cash and Atlantic Tele-Network, Inc. acquired the remaining 26 Alltel Divestiture Markets, including licenses and network assets, for $0.2 billion in cash.

During the second quarter of 2010, we recorded a tax charge of approximately $0.2 billion for the taxable gain associated with these transactions.

Other

In December 2011, we entered into agreements to acquire Advanced Wireless Services (AWS) spectrum licenses held by SpectrumCo, LLC and Cox TMI Wireless, respectively. The aggregate value of these transactions is approximately $3.9 billion. The consummation of each of these transactions is subject to various conditions, including approval by the FCC and review by the Department of Justice (DOJ). These spectrum acquisitions are expected to close in 2012.

In December 2011, we entered into commercial agreements with affiliates of Comcast Corporation, Time Warner Cable, Bright House Networks and Cox Communications Inc. (the cable companies). Through these agreements, the cable companies and Verizon Wireless became agents to sell one another's products and services and, over time, the cable companies will have the option, subject to the terms and conditions of the agreements, of selling Verizon Wireless service on a wholesale basis. In addition, the cable companies (other than Cox Communications Inc.) and Verizon Wireless have formed a technology innovation joint venture for the development of technology and intellectual property to better integrate wireline and wireless products and services. These commercial agreements and the formation of the joint venture are currently under review by the DOJ.

In February 2012, a new joint venture between Verizon and Coinstar, Inc. was announced. At the outset, Verizon will hold a 65% majority ownership share and Redbox Automated Retail, LLC, a subsidiary of Coinstar, Inc. will hold a 35% ownership share. The joint venture will be consolidated by Verizon for reporting purposes. The joint venture will offer access to physical media rentals through Redbox kiosks and online and mobile content streaming from Verizon to consumers across the country. The joint venture plans to introduce its product portfolio, which will include subscription services, in mid-2012. The initial funding related to the formation of the joint venture is not significant to Verizon.

During 2011, we also entered into agreements with a subsidiary of Leap Wireless, and with Savary Island Wireless, which is majority-owned by Leap Wireless, for the purchase of certain of their AWS and PCS licenses in exchange for cash and our 700 MHz A block license in Chicago. The consummation of each of these transactions is subject to customary closing conditions, including approval by the FCC.

During 2011, we acquired other various wireless licenses and markets and a provider of cloud software technology for cash consideration that was not significant.

During 2010, Verizon Wireless acquired the net assets and related customers of six operating markets in Louisiana and Mississippi in a transaction with AT&T Inc. for cash consideration of $0.2 billion. The purchase price allocation resulted in $0.1 billion of wireless licenses and $0.1 billion in goodwill.

Merger Integration and Acquisition Related Charges

During 2010, we recorded pre-tax merger integration charges of $0.9 billion primarily related to the Alltel acquisition. These charges were primarily due to the decommissioning of overlapping cell sites, preacquisition contingencies, handset conversions and trade name amortization.

During 2009, we recorded pre-tax merger integration and acquisition related charges of $1.2 billion. These charges primarily related to the Alltel acquisition and were comprised of trade name amortization, re-branding initiatives and handset conversions. The charges during 2009 were also comprised of transaction fees and costs associated with the acquisition, including fees related to the credit facility that was entered into and utilized to complete the acquisition.

Wireless Licenses, Goodwill And Other Intangible Assets	12 Months Ended
Dec. 31, 2011
Wireless Licenses, Goodwill And Other Intangible Assets [Abstract]
Wireless Licenses, Goodwill And Other Intangible Assets

Note 3

Wireless Licenses, Goodwill and Other Intangible Assets

Wireless Licenses

Changes in the carrying amount of Wireless licenses are as follows:

(dollars in millions)
Balance at January 1, 2010	$72,067
Acquisitions (Note 2)	178
Capitalized interest on wireless licenses	748
Reclassifications, adjustments and other	3

Balance at December 31, 2010	$72,996
Acquisitions (Note 2)	58
Capitalized interest on wireless licenses	196

Balance at December 31, 2011	$73,250

During the years ended December 31, 2011 and 2010, approximately $2.2 billion and $12.2 billion, respectively, of wireless licenses were under development for commercial service for which we were capitalizing interest costs. In December 2010, a substantial portion of these licenses were placed in service in connection with our deployment of fourth-generation Long-Term Evolution technology services. See Note 2 regarding the December 2011 agreement to acquire spectrum licenses.

The average remaining renewal period of our wireless license portfolio was 6.4 years as of December 31, 2011 (see Note 1, Goodwill and Other Intangible Assets – Intangible Assets Not Subject to Amortization).

Goodwill

Changes in the carrying amount of Goodwill are as follows:

	(dollars in millions)
	Verizon Wireless	Wireline	Total
Balance at January 1, 2010	$17,738	$4,734	$22,472
Acquisitions (Note 2)	131	–	13
Dispositions (Note 2)	–	(614)	(614)
Reclassifications, adjustments and other	–	(1)	(1)

Balance at December 31, 2010	$17,869	$4,119	$21,988
Acquisitions (Note 2)	94	1,275	1,369

Balance at December 31, 2011	$17,963	$5,394	$23,357

Other Intangible Assets

The following table displays the composition of Other intangible assets, net:

					(dollars in millions)
	2011			2010
At December 31,	Gross Amount	Accumulated Amortization	Net Amount	Gross Amount	Accumulated Amortization	Net Amount
Customer lists (6 to 13 years)	$3,529	$(2,052)	$1,477	$3,150	$(1,551)	$1,599
Non-network internal-use software (3 to 7 years)	9,536	(5,487)	4,049	8,446	(4,614)	3,832
Other (2 to 25 years)	561	(209)	352	885	(486)	399

Total	$13,626	$(7,748)	$5,878	$12,481	$(6,651)	$5,830

Customer lists and Other at December 31, 2011 include $0.4 billion related to the Terremark acquisition (see Note 2).

The amortization expense for Other intangible assets was as follows:

Years	(dollars in millions)
2011	$1,505
2010	1,812
2009	1,970

Estimated annual amortization expense for Other intangible assets is as follows:

Years	(dollars in millions)
2012	$1,363
2013	1,193
2014	884
2015	695
2016	491

Plant, Property And Equipment	12 Months Ended
Dec. 31, 2011
Plant, Property And Equipment [Abstract]
Plant, Property And Equipment

Note 4

Plant, Property and Equipment

The following table displays the details of Plant, property and equipment, which is stated at cost:

	(dollars in millions)
At December 31,	Lives (years)	2011	2010
Land	–	$862	$865
Buildings and equipment	15-45	21,969	21,064
Central office and other network equipment	3-15	107,322	102,547
Cable, poles and conduit	11-50	67,190	67,539
Leasehold improvements	5-20	5,030	4,816
Work in progress	–	3,417	4,375
Furniture, vehicles and other	3-12	9,836	10,449

		215,626	211,655
Less accumulated depreciation		127,192	123,944

Total		$88,434	$87,711

Investments In Unconsolidated Businesses	12 Months Ended
Dec. 31, 2011
Investments In Unconsolidated Business [Abstract]
Investments In Unconsolidated Businesses

Note 5

Investments in Unconsolidated Businesses

Our investments in unconsolidated businesses are comprised of the following:

	(dollars in millions)
At December 31,	Ownership	2011	2010
Equity Investees
Vodafone Omnitel	23.1%	$2,083	$2,002
Other	Various	1,320	1,471

Total equity investees		3,403	3,473

Cost Investees	Various	45	24

Total investments in unconsolidated businesses		$3,448	$3,497

Dividends and repatriations of foreign earnings received from these investees amounted to $0.5 billion in 2011, $0.5 billion in 2010 and $0.9 billion in 2009. See Note 12 regarding undistributed earnings of our foreign subsidiaries.

Equity Method Investments

Vodafone Omnitel

Vodafone Omnitel N.V. (Vodafone Omnitel) is one of the largest wireless communications companies in Italy. At December 31, 2011 and 2010, our investment in Vodafone Omnitel included goodwill of $1.0 billion and $1.1 billion, respectively.

Other Equity Investees

We have limited partnership investments in entities that invest in affordable housing projects, for which we provide funding as a limited partner and receive tax deductions and tax credits based on our partnership interests. At December 31, 2011 and 2010, we had equity investments in these partnerships of $1.1 billion and $1.2 billion, respectively. We adjust the carrying value of these investments for any losses incurred by the limited partnerships through earnings.

The remaining investments include wireless partnerships in the U.S. and other smaller domestic and international investments.

Summarized Financial Information

Summarized financial information for our equity investees is as follows:

Balance Sheet

	(dollars in millions)
At December 31,	2011	2010
Current Assets	$3,720	$3,620
Noncurrent Assets	8,469	7,568

Total Assets	$12,189	$11,188

Current liabilities	$6,123	$5,509
Noncurrent liabilities	8	8
Equity	6,058	5,671

Total liabilities and equity	$12,189	$11,188

Income Statement

	(dollars in millions)
Years Ended December 31,	2011	2010	2009
Net revenue	$12,668	$12,356	$12,903
Operating income	4,021	4,156	4,313
Net income	2,451	2,563	2,717

Noncontrolling Interest	12 Months Ended
Dec. 31, 2011
Noncontrolling Interest [Abstract]
Noncontrolling Interest

Note 6

Noncontrolling Interest

Noncontrolling interests in equity of subsidiaries were as follows:

	(dollars in millions)
At December 31,	2011	2010
Noncontrolling interests in consolidated subsidiaries:
Verizon Wireless	$49,165	$47,557
Wireless partnerships	773	786

	$49,938	$48,343

Wireless Joint Venture

Our Verizon Wireless segment, Cellco Partnership doing business as Verizon Wireless (Verizon Wireless) is a joint venture formed in April 2000 by the combination of the U.S. wireless operations and interests of Verizon and Vodafone. Verizon owns a controlling 55% interest in Verizon Wireless and Vodafone owns the remaining 45%.

In July 2011, the Board of Representatives of Verizon Wireless declared a distribution to its owners, payable on January 31, 2012 in proportion to their partnership interests on that date, in the aggregate amount of $10 billion. As a result, during January 2012, Vodafone Group Plc received a cash payment of $4.5 billion and the remainder of the distribution was received by Verizon.

Leasing Arrangements	12 Months Ended
Dec. 31, 2011
Leasing Arrangements [Abstract]
Leasing Arrangements

Note 7

Leasing Arrangements

As Lessor

We are the lessor in leveraged and direct financing lease agreements for commercial aircraft and power generating facilities, which comprise the majority of our leasing portfolio along with telecommunications equipment, real estate property and other equipment. These leases have remaining terms of up to 39 years as of December 31, 2011. In addition, we lease space on certain of our cell towers to other wireless carriers. Minimum lease payments receivable represent unpaid rentals, less principal and interest on third-party nonrecourse debt relating to leveraged lease transactions. Since we have no general liability for this debt, which is secured by a senior security interest in the leased equipment and rentals, the related principal and interest have been offset against the minimum lease payments receivable in accordance with GAAP. All recourse debt is reflected in our consolidated balance sheets.

At each reporting period, we monitor the credit quality of the various lessees in our portfolios. Regarding the leveraged lease portfolio, external credit reports are used where available and where not available we use internally developed indicators. These indicators or internal credit risk grades factor historic loss experience, the value of the underlying collateral, delinquency trends, and industry and general economic conditions. The credit quality of our lessees primarily varies from AAA to CCC-. For each reporting period the leveraged leases within the portfolio are reviewed for indicators of impairment where it is probable the rent due according to the contractual terms of the lease will not be collected. All significant accounts, individually or in the aggregate, are current and none are classified as impaired.

Finance lease receivables, which are included in Prepaid expenses and other and Other assets in our consolidated balance sheets, are comprised of the following:

				(dollars in millions)
At December 31,			2011			2010
	Leveraged Leases	Direct Finance Leases	Total	Leveraged Leases	Direct Finance Leases	Total

Minimum lease payments receivable	$1,610	$119	$1,729	$2,360	$155	$2,515
Estimated residual value	1,202	9	1,211	1,305	7	1,312
Unearned income	(874)	(19)	(893)	(1,140)	(20)	(1,160)

Total	$1,938	$109	$2,047	$2,525	$142	$2,667

Allowance for doubtful accounts			(137)			(152)

Finance lease receivables, net			$1,910			$2,515

Prepaid expenses and other			$46			$59
Other assets			1,864			2,456

			$1,910			$2,515

Accumulated deferred taxes arising from leveraged leases, which are included in Deferred income taxes, amounted to $1.6 billion at December 31, 2011 and $2.0 billion at December 31, 2010.

The following table is a summary of the components of income from leveraged leases:

	(dollars in millions)
Years Ended December 31,	2011	2010	2009
Pretax income	$61	$74	$83
Income tax expense	24	32	34

The future minimum lease payments to be received from noncancelable capital leases (direct financing and leveraged leases), net of nonrecourse loan payments related to leveraged leases and allowances for doubtful accounts, along with expected receipts relating to operating leases for the periods shown at December 31, 2011, are as follows:

	(dollars in millions)
Years	Capital Leases	Operating Leases
2012	$130	$171
2013	115	157
2014	94	140
2015	67	119
2016	148	95
Thereafter	1,175	102

Total	$1,729	$784

As Lessee

We lease certain facilities and equipment for use in our operations under both capital and operating leases. Total rent expense under operating leases amounted to $2.5 billion in 2011, 2010 and 2009, respectively.

Amortization of capital leases is included in Depreciation and amortization expense in the consolidated statements of income. Capital lease amounts included in Plant, property and equipment are as follows:

	(dollars in millions)
At December 31,	2011	2010
Capital leases	$362	$321
Less accumulated amortization	132	130

Total	$230	$191

The aggregate minimum rental commitments under noncancelable leases for the periods shown at December 31, 2011, are as follows:

	(dollars in millions)
Years	Capital Leases	Operating Leases
2012	$92	$2,004
2013	88	1,779
2014	66	1,558
2015	53	1,298
2016	47	1,004
Thereafter	130	4,746

Total minimum rental commitments	476	$12,389

Less interest and executory costs	124

Present value of minimum lease payments	352
Less current installments	66

Long-term obligation at December 31, 2011	$286

Debt	12 Months Ended
Dec. 31, 2011
Debt [Abstract]
Debt

Note 8

Debt

Changes to debt during 2011 are as follows:

	(dollars in millions)
	Debt Maturing within One Year	Long-term Debt	Total
Balance at January 1, 2011	$7,542	$45,252	$52,794
Proceeds from long-term borrowings	–	11,060	11,060
Repayments of long-term borrowings and capital leases obligations	(11,805)	–	(11,805)
Increase in short-term obligations, excluding current maturities	1,928	–	1,928
Reclassifications of long-term debt	6,100	(6,100)	–
Debt acquired (Note 2)	748	–	748
Other	336	91	427

Balance at December 31, 2011	$4,849	$50,303	$55,152

Debt maturing within one year is as follows:

	(dollars in millions)
At December 31,	2011	2010
Long-term debt maturing within one year	$2,915	$7,542
Commercial paper	1,934	–

Total debt maturing within one year	$4,849	$7,542

The weighted average interest rate for our commercial paper outstanding at December 31, 2011 was 0.40%.

Credit Facility

As of December 31, 2011, the unused borrowing capacity under a $6.2 billion three-year credit facility with a group of major financial institutions was approximately $6.1 billion. On April 15, 2011, we amended this facility primarily to reduce fees and borrowing costs and extend the maturity date to October 15, 2014.

Long-Term Debt

Outstanding long-term debt obligations are as follows:

			(dollars in millions)
At December 31,	Interest Rates %	Maturities	2011	2010
Verizon Communications - notes payable and other	1.25 – 3.50	2013 – 2021	$6,900	$–
	4.35 – 5.50	2013 – 2041	7,832	6,062
	5.55 – 6.90	2016 – 2041	11,043	10,441
	7.35 – 8.95	2018 – 2039	6,642	7,677
	Floating	2014	1,000	–

Verizon Wireless - notes payable and other	5.25 – 5.55	2012 – 2014	4,250	7,000
	7.38 – 8.88	2013 – 2018	5,081	5,975
	Floating	–	–	1,250

Verizon Wireless - Alltel assumed notes	6.50 – 7.88	2012 – 2032	2,315	2,315

Telephone subsidiaries - debentures	4.63 – 7.00	2012 – 2033	4,045	7,937
	7.15 – 7.88	2012 – 2032	1,449	1,449
	8.00 – 8.75	2019 – 2031	880	880

Other subsidiaries - debentures and other	6.84 – 8.75	2018 – 2028	1,700	1,700

Capital lease obligations (average rates of 6.3% and 6.8%, respectively)			352	332
Unamortized discount, net of premium			(271)	(224)

Total long-term debt, including current maturities			53,218	52,794
Less long-term debt maturing within one year			2,915	7,542

Total long-term debt			$50,303	$45,252

Verizon Communications - Notes Payable and Other

2011

During March 2011, we issued $6.25 billion aggregate principal amount of fixed and floating rate notes resulting in cash proceeds of approximately $6.19 billion, net of discounts and issuance costs. The issuances consisted of the following: $1.0 billion of Notes due 2014 that bear interest at a rate equal to three-month London Interbank Offered Rate (LIBOR) plus 0.61%, $1.5 billion of 1.95% Notes due 2014, $1.25 billion of 3.00% Notes due 2016, $1.5 billion of 4.60% Notes due 2021 and $1.0 billion of 6.00% Notes due 2041. The net proceeds were used for the repayment of commercial paper and other general corporate purposes, as well as for the redemption of certain telephone subsidiary debt during April 2011 (see "Telephone and Other Subsidiary Debt" below).

During November 2011, we issued $4.6 billion aggregate principal amount of fixed notes resulting in cash proceeds of approximately $4.55 billion, net of discounts and issuance costs. The issuances consisted of the following: $0.8 billion of 1.25% Notes due 2014, $1.3 billion of 2.00% Notes due 2016, $1.9 billion of 3.50% Notes due 2021 and $0.8 billion of 4.75% Notes due 2041. During November 2011, the net proceeds were used to redeem $1.0 billion of 7.375% Verizon Communications Notes due September 2012 at a redemption price of 105.2% of principal amount of the notes, $0.6 billion of 6.875% Verizon Communications Notes due June 2012 at a redemption price of 103.5% of principal amount of the notes and certain telephone subsidiary debt (see "Telephone and Other Subsidiary Debt" below), as well as for the repayment of commercial paper and other general corporate purposes. Any accrued and unpaid interest was paid through the date of redemption. In addition, we terminated the interest rate swap with a notional value totaling $1.0 billion related to the $1.0 billion of 7.375% Verizon Communications Notes due September 2012.

During 2011, $0.5 billion of 5.35% Verizon Communications Notes matured and were repaid and we utilized $0.3 billion under fixed rate vendor financing facilities.

The debt obligations of Terremark that were outstanding at the time of its acquisition by Verizon were repaid during the second quarter of 2011.

2010

During July 2010, Verizon received approximately $3.1 billion in cash in connection with the completion of the spin-off and merger of Spinco (see Note 2). This special cash payment was subsequently used to redeem $2.0 billion of 7.25% Verizon Communications Notes due December 2010 at a redemption price of 102.7% of the principal amount of the notes, plus accrued and unpaid interest through the date of redemption, as well as other short-term borrowings. In addition, during 2010 Verizon repaid $0.2 billion of floating rate vendor financing debt.

Verizon Wireless – Notes Payable and Other

Verizon Wireless Capital LLC, a wholly owned subsidiary of Verizon Wireless, is a limited liability company formed under the laws of Delaware on December 7, 2001 as a special purpose finance subsidiary to facilitate the offering of debt securities of Verizon Wireless by acting as co-issuer. Other than the financing activities as a co-issuer of Verizon Wireless indebtedness, Verizon Wireless Capital LLC has no material assets, operations or revenues. Verizon Wireless is jointly and severally liable with Verizon Wireless Capital LLC for co-issued notes.

2011

During May 2011, $4.0 billion aggregate principal amount of Verizon Wireless two-year fixed and floating rate notes matured and were repaid. During December 2011, we repaid $0.9 billion upon maturity for the €0.7 billion of 7.625% Verizon Wireless Notes and the related cross currency swap was settled (see Note 9).

During February 2012, $0.8 billion of 5.25% Verizon Wireless Notes matured and were repaid.

2010

In 2010, Verizon Wireless exercised its right to redeem the outstanding $1.0 billion of aggregate floating rate notes due June 2011 at a redemption price of 100% of the principal amount of the notes, plus accrued and unpaid interest through the date of redemption. In addition, during 2010, Verizon Wireless repaid the remaining $4.0 billion of borrowings that were outstanding under a $4.4 billion Three-Year Term Loan Facility Agreement with a maturity date of September 2011 (Three-Year Term Loan Facility). As there were no borrowings outstanding under this facility, it was cancelled.

Telephone and Other Subsidiary Debt

2011

During April 2011, we redeemed the $1.0 billion of 5.65% Verizon Pennsylvania Inc. Debentures due November 15, 2011 at a redemption price of 102.9% of the principal amount of the debentures; and the $1.0 billion of 6.50% Verizon New England Inc. Debentures due September 15, 2011 at a redemption price of 102.3% of the principal amount of the debentures. Any accrued and unpaid interest was paid through the date of redemption.

During November 2011, we redeemed the following debentures: $0.4 billion of 6.125% Verizon Florida Inc. Debentures due January 2013 at a redemption price of 106.3% of the principal amount of the debentures; $0.5 billion of 6.125% Verizon Maryland Inc. Debentures due March 2012 at a redemption price of 101.5% of the principal amount of the debentures; and $1.0 billion of 6.875% Verizon New York Inc. Debentures due April 2012 at a redemption price of 102.2% of the principal amount of the debentures. Any accrued and unpaid interest was paid through the date of redemption.

During January 2012, $1.0 billion of 5.875% Verizon New Jersey Inc. Debentures matured and were repaid.

2010

During 2010, $0.3 billion of 6.125% and $0.2 billion of 8.625% Verizon New York Inc. Debentures, $0.2 billion of 6.375% Verizon North Inc. Debentures and $0.2 billion of 6.3% Verizon Northwest Inc. Debentures matured and were repaid.

Debt Redemption Costs

During November 2011, we recorded debt redemption costs of $0.1 billion in connection with the early redemption of $1.0 billion of 7.375% Verizon Communications Notes due September 2012, $0.6 billion of 6.875% Verizon Communications Notes due June 2012, $0.4 billion of 6.125% Verizon Florida Inc. Debentures due January 2013, $0.5 billion of 6.125% Verizon Maryland Inc. Debentures due March 2012 and $1.0 billion of 6.875% Verizon New York Inc. Debentures due April 2012.

Guarantees

On June 24, 2011, we guaranteed the debentures and first mortgage bonds of our operating telephone company subsidiaries. As of December 31, 2011, $6.4 billion principal amount of these obligations remain outstanding. Each guarantee will remain in place for the life of the obligation unless terminated pursuant to its terms, including the operating telephone company no longer being a wholly-owned subsidiary of Verizon.

We also guarantee the debt obligations of GTE Corporation that were issued and outstanding prior to July 1, 2003. As of December 31, 2011, $1.7 billion principal amount of these obligations remain outstanding.

Debt Covenants

We and our consolidated subsidiaries are in compliance with all debt covenants.

Maturities of Long-Term Debt

Maturities of long-term debt outstanding at December 31, 2011 are as follows:

Years	(dollars in millions)
2012	$2,915
2013	5,637
2014	6,800
2015	1,186
2016	4,141
Thereafter	32,539

Fair Value Measurements And Financial Instruments	12 Months Ended
Dec. 31, 2011
Fair Value Measurements And Financial Instruments [Abstract]
Fair Value Measurements And Financial Instruments

Note 9

Fair Value Measurements and Financial Instruments

The following table presents the balances of assets measured at fair value on a recurring basis as of December 31, 2011:

			(dollars in millions)
	Level 1(1)	Level 2(2)	Level 3(3)	Total
Assets:
Short-term investments:
Equity securities	$259	$–	$–	$259
Fixed income securities	2	331	–	333
Other Current Assets:
Forward contracts	–	1	–	1
Other Assets:
Fixed income securities	220	763	–	983
Interest rate swaps	–	625	–	625
Cross currency swaps	–	77	–	77

Total	$481	$1,797	$–	$2,278

(1)	quoted prices in active markets for identical assets or liabilities

(2)	observable inputs other than quoted prices in active markets for identical assets and liabilities

(3)	no observable pricing inputs in the market

Equity securities consist of investments in common stock of domestic and international corporations measured using quoted prices in active markets.

Fixed income securities consist primarily of investments in U.S. Treasuries and agencies, as well as municipal bonds. We use quoted prices in active markets for our U.S. Treasury securities, and therefore these securities are classified as Level 1. For all other fixed income securities that do not have quoted prices in active markets, we use alternative matrix pricing as a practical expedient resulting in these debt securities being classified as Level 2.

Derivative contracts are valued using models based on readily observable market parameters for all substantial terms of our derivative contracts and thus are classified within Level 2. We use mid-market pricing for fair value measurements of our derivative instruments.

We recognize transfers between levels of the fair value hierarchy as of the end of the reporting period. There were no transfers within the fair value hierarchy during 2011.

Fair Value of Short-term and Long-term Debt

The fair value of our short-term and long-term debt, excluding capital leases, which is determined based on market quotes for similar terms and maturities or future cash flows discounted at current rates, was as follows:

			(dollars in millions)
At December 31,		2011		2010
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Short- and long-term debt, excluding capital leases	$54,800	$64,485	$52,462	$59,020

Derivatives

Interest Rate Swaps

We have entered into domestic interest rate swaps to achieve a targeted mix of fixed and variable rate debt. We principally receive fixed rates and pay variable rates based on LIBOR, resulting in a net increase or decrease to Interest expense. These swaps are designated as fair value hedges and hedge against changes in the fair value of our debt portfolio. We record the interest rate swaps at fair value on our consolidated balance sheets as assets and liabilities. Changes in the fair value of the interest rate swaps due to changes in interest rates are recorded to Interest expense, which are offset by changes in the fair value of the debt. The fair value of these contracts was $0.6 billion at December 31, 2011 and $0.3 billion at December 31, 2010 and is primarily included in Other assets and Long-term debt. As of December 31, 2011, the total notional amount of these interest rate swaps was $7.0 billion.

Forward Interest Rate Swaps

In order to manage our exposure to future interest rate changes, during 2010, we entered into forward interest rate swaps with a total notional value of $1.4 billion. We designated these contracts as cash flow hedges. The fair value of these contracts was $0.1 billion at December 31, 2010 and the contracts were included in Other assets. In 2011, we terminated these forward interest rate swaps.

Cross Currency Swaps

During 2008, Verizon Wireless entered into cross currency swaps designated as cash flow hedges to exchange approximately $2.4 billion of British Pound Sterling and Euro-denominated debt into U.S. dollars and to fix our future interest and principal payments in U.S. dollars, as well as mitigate the impact of foreign currency transaction gains or losses. During December 2011, we repaid $0.9 billion upon maturity for the €0.7 billion of 7.625% Verizon Wireless Notes. The settlement of the related cross currency swap did not have a material impact on our financial statements. The fair value of the outstanding swaps, primarily included in Other assets, was approximately $0.1 billion at December 31, 2011 and December 31, 2010, respectively. During 2011, the pretax loss recognized in Other comprehensive income was not significant. During 2010, a pre-tax loss of $0.2 billion was recognized in Other comprehensive income. A portion of these gains and losses recognized in Other comprehensive income was reclassified to Other income and (expense), net to offset the related pretax foreign currency transaction gain or loss on the underlying debt obligations.

Prepaid Forward Agreement

During the first quarter of 2009, we entered into a privately negotiated prepaid forward agreement for 14 million shares of Verizon common stock at a cost of approximately $0.4 billion. We terminated the prepaid forward agreement with respect to 5 million of the shares during the fourth quarter of 2009 and 9 million of the shares during the first quarter of 2010, which resulted in the delivery of those shares to Verizon.

Concentrations of Credit Risk

Financial instruments that subject us to concentrations of credit risk consist primarily of temporary cash investments, short-term and long-term investments, trade receivables, certain notes receivable, including lease receivables, and derivative contracts. Our policy is to deposit our temporary cash investments with major financial institutions. Counterparties to our derivative contracts are also major financial institutions. The financial institutions have all been accorded high ratings by primary rating agencies. We limit the dollar amount of contracts entered into with any one financial institution and monitor our counterparties' credit ratings. We generally do not give or receive collateral on swap agreements due to our credit rating and those of our counterparties. While we may be exposed to credit losses due to the nonperformance of our counterparties, we consider the risk remote and do not expect the settlement of these transactions to have a material effect on our results of operations or financial condition.

Stock-Based Compensation	12 Months Ended
Dec. 31, 2011
Stock-Based Compensation [Abstract]
Stock-Based Compensation

Note 10

Stock-Based Compensation

Verizon Communications Long-Term Incentive Plan

The Verizon Communications Inc. Long-Term Incentive Plan (the Plan) permits the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance stock units and other awards. The maximum number of shares available for awards from the Plan is 119.6 million shares.

Restricted Stock Units

The Plan provides for grants of Restricted Stock Units (RSUs) that generally vest at the end of the third year after the grant. The RSUs granted prior to January 1, 2010 are classified as liability awards because the RSUs will be paid in cash upon vesting. The RSU award liability is measured at its fair value at the end of each reporting period and, therefore, will fluctuate based on the performance of Verizon common stock. The RSUs granted subsequent to January 1, 2010 are classified as equity awards because the RSUs will be paid in Verizon common stock upon vesting. The RSU equity awards are measured using the grant date fair value of Verizon common stock and are not remeasured at the end of each reporting period. Dividend equivalent units are also paid to participants at the time the RSU award is paid, and in the same proportion as the RSU award.

Performance Stock Units

The Plan also provides for grants of Performance Stock Units (PSUs) that generally vest at the end of the third year after the grant. The Human Resources Committee of the Board of Directors determines the number of PSUs a participant earns based on the extent to which the corresponding goal has been achieved over the three-year performance cycle. The PSUs are classified as liability awards because the PSU awards are paid in cash upon vesting. The PSU award liability is measured at its fair value at the end of each reporting period and, therefore, will fluctuate based on the price of Verizon common stock as well as performance relative to the targets. Dividend equivalent units are also paid to participants at the time that the PSU award is determined and paid, and in the same proportion as the PSU award.

The following table summarizes Verizon's Restricted Stock Unit and Performance Stock Unit activity:

(shares in thousands)	Restricted Stock Units	Performance Stock Units
Outstanding January 1, 2009	21,820	33,214
Granted	7,101	14,079
Payments	(9,357)	(17,141)
Cancelled/Forfeited	(121)	(257)

Outstanding December 31, 2009	19,443	29,895
Granted	8,422	17,311
Payments	(6,788)	(14,364)
Cancelled/Forfeited	(154)	(462)

Outstanding December 31, 2010	20,923	32,380
Granted	6,667	10,348
Payments	(7,600)	(12,137)
Cancelled/Forfeited	(154)	(2,977)

Outstanding December 31, 2011	19,836	27,614

As of December 31, 2011, unrecognized compensation expense related to the unvested portion of Verizon's RSUs and PSUs was approximately $0.4 billion and is expected to be recognized over approximately two years.

The RSUs granted in 2011 and 2010, and classified as equity awards, have weighted average grant date fair values of $36.38 and $28.63 per unit, respectively. During 2011, 2010 and 2009, we paid $0.7 billion, $0.7 billion and $0.9 billion, respectively, to settle RSUs and PSUs classified as liability awards.

Verizon Wireless' Long-Term Incentive Plan

The Verizon Wireless Long-Term Incentive Plan (the Wireless Plan) provides compensation opportunities to eligible employees of Verizon Wireless (the Partnership). Under the Wireless Plan, Value Appreciation Rights (VARs) were granted to eligible employees. As of December 31, 2011, all VARs were fully vested. We have not granted new VARs since 2004.

VARs reflect the change in the value of the Partnership, as defined in the Wireless Plan. Similar to stock options, the valuation is determined using a Black-Scholes model. Once VARs become vested, employees can exercise their VARs and receive a payment that is equal to the difference between the VAR price on the date of grant and the VAR price on the date of exercise, less applicable taxes. All outstanding VARs are fully exercisable and have a maximum term of 10 years. All VARs were granted at a price equal to the estimated fair value of the Partnership, as defined in the Wireless Plan, at the date of the grant.

The following table summarizes the assumptions used in the Black-Scholes model during 2011:

Ranges
Risk-free rate	0.05% - 0.57%
Expected term (in years)	0.02 - 1.50
Expected volatility	29.47% - 48.30%

The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of the measurement date. Expected volatility was based on a blend of the historical and implied volatility of publicly traded peer companies for a period equal to the VARs expected life ending on the measurement date.

The following table summarizes the Value Appreciation Rights activity:

(shares in thousands)	VARs	Weighted-Average Grant-Date Fair Value
Outstanding rights, January 1, 2009	28,244	$16.54
Exercised	(11,442)	16.53
Cancelled/Forfeited	(211)	17.63

Outstanding rights, December 31, 2009	16,591	16.54
Exercised	(4,947)	24.47
Cancelled/Forfeited	(75)	22.72

Outstanding rights, December 31, 2010	11,569	13.11
Exercised	(3,303)	14.87
Cancelled/Forfeited	(52)	14.74

Outstanding rights, December 31, 2011	8,214	12.39

During 2011, 2010 and 2009, we paid $0.1 billion, $0.1 billion and $0.2 billion, respectively, to settle VARs classified as liability awards.

Stock-Based Compensation Expense

After-tax compensation expense for stock-based compensation related to RSUs, PSUs, and VARs described above included in net income attributable to Verizon was $0.5 billion, $0.5 billion and $0.5 billion for 2011, 2010 and 2009, respectively.

Stock Options

The Plan provides for grants of stock options to participants at an option price per share of no less than 100% of the fair market value of Verizon common stock on the date of grant. Each grant has a 10-year life, vesting equally over a three-year period, starting at the date of the grant. We have not granted new stock options since 2004.

The following table summarizes Verizon's stock option activity:

(shares in thousands)	Stock Options	Weighted-Average Exercise Price
Outstanding, January 1, 2009	140,158	$45.86
Exercised	(2)	25.32
Cancelled/Forfeited	(32,391)	50.31

Outstanding, December 31, 2009	107,765	44.52
Exercised	(372)	34.51
Cancelled/Forfeited	(50,549)	44.90

Outstanding, December 31, 2010	56,844	44.25
Exercised	(7,104)	35.00
Cancelled/Forfeited	(21,921)	51.06

Outstanding, December 31, 2011	27,819	41.24

All stock options outstanding at December 31, 2011, 2010 and 2009 were exercisable.

The following table summarizes information about Verizon's stock options outstanding as of December 31, 2011:

Range of Exercise Prices	Stock Options (in thousands)	Weighted-Average Remaining Life (years)	Weighted-Average Exercise Price
$ 20.00-29.99	24	0.7	$27.66
30.00-39.99	10,791	1.6	35.02
40.00-49.99	17,004	0.1	45.21

Total	27,819	0.7	41.24

The total intrinsic value was approximately $0.1 billion for stock options outstanding as of December 31, 2011. The total intrinsic value of stock options exercised and the associated tax benefits were not significant in 2011, 2010 and 2009. The amount of cash received from the exercise of stock options was $0.2 billion in 2011 and not significant in 2010 and 2009. There was no stock option expense for 2011, 2010 and 2009.

Employee Benefits	12 Months Ended
Dec. 31, 2011
Employee Benefits [Abstract]
Employee Benefits

Note 11

Employee Benefits

We maintain non-contributory defined benefit pension plans for many of our employees. In addition, we maintain postretirement health care and life insurance plans for our retirees and their dependents, which are both contributory and non-contributory, and include a limit on our share of the cost for certain recent and future retirees. In accordance with our accounting policy for pension and other postretirement benefits, actuarial gains and losses are recognized in operating results in the year in which they occur. These gains and losses are measured annually as of December 31 or upon a remeasurement event.

Pension and Other Postretirement Benefits

Pension and other postretirement benefits for many of our employees are subject to collective bargaining agreements. Modifications in benefits have been bargained from time to time, and we may also periodically amend the benefits in the management plans. The following tables summarize benefit costs, as well as the benefit obligations, plan assets, funded status and rate assumptions associated with pension and postretirement health care and life insurance benefit plans.

Obligations and Funded Status

			(dollars in millions)
	Pension		Health Care and Life
At December 31,	2011	2010	2011	2010
Change in Benefit Obligations
Beginning of year	$29,217	$31,818	$25,718	$27,337
Service cost	307	353	299	305
Interest cost	1,590	1,797	1,421	1,639
Plan amendments	(485)	(212)	–	(2,580)
Actuarial loss, net	3,360	748	1,687	826
Benefits paid	(2,564)	(1,996)	(1,756)	(1,675)
Termination benefits	–	687	–	–
Curtailment loss, net	–	61	–	132
Acquisitions and divestitures, net	–	(581)	–	(266)
Settlements paid	(843)	(3,458)	–	–

End of Year	$30,582	$29,217	$27,369	$25,718

Change in Plan Assets
Beginning of year	$25,814	$28,592	$2,945	$3,091
Actual return on plan assets	1,191	3,089	63	319
Company contributions	512	138	1,376	1,210
Benefits paid	(2,564)	(1,996)	(1,756)	(1,675)
Settlements paid	(843)	(3,458)	–	–
Acquisitions and divestitures, net	–	(551)	–	–

End of year	$24,110	$25,814	$2,628	$2,945

Funded Status

End of year	$(6,472)	$(3,403)	$(24,741)	$(22,773)

			(dollars in millions)
		Pension	Health Care and Life

At December 31,	2011	2010	2011	2010
Amounts recognized on the balance sheet
Noncurrent assets	$289	$398	$–	$–
Current liabilities	(195)	(146)	(735)	(581)
Noncurrent liabilities	(6,566)	(3,655)	(24,006)	(22,192)

Total	$(6,472)	$(3,403)	$(24,741)	$(22,773)

Amounts recognized in Accumulated Other Comprehensive Income (Pretax)
Prior Service Cost	$(3)	$554	$(510)	$(567)

Total	$(3)	$554	$(510)	$(567)

Under the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010, both of which became law in March 2010 (collectively the Health Care Act), beginning in 2013, Verizon and other companies that receive a subsidy under Medicare Part D to provide retiree prescription drug coverage will no longer receive a federal income tax deduction for the expenses incurred in connection with providing the subsidized coverage to the extent of the subsidy received. Because future anticipated retiree prescription drug plan liabilities and related subsidies are already reflected in Verizon's financial statements, this change in law required Verizon to reduce the value of the related tax benefits recognized in its financial statements in the period during which the Health Care Act was enacted. As a result, Verizon recorded a one-time, non-cash income tax charge of $1.0 billion in the first quarter of 2010 to reflect the impact of this change.

Beginning in 2013, as a result of federal health care reform, Verizon will no longer file for the Retiree Drug Subsidy (RDS) and will instead contract with a Medicare Part D plan on a group basis to provide prescription drug benefits to Medicare eligible retirees. This change to our Medicare Part D strategy resulted in the adoption of plan amendments during the fourth quarter of 2010 which will allow the company to be eligible for greater Medicare Part D plan subsidies over time.

The accumulated benefit obligation for all defined benefit pension plans was $30.3 billion and $28.5 billion at December 31, 2011 and 2010, respectively.

Information for pension plans with an accumulated benefit obligation in excess of plan assets follows:

	(dollars in millions)
At December 31,	2011	2010
Projected benefit obligation	$29,643	$28,329
Accumulated benefit obligation	29,436	27,752
Fair value of plan assets	22,916	24,529

Net Periodic Cost

The following table summarizes the benefit (income) cost related to our pension and postretirement health care and life insurance plans:

	(dollars in millions)
	Pension			Health Care and Life
Years Ended December 31,	2011	2010	2009	2011	2010	2009
Service cost	$307	$353	$384	$299	$305	$311
Amortization of prior service cost (credit)	72	109	112	(57)	375	401

Subtotal	379	462	496	242	680	712
Expected return on plan assets	(1,976)	(2,176)	(2,216)	(163)	(252)	(205)
Interest cost	1,590	1,797	1,924	1,421	1,639	1,766

Subtotal	(7)	83	204	1,500	2,067	2,273
Remeasurement (gain) loss, net	4,146	(166)	(515)	1,787	758	(901)

Net periodic benefit (income) cost	4,139	(83)	(311)	3,287	2,825	1,372
Curtailment and termination benefits	–	860	1,371	–	386	532

Total	$4,139	$777	$1,060	$3,287	$3,211	$1,904

Other pre-tax changes in plan assets and benefit obligations recognized in other comprehensive (income) loss are as follows:

	(dollars in millions)
		Pension	Health Care and Life

At December 31,	2011	2010	2011	2010
Prior service cost	$(485)	$(336)	$–	$(2,859)
Reversal of amortization items
Prior service cost	(72)	(109)	57	(375)

Total recognized in other comprehensive (income) loss (pretax)	$(557)	$(445)	$57	$(3,234)

The estimated prior service cost for the defined benefit pension plans and the defined benefit postretirement plans that will be amortized from Accumulated other comprehensive loss into net periodic benefit cost over the next fiscal year is not significant.

Assumptions

The weighted-average assumptions used in determining benefit obligations follow:

	Pension		Health Care and Life

At December 31,	2011	2010	2011	2010
Discount Rate	5.00%	5.75%	5.00%	5.75%
Rate of compensation increases	3.00	3.00	N/A	N/A

The weighted-average assumptions used in determining net periodic cost follow:

	Pension			Health Care and Life

At December 31,	2011	2010	2009	2011	2010	2009
Discount Rate	5.75%	6.25%	6.75%	5.75%	6.25%	6.75%
Expected return on plan assets	8.00	8.50	8.50	6.00	8.25	8.25
Rate of compensation increases	3.00	4.00	4.00	N/A	N/A	N/A

In order to project the long-term target investment return for the total portfolio, estimates are prepared for the total return of each major asset class over the subsequent 10-year period, or longer. Those estimates are based on a combination of factors including the current market interest rates and valuation levels, consensus earnings expectations, historical long-term risk premiums and value-added. To determine the aggregate return for the pension trust, the projected return of each individual asset class is then weighted according to the allocation to that investment area in the trust's long-term asset allocation policy.

The assumed health care cost trend rates follow:

	Health Care and Life

At December 31,	2011	2010	2009
Healthcare cost trend rate assumed for next year	7.50%	7.75%	8.00%
Rate to which cost trend rate gradually declines	5.00	5.00	5.00
Year the rate reaches the level it is assumed to remain thereafter	2016	2016	2014

A one percentage point change in the assumed health care cost trend rate would have the following effects:

	(dollars in millions)
One-Percentage Point	Increase	Decrease
Effect on 2011 service and interest cost	$199	$(163)
Effect on postretirement benefit obligation as of December 31, 2011	3,422	(2,768)

Plan Assets

Historically, our portfolio strategy emphasized a long-term equity orientation, significant global diversification, and the use of both public and private investments. In an effort to reduce the risk of our portfolio strategy and better align assets with liabilities, we are shifting our strategy to one that is more liability driven, where cash flows from investments better match projected benefit payments but result in lower asset returns. We intend to reduce the likelihood that assets will decline at a time when liabilities increase (referred to as liability hedging), with the goal to reduce the risk of underfunding to the plan and its participants and beneficiaries. Both active and passive management approaches are used depending on perceived market efficiencies and various other factors. Our diversification and risk control processes serve to minimize the concentration of risk.

While target allocation percentages will vary over time, the company's overall investment strategy is to achieve a mix of assets, which allows us to meet projected benefits payments while taking into consideration risk and return. The initial target allocation for plan assets is designed so that 70% of the assets have the objective of achieving a return in excess of the growth in liabilities (comprised of public equities, private equities, real estate, hedge funds and emerging debt) and 30% of the assets are invested as liability hedging assets (typically longer duration fixed income). This allocation will shift as funded status improves to a higher allocation to liability hedging assets. Target policies will be revisited periodically to ensure they are in line with fund objectives. There are no significant concentrations of risk, in terms of sector, industry, geography or company names.

Pension and healthcare and life plans assets do not include significant amounts of Verizon common stock.

Pension Plans

The fair values for the pension plans by asset category at December 31, 2011 are as follows:

			(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$1,215	$1,184	$31	$–
Equity securities	6,829	5,704	1,125	–
Fixed income securities
U.S. Treasuries and agencies	1,796	1,239	557	–
Corporate bonds	2,140	65	1,886	189
International bonds	1,163	158	1,005	–
Other	359	–	359	–
Real estate	2,158	–	–	2,158
Other
Private equity	6,109	–	54	6,055
Hedge funds	2,341	–	1,679	662

Total	$24,110	$8,350	$6,696	$9,064

The fair values for the pension plans by asset category at December 31, 2010 are as follows:

			(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$2,175	$2,126	$49	$–
Equity securities	10,158	9,052	1,106	–
Fixed income securities
U.S. Treasuries and agencies	599	141	458	–
Corporate bonds	1,615	233	1,202	180
International bonds	910	20	890	–
Other	502	–	502	–
Real estate	1,769	–	–	1,769
Other
Private equity	5,889	–	40	5,849
Hedge funds	2,197	–	1,481	716

Total	$25,814	$11,572	$5,728	$8,514

The following is a reconciliation of the beginning and ending balance of pension plan assets that are measured at fair value using significant unobservable inputs:

	(dollars in millions)
	Corporate Bonds	Real Estate	Private Equity	Hedge Funds	Total
Balance at January 1, 2010	$137	$1,541	$5,336	$–	$7,014
Actual gain (loss) on plan assets	3	(49)	518	24	496
Purchases and sales	37	294	(5)	109	435
Transfers in and/or out	3	(17)	–	583	569

Balance at December 31, 2010	$180	$1,769	$5,849	$716	$8,514
Actual gain (loss) on plan assets	(4)	258	477	(4)	727
Purchases and sales	48	43	(203)	(50)	(162)
Transfers in and/or out	(35)	88	(68)	–	(15)

Balance at December 31, 2011	$189	$2,158	$6,055	$662	$9,064

Health Care and Life Plans

The fair values for the other postretirement benefit plans by asset category at December 31, 2011 are as follows:

	(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$281	$22	$259	$–
Equity securities	1,695	951	744	–
Fixed income securities
U.S. Treasuries and agencies	85	58	27	–
Corporate bonds	119	26	93	–
International bonds	192	67	125	–
Other	210	–	210	–
Other	46	–	46	–

Total	$2,628	$1,124	$1,504	$–

The fair values for the other postretirement benefit plans by asset category at December 31, 2010 are as follows:

	(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$394	$21	$373	$–
Equity securities	1,919	1,202	717	–
Fixed income securities
U.S. Treasuries and agencies	80	47	33	–
Corporate bonds	173	58	115	–
International bonds	125	8	117	–
Other	198	–	198	–
Other	56	–	56	–

Total	$2,945	$1,336	$1,609	$–

The following are general descriptions of asset categories, as well as the valuation methodologies and inputs used to determine the fair value of each major category of assets.

Cash and cash equivalents include short-term investment funds, primarily in diversified portfolios of investment grade money market instruments and are valued using quoted market prices or other valuation methods, and thus are classified within Level 1 or Level 2.

Equity securities are investments in common stock of domestic and international corporations in a variety of industry sectors, and are valued primarily using quoted market prices or other valuation methods, and thus are classified within Level 1 or Level 2.

Fixed income securities include U.S. Treasuries and agencies, debt obligations of foreign governments and domestic and foreign corporations. Fixed income also includes investments in collateralized mortgage obligations, mortgage backed securities and interest rate swaps. The fair value of fixed income securities is based on observable prices for identical or comparable assets, adjusted using benchmark curves, sector grouping, matrix pricing, broker/dealer quotes and issuer spreads, and thus is classified within Level 1 or Level 2.

Real estate investments include those in limited partnerships that invest in various commercial and residential real estate projects both domestically and internationally. The fair values of real estate assets are typically determined by using income and/or cost approaches or a comparable sales approach, taking into consideration discount and capitalization rates, financial conditions, local market conditions and the status of the capital markets, and thus are classified within Level 3.

Private equity investments include those in limited partnerships that invest in operating companies that are not publicly traded on a stock exchange. Investment strategies in private equity include leveraged buyouts, venture capital, distressed investments and investments in natural resources. These investments are valued using inputs such as trading multiples of comparable public securities, merger and acquisition activity and pricing data from the most recent equity financing taking into consideration illiquidity, and thus are classified within Level 3.

Hedge fund investments include those seeking to maximize absolute returns using a broad range of strategies to enhance returns and provide additional diversification. The fair values of hedge funds are estimated using net asset value per share (NAV) of the investments. Verizon has the ability to redeem these investments at NAV within the near term and thus are classified within Level 2. Investments that cannot be redeemed in the near term are classified within Level 3.

Cash Flows

In 2011, we contributed $0.4 billion to our qualified pension plans, $0.1 billion to our nonqualified pension plans and $1.4 billion to our other postretirement benefit plans. During January 2012, we contributed approximately $0.1 billion to our qualified pension plans. We expect to make additional qualified pension plan contributions of $1.2 billion during the remainder of 2012. We anticipate approximately $0.2 billion in contributions to our non-qualified pension plans and $1.5 billion to our other postretirement benefit plans in 2012.

Estimated Future Benefit Payments

The benefit payments to retirees are expected to be paid as follows:

	(dollars in millions)
Year	Pension Benefits	Health Care and Life Prior to Medicare Prescription Drug Subsidy	Medicare Prescription Drug Subsidy
2012	$2,514	$1,944	$104
2013	2,308	1,805	–
2014	2,256	1,792	–
2015	2,233	1,743	–
2016	2,208	1,702	–
2017-2021	10,537	7,747	–

Savings Plan and Employee Stock Ownership Plans

We maintain four leveraged employee stock ownership plans (ESOP). Only one plan currently has unallocated shares. We match a certain percentage of eligible employee contributions to the savings plans with shares of our common stock from this ESOP. At December 31, 2011, the number of unallocated and allocated shares of common stock in this ESOP was 1 million and 65 million, respectively. All leveraged ESOP shares are included in earnings per share computations.

Total savings plan costs were $0.7 billion in 2011, 2010 and 2009.

Severance Benefits

The following table provides an analysis of our actuarially determined severance liability recorded in accordance with the accounting standard regarding employers' accounting for postemployment benefits:

		Charged to	(dollars in millions)
Year	Beginning of Year	Expense	Payments	Other	End of Year
2009	$1,104	$950	$(522)	$106	$1,638
2010	1,638	1,217	(1,307)	21	1,569
2011	1,569	32	(474)	(14)	1,113

Severance, Pension and Benefit Charges

During 2011, we recorded net pre-tax severance, pension and benefits charges of approximately $6.0 billion for our pension and postretirement plans in accordance with our accounting policy to recognize actuarial gains and losses in the year in which they occur. The charges were primarily driven by a decrease in our discount rate assumption used to determine the current year liabilities from 5.75% at December 31, 2010 to 5% at December 31, 2011 ($5.0 billion); the difference between our estimated return on assets of 8% and our actual return on assets of 5% ($0.9 billion); and revisions to the life expectancy of participants and other adjustments to assumptions.

During 2010, we recorded net pre-tax severance, pension and benefits charges of $3.1 billion. The charges during 2010 included remeasurement losses of $0.6 billion, for our pension and postretirement plans in accordance with our accounting policy to recognize actuarial gains and losses in the year in which they occur. Additionally, in 2010, we reached an agreement with certain unions on temporary enhancements to the separation programs contained in their existing collective bargaining agreements. These temporary enhancements were intended to help address a previously declared surplus of employees and to help reduce the need for layoffs. Accordingly, we recorded severance, pension and benefits charges associated with approximately 11,900 union-represented employees who volunteered for the incentive offer. These charges included $1.2 billion for severance for the 2010 separation programs mentioned above and a planned workforce reduction of approximately 2,500 employees in 2011. In addition, we recorded $1.3 billion for pension and postretirement curtailment losses and special termination benefits due to the workforce reductions.

During 2009, we recorded net pre-tax severance, pension and benefits charges of $1.4 billion. These charges were primarily comprised of pension and postretirement curtailment losses and special termination benefits of $1.9 billion; $0.9 billion for workforce reductions of approximately 17,600 employees, 4,200 of whom were separated during late 2009 and the remainder in 2010; and remeasurement gains of $1.4 billion for our pension and postretirement plans in accordance with our accounting policy to recognize actuarial gains and losses in the year in which they occur.

Taxes	12 Months Ended
Dec. 31, 2011
Taxes [Abstract]
Taxes

Note 12

Taxes

The components of income before provision for income taxes are as follows:

	(dollars in millions)
Years Ended December 31,	2011	2010	2009
Domestic	$9,724	$11,921	$12,625
Foreign	759	763	895

Total	$10,483	$12,684	$13,520

The components of the provision for income taxes are as follows:

	(dollars in millions)
Years Ended December 31,	2011	2010	2009
Current
Federal	$193	$(705)	$(611)
Foreign	25	(19)	73
State and Local	290	(42)	364

Total	508	(766)	(174)

Deferred
Federal	276	2,945	1,616
Foreign	(38)	(24)	(35)
State and Local	(455)	316	518

Total	(217)	3,237	2,099
Investment tax credits	(6)	(4)	(6)

Total income tax provision	$285	$2,467	$1,919

The following table shows the principal reasons for the difference between the effective income tax rate and the statutory federal income tax rate:

Years Ended December 31,	2011	2010	2009
Statutory federal income tax rate	35.0%	35.0%	35.0%
State and local income tax rate, net of federal tax benefits	(1.0)	1.4	1.5
Affordable housing credit	(1.8)	(1.3)	(1.0)
Employee benefits including ESOP dividend	(1.4)	(1.2)	(1.6)
Medicare Part D subsidy charge	–	6.9	–
Equity in earnings from unconsolidated businesses	(1.9)	(1.6)	(1.6)
Noncontrolling interest	(23.0)	(19.5)	(16.0)
Other, net	(3.2)	(0.3)	(2.1)

Effective income tax rate	2.7%	19.4%	14.2%

The effective income tax rate in 2011 decreased to 2.7% from 19.4% in 2010. This decrease was primarily driven by lower income before provision for income taxes as a result of higher pension and benefit charges recorded in 2011 as well as tax benefits from state valuation allowance reversals in 2011. The decrease was also due to a one-time, non-cash income tax charge of $1.0 billion recorded during the three months ended March 31, 2010 as a result of the enactment of the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010, both of which became law in March 2010 (collectively the Health Care Act). Under the Health Care Act, beginning in 2013, Verizon and other companies that receive a subsidy under Medicare Part D to provide retiree prescription drug coverage will no longer receive a federal income tax deduction for the expenses incurred in connection with providing the subsidized coverage to the extent of the subsidy received. Because future anticipated retiree prescription drug plan liabilities and related subsidies are already reflected in Verizon's financial statements, this change in law required Verizon to reduce the value of the related tax benefits recognized in its financial statements in the period during which the Health Care Act was enacted.

The effective income tax rate in 2010 increased to 19.4% from 14.2% in 2009. The increase was primarily driven by a one-time, non-cash income tax charge of $1.0 billion for the Health Care Act described above. The increase was partially offset primarily by higher earnings attributable to Vodafone's noncontrolling interest in the Verizon Wireless Partnership.

The amounts of cash taxes paid are as follows:

	(dollars in millions)
Years Ended December 31,	2011	2010	2009
Income taxes, net of amounts refunded	$762	$430	$158
Employment taxes	1,231	1,296	1,349
Property and other taxes	1,883	1,963	2,065

Total	$3,876	$3,689	$3,572

Deferred taxes arise because of differences in the book and tax bases of certain assets and liabilities. Significant components of deferred tax assets and liabilities are as follows:

	(dollars in millions)
At December 31,	2011	2010
Employee benefits	$13,119	$11,499
Tax loss and credit carry forwards	5,170	3,907
Uncollectible accounts receivable	224	248
Other - assets	952	951

	19,465	16,605
Valuation allowances	(2,376)	(3,421)

Deferred tax assets	17,089	13,184

Former MCI intercompany accounts receivable basis difference	1,435	1,489
Depreciation	13,743	11,758
Leasing activity	1,569	1,980
Wireless joint venture including wireless licenses	21,778	19,514
Other - liabilities	1,233	1,152

Deferred tax liabilities	39,758	35,893

Net deferred tax liability	$22,669	$22,709

At December 31, 2011, undistributed earnings of our foreign subsidiaries indefinitely invested outside of the United States amounted to approximately $1.5 billion. The majority of Verizon's cash flow is generated from domestic operations and we are not dependent on foreign cash or earnings to meet our funding requirements. Furthermore, a portion of these undistributed earnings represent amounts that legally must be kept in reserve and are unavailable for distribution. As a result, we have not provided deferred taxes on these undistributed earnings because we intend that they will remain indefinitely invested outside of the United States. Determination of the amount of unrecognized deferred taxes related to these undistributed earnings is not practical.

At December 31, 2011, we had net after tax loss and credit carry forwards for income tax purposes of approximately $5.1 billion. Of these net after tax loss and credit carry forwards, approximately $4.4 billion will expire between 2012 and 2031 and approximately $0.7 billion may be carried forward indefinitely. The amount of net after tax loss and credit carry forwards reflected as a deferred tax asset above has been reduced by approximately $0.1 billion and $0.6 billion at December 31, 2011 and 2010, respectively, due to federal and state tax law limitations on utilization of net operating losses.

During 2011, the valuation allowance decreased approximately $1.0 billion. The balance of the valuation allowance at December 31, 2011 and the 2011 activity is primarily related to state and foreign tax losses and credit carry forwards.

Unrecognized Tax Benefits

A reconciliation of the beginning and ending balance of unrecognized tax benefits is as follows:

	(dollars in millions)
	2011	2010	2009
Balance at January 1,	$3,242	$3,400	$2,622
Additions based on tax positions related to the current year	111	231	288
Additions for tax positions of prior years	456	476	1,128
Reductions for tax positions of prior years	(644)	(569)	(477)
Settlements	(56)	(256)	(27)
Lapses of statutes of limitations	(31)	(40)	(134)

Balance at December 31,	$3,078	$3,242	$3,400

Included in the total unrecognized tax benefits at December 31, 2011, 2010 and 2009 is $2.2 billion, $2.1 billion and $2.1 billion, respectively, that if recognized, would favorably affect the effective income tax rate.

We recognized the following net after tax benefits related to interest and penalties in the provision for income taxes:

Years Ended December 31,	(dollars in millions)
2011	$60
2010	29
2009	14

The after-tax accruals for the payment of interest and penalties in the consolidated balance sheets are as follows:

At December 31,	(dollars in millions)
2011	$470
2010	527

Verizon and/or its subsidiaries file income tax returns in the U.S. federal jurisdiction, and various state, local and foreign jurisdictions. As a large taxpayer, we are under audit by the Internal Revenue Service (IRS) and multiple state and foreign jurisdictions on numerous open tax positions. The IRS completed its examination of the Company's U.S. income tax returns for tax years 2004 through 2006 in the third quarter of 2011 and we filed a protest with respect to certain tax adjustments proposed by the IRS. In 2011, we also settled income tax audits in Italy and Massachusetts. Significant tax examinations and litigation are also ongoing in New York, Canada, and Australia for tax years as early as 2002. It is reasonably possible that the amount of the liability for unrecognized tax benefits could change by a significant amount during the next twelve-month period. An estimate of the range of the possible change cannot be made until issues are further developed or examinations close.

Segment Information	12 Months Ended
Dec. 31, 2011
Segment Information [Abstract]
Segment Information

Note 13

Segment Information

Reportable Segments

We have two reportable segments, which we operate and manage as strategic business units and organize by products and services. We measure and evaluate our reportable segments based on segment operating income, consistent with the chief operating decision maker's assessment of segment performance.

Corporate, eliminations and other includes unallocated corporate expenses, intersegment eliminations recorded in consolidation, the results of other businesses, such as our investments in unconsolidated businesses, pension and other employee benefit related costs, lease financing, as well as the historical results of divested operations and other adjustments and gains and losses that are not allocated in assessing segment performance due to their non-operational nature. Although such transactions are excluded from the business segment results, they are included in reported consolidated earnings. Gains and losses that are not individually significant are included in all segment results as these items are included in the chief operating decision maker's assessment of segment performance.

The reconciliation of segment operating revenues and expenses to consolidated operating revenues and expenses below also includes those items of a non-recurring or non-operational nature. We exclude from segment results the effects of certain items that management does not consider in assessing segment performance, primarily because of their non-recurring or non-operational nature.

In order to comply with regulatory conditions related to the acquisition of Alltel in January 2009, Verizon Wireless divested overlapping properties in 105 operating markets in 24 states during the first half of 2010. In addition, on July 1, 2010, certain of Verizon's local exchange business and related activities in 14 states were spun off (see Note 2). Accordingly, the historical Verizon Wireless and Wireline results for these operations have been reclassified to Corporate and Other to reflect comparable segment operating results.

We have adjusted prior-period consolidated and segment information, where applicable, to conform to current year presentation.

Our segments and their principal activities consist of the following:

Segment	Description
Verizon Wireless

Verizon Wireless' communications products and services include wireless voice and data services and equipment sales, which are provided to consumer, business and government customers across the United States.

Wireline

Wireline's communications products and services include voice, Internet access, broadband video and data, Internet protocol network services, network access, long distance and other services. We provide these products and services to consumers in the United States, as well as to carriers, businesses and government customers both in the United States and in over 150 other countries around the world.

The following table provides operating financial information for our two reportable segments:

	(dollars in millions)
2011	Verizon Wireless	Wireline	Total Segments
External Operating Revenues
Retail service	$56,601	$–	$56,601
Other service	2,497	–	2,497

Service revenue	59,098	–	59,098
Equipment	7,446	–	7,446
Other	3,517	–	3,517
Consumer retail	–	13,605	13,605
Small business	–	2,720	2,720

Mass Markets	–	16,325	16,325
Strategic services	–	7,607	7,607
Other	–	8,014	8,014

Global Enterprise	–	15,621	15,621
Global Wholesale	–	6,795	6,795
Other	–	704	704
Intersegment revenues	93	1,237	1,330

Total operating revenues	70,154	40,682	110,836
Cost of services and sales	24,086	22,158	46,244
Selling, general and administrative expense	19,579	9,107	28,686
Depreciation and amortization expense	7,962	8,458	16,420

Total operating expenses	51,627	39,723	91,350

Operating income	$18,527	$959	$19,486

Assets	$147,378	$86,185	$233,563
Plant, property and equipment, net	33,451	54,149	87,600
Capital expenditures	8,973	6,399	15,372

	(dollars in millions)
2010	Verizon Wireless	Wireline	Total Segments
External Operating Revenues
Retail service	$53,267	$–	$53,267
Other service	2,321	–	2,321

Service revenue	55,588	–	55,588
Equipment	4,412	–	4,412
Other	3,341	–	3,341
Consumer retail	–	13,419	13,419
Small business	–	2,828	2,828

Mass Markets	–	16,247	16,247
Strategic services	–	6,602	6,602
Other	–	8,712	8,712

Global Enterprise	–	15,314	15,314
Global Wholesale	–	7,526	7,526
Other	–	858	858
Intersegment revenues	66	1,282	1,348

Total operating revenues	63,407	41,227	104,634
Cost of services and sales	19,245	22,618	41,863
Selling, general and administrative expense	18,082	9,372	27,454
Depreciation and amortization expense	7,356	8,469	15,825

Total operating expenses	44,683	40,459	85,142

Operating income	$18,724	$768	$19,492

Assets	$138,863	$83,849	$222,712
Plant, property and equipment, net	32,253	54,594	86,847
Capital expenditures	8,438	7,269	15,707

	(dollars in millions)
2009	Verizon Wireless	Wireline	Total Segments
External Operating Revenues
Retail service	$50,688	$–	$50,688
Other service	1,287	–	1,287

Service revenue	51,975	–	51,975
Equipment	4,837	–	4,837
Other	3,413	–	3,413
Consumer retail	–	13,205	13,205
Small business	–	2,904	2,904

Mass Markets	–	16,109	16,109
Strategic services	–	6,191	6,191
Other	–	9,097	9,097

Global Enterprise	–	15,288	15,288
Global Wholesale	–	8,336	8,336
Other	–	1,443	1,443
Intersegment revenues	100	1,275	1,375

Total operating revenues	60,325	42,451	102,776
Cost of services and sales	19,348	22,693	42,041
Selling, general and administrative expense	17,309	9,947	27,256
Depreciation and amortization expense	7,030	8,238	15,268

Total operating expenses	43,687	40,878	84,565

Operating income	$16,638	$1,573	$18,211

Assets	$135,162	$91,778	$226,940
Plant, property and equipment, net	30,849	59,373	90,222
Capital expenditures	7,152	8,892	16,044

Reconciliation to Consolidated Financial Information

A reconciliation of the segment operating revenues to consolidated operating revenues is as follows:

	(dollars in millions)
Years Ended December 31,	2011	2010	2009
Operating Revenues
Total reportable segments	$110,836	$104,634	$102,776
Reconciling items:
Deferred revenue adjustment (see Note 1)	–	(235)	78
Impact of divested operations	–	2,407	5,297
Corporate, eliminations and other	39	(241)	(343)

Consolidated operating revenues	$110,875	$106,565	$107,808

A reconciliation of the total of the reportable segments' operating income to consolidated Income before provision for income taxes is as follows:

	(dollars in millions)
Years Ended December 31,	2011	2010	2009
Operating Income
Total segment operating income	$19,486	$19,492	$18,211
Merger integration and acquisition related charges (see Note 2)	–	(867)	(954)
Access line spin-off related charges (see Note 2)	–	(407)	(453)
Severance, pension and benefit charges (see Note 11)	(5,954)	(3,054)	(1,440)
Deferred revenue adjustment (see Note 1)	–	(235)	78
Impact of divested operations (see Note 2)	–	755	1,769
Corporate, eliminations and other	(652)	(1,039)	(1,233)

Consolidated operating income	12,880	14,645	15,978

Equity in earnings of unconsolidated businesses	444	508	553
Other income and (expense), net	(14)	54	91
Interest expense	(2,827)	(2,523)	(3,102)

Income Before Provision for Income Taxes	$10,483	$12,684	$13,520

A reconciliation of the total of the reportable segments' assets to consolidated assets is as follows:

	(dollars in millions)
At December 31,	2011	2010
Assets
Total reportable segments	$233,563	$222,712
Corporate, eliminations and other	(3,102)	(2,707)

Total consolidated	$230,461	$220,005

We generally account for intersegment sales of products and services and asset transfers at current market prices. No single customer accounted for more than 10% of our total operating revenues during the years ended December 31, 2011, 2010 and 2009. International operating revenues and long-lived assets are not significant.

Comprehensive Income	12 Months Ended
Dec. 31, 2011
Comprehensive Income [Abstract]
Comprehensive Income

Note 14

Comprehensive Income

Comprehensive income consists of net income and other gains and losses affecting equity that, under GAAP, are excluded from net income. Significant changes in the components of Other comprehensive income, net of provision for income taxes are described below.

Foreign Currency Translation Adjustments

The change in Foreign currency translation adjustments during 2011, 2010 and 2009 was primarily related to our investment in Vodafone Omnitel and was driven by the movements of the U.S. dollar against various other currencies, primarily the Euro, in which we have operations.

Net Unrealized Gains on Cash Flow Hedges

During 2011, 2010 and 2009, Unrealized gains on cash flow hedges included in Other comprehensive income attributable to noncontrolling interest, primarily reflect activity related to a cross currency swap (see Note 9). Reclassification adjustments for gains (losses) realized in net income were not significant.

Net Unrealized Gains (Losses) on Marketable Securities

During 2011, 2010 and 2009, reclassification adjustments on marketable securities for gains (losses) realized in net income were not significant.

Defined Benefit Pension and Postretirement Plans

The change in Defined benefit pension and postretirement plans of $0.3 billion, net of taxes of $0.2 billion at December 31, 2011 was attributable to the change in prior service cost.

The change in Defined benefit pension and postretirement plans of $2.5 billion, net of taxes of $1.2 billion at December 31, 2010 was attributable to the change in prior service cost. The change was impacted by a change to our Medicare Part D strategy, resulting in the adoption of plan amendments during the fourth quarter of 2010, which will allow the company to be eligible for greater Medicare Part D plan subsidies over time and was also impacted by the curtailment losses associated with the voluntary incentive program for union-represented employees recorded in the second quarter of 2010 (see Note 11).

Accumulated Other Comprehensive Income

The components of Accumulated other comprehensive income were as follows:

	(dollars in millions)
At December 31,	2011	2010
Foreign currency translation adjustments	$724	$843
Net unrealized gain on cash flow hedges	156	126
Unrealized gain on marketable securities	72	79
Defined benefit pension and postretirement plans	317	1

Accumulated Other Comprehensive Income	$1,269	$1,049

Additional Financial Information	12 Months Ended
Dec. 31, 2011
Additional Financial Information [Abstract]
Additional Financial Information

Note 15

Additional Financial Information

The tables that follow provide additional financial information related to our consolidated financial statements:

Income Statement Information

	(dollars in millions)
Years Ended December 31,	2011	2010	2009
Depreciation expense	$14,991	$14,593	$14,564
Interest costs on debt balances	3,269	3,487	4,029
Capitalized interest costs	(442)	(964)	(927)
Advertising expense	2,523	2,451	3,020

Balance Sheet Information

	(dollars in millions)
At December 31,	2011	2010
Accounts Payable and Accrued Liabilities
Accounts payable	$4,194	$3,936
Accrued expenses	3,786	4,110
Accrued vacation, salaries and wages	4,857	5,686
Interest payable	774	813
Taxes payable	1,078	1,157

	$14,689	$15,702

Other Current Liabilities
Advance billings and customer deposits	$3,290	$3,091
Dividends payable	5,940	1,402
Other	1,993	2,860

	$11,223	$7,353

Cash Flow Information

	(dollars in millions)
Years Ended December 31,	2011	2010	2009
Cash Paid
Interest, net of amounts capitalized	$2,629	$2,433	$2,573

Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies

Note 16

Commitments and Contingencies

In the ordinary course of business Verizon is involved in various commercial litigation and regulatory proceedings at the state and federal level. Where it is determined, in consultation with counsel based on litigation and settlement risks, that a loss is probable and estimable in a given matter, the Company establishes an accrual. In none of the currently pending matters, including the Hicksville and ActiveVideo Networks Inc. (ActiveVideo) matters described below, is the amount of accrual material. An estimate of the reasonably possible loss or range of loss in excess of the amounts already accrued cannot be made at this time due to various factors typical in contested proceedings, including (1) uncertain damage theories and demands; (2) a less than complete factual record; (3) uncertainty concerning legal theories and their resolution by courts or regulators; and (4) the unpredictable nature of the opposing party and its demands. We continuously monitor these proceedings as they develop and adjust any accrual or disclosure as needed. We do not expect that the ultimate resolution of any pending regulatory or legal matter in future periods, including the Hicksville and ActiveVideo matters, will have a material effect on our financial condition, but it could have a material effect on our results of operations for a given reporting period.

During 2003, under a government-approved plan, remediation commenced at the site of a former Sylvania facility in Hicksville, New York that processed nuclear fuel rods in the 1950s and 1960s. Remediation beyond original expectations proved to be necessary and a reassessment of the anticipated remediation costs was conducted. A reassessment of costs related to remediation efforts at several other former facilities was also undertaken. In September 2005, the Army Corps of Engineers (ACE) accepted the Hicksville site into the Formerly Utilized Sites Remedial Action Program. This may result in the ACE performing some or all of the remediation effort for the Hicksville site with a corresponding decrease in costs to Verizon. To the extent that the ACE assumes responsibility for remedial work at the Hicksville site, an adjustment to a reserve previously established for the remediation may be made. Adjustments to the reserve may also be made based upon actual conditions discovered during the remediation at this or any other site requiring remediation.

Verizon is currently involved in approximately 50 federal district court actions alleging that Verizon is infringing various patents. Most of these cases are brought by non-practicing entities and effectively seek only monetary damages; a small number are brought by companies that sell products and seek injunctive relief as well. These cases have progressed to various degrees and a small number may go to trial in the coming 12 months if they are not otherwise resolved. In August 2011, a jury found that Verizon is infringing four ActiveVideo patents related to Verizon's FiOS TV video-on-demand service (VOD), and entered a verdict for ActiveVideo for $115 million, which the court subsequently increased by $24 million. The jury, however, rejected ActiveVideo's claim that Verizon had willfully infringed its patents and the court stayed execution of the payments to ActiveVideo. Verizon was also later enjoined from continuing to use two of these allegedly infringed ActiveVideo patents and ordered to pay ActiveVideo approximately $11 million per month from August 2011 to May 2012. The court deferred the onset of the injunction until May 2012, and the orders to make payments to ActiveVideo were stayed. Verizon has filed appeals addressing these rulings and is working with its vendors, Cisco and Ericsson, to redesign its VOD system.

In connection with the execution of agreements for the sales of businesses and investments, Verizon ordinarily provides representations and warranties to the purchasers pertaining to a variety of nonfinancial matters, such as ownership of the securities being sold, as well as indemnity from certain financial losses. From time to time, counterparties may make claims under these provisions, and Verizon will seek to defend against those claims and resolve them in the ordinary course of business.

Subsequent to the sale of Verizon Information Services Canada in 2004, we continue to provide a guarantee to publish directories, which was issued when the directory business was purchased in 2001 and had a 30-year term (before extensions). The preexisting guarantee continues, without modification, despite the subsequent sale of Verizon Information Services Canada and the spin-off of our domestic print and Internet yellow pages directories business. The possible financial impact of the guarantee, which is not expected to be adverse, cannot be reasonably estimated as a variety of the potential outcomes available under the guarantee result in costs and revenues or benefits that may offset each other. We do not believe performance under the guarantee is likely.

As of December 31, 2011, letters of credit totaling approximately $0.1 billion, which were executed in the normal course of business and support several financing arrangements and payment obligations to third parties, were outstanding.

We have several commitments primarily to purchase handsets and peripherals, equipment, software, programming and network services, and marketing activities, which will be used or sold in the ordinary course of business, from a variety of suppliers totaling $51.1 billion. Of this total amount, we expect to purchase $22.8 billion in 2012, $24.6 billion in 2013 through 2014, $3.1 billion in 2015 through 2016 and $0.6 billion thereafter. These amounts do not represent our entire anticipated purchases in the future, but represent only those items for which we are contractually committed. Our commitments are generally determined based on the noncancelable quantities or termination amounts. Purchases against our commitments for 2011 totaled approximately $13 billion. Since the commitments to purchase programming services from television networks and broadcast stations have no minimum volume requirement, we estimated our obligation based on number of subscribers at December 31, 2011, and applicable rates stipulated in the contracts in effect at that time. We also purchase products and services as needed with no firm commitment.

Quarterly Financial Information	12 Months Ended
Dec. 31, 2011
Quarterly Financial Information [Abstract]
Quarterly Financial Information

Note 17

Quarterly Financial Information (Unaudited)

	(dollars in millions, except per share amounts)

		Operating	Net Income (Loss) attributable to Verizon(1)
Quarter Ended	Operating Revenues	Income (Loss)	Amount	Per Share- Basic	Per Share- Diluted	Net Income (Loss)
2011
March 31	$26,990	$4,453	$1,439	$.51	$.51	$3,264
June 30	27,536	4,892	1,609	.57	.57	3,604
September 30	27,913	4,647	1,379	.49	.49	3,542
December 31	28,436	(1,112)	(2,023)	(.71)	(.71)	(212)

2010
March 31	$26,913	$4,441	$443	$.16	$.16	$2,318
June 30	26,773	410	(1,192)	(.42)	(.42)	553
September 30	26,484	3,383	659	.23	.23	2,698
December 31	26,395	6,411	2,639	.93	.93	4,648

•	Results of operations for the third quarter of 2011 include after-tax charges attributable to Verizon of $0.2 billion related to severance, pension and benefit charges.

•

Results of operations for the fourth quarter of 2011 include after-tax charges attributable to Verizon of $3.5 billion related to severance, pension and benefit charges and costs related to the early redemption of debt.

•

Results of operations for the first quarter of 2010 include after-tax charges attributable to Verizon of $1.1 billion related to Medicare Part D subsidy, access line spin-off charges, merger integration and acquisition costs, and severance, pension and benefit charges.

•

Results of operations for the second quarter of 2010 include after-tax charges attributable to Verizon of $2.8 billion related to severance, pension and benefit charges, merger integration and acquisition costs, access line spin-off charges, and a one-time non-cash adjustment to wireless data revenues.

•

Results of operations for the third quarter of 2010 include after-tax charges attributable to Verizon of $0.9 billion primarily related to severance, pension and benefit charges, access line spin-off charges, and merger integration costs.

•

Results of operations for the fourth quarter of 2010 include net after-tax gain attributable to Verizon of $1.1 billion related to severance, pension and benefit charges and merger integration and acquisition costs.

(1)	Net income (loss) attributable to Verizon per common share is computed independently for each quarter and the sum of the quarters may not equal the annual amount.

Schedule II - Valuation And Qualifying Accounts	12 Months Ended
Dec. 31, 2011
Schedule II - Valuation And Qualifying Accounts [Abstract]
Schedule II - Valuation And Qualifying Accounts

Schedule II - Valuation and Qualifying Accounts

Verizon Communications Inc. and Subsidiaries

For the Years Ended December 31, 2011, 2010 and 2009

				(dollars in millions)
		Additions
Description	Balance at Beginning of Period	Charged to Expenses	Charged to Other Accounts Note (a)(b)	Deductions Note (c)(d)	Balance at End of Period
Allowance for Uncollectible
Accounts Receivable:
Year 2011	$876	$1,026	$139	$1,239	$802
Year 2010	976	1,246	103	1,449	876
Year 2009	941	1,306	418	1,689	976

Valuation Allowance for Deferred Tax Assets:
Year 2011	$3,421	$108	$25	$1,178	$2,376
Year 2010	2,942	675	4	200	3,421
Year 2009	2,995	404	43	500	2,942

(a)	Allowance for Uncollectible Accounts Receivable primarily includes amounts previously written off which were credited directly to this account when recovered.

(b)	Valuation Allowance for Deferred Tax Assets includes current year increase to valuation allowance charged to equity and reclassifications from other balance sheet accounts.

(c)	Amounts written off as uncollectible or transferred to other accounts or utilized.

(d)	Reductions to valuation allowances related to deferred tax assets.

Description Of Business And Summary Of Significant Accounting Policies (Policy)	12 Months Ended
Dec. 31, 2011
Description Of Business And Summary Of Significant Accounting Policies [Abstract]
Consolidation

Consolidation

The method of accounting applied to investments, whether consolidated, equity or cost, involves an evaluation of all significant terms of the investments that explicitly grant or suggest evidence of control or influence over the operations of the investee. The consolidated financial statements include our controlled subsidiaries. For controlled subsidiaries that are not wholly owned, the noncontrolling interest is included in Net income and Total equity. Investments in businesses which we do not control, but have the ability to exercise significant influence over operating and financial policies, are accounted for using the equity method. Investments in which we do not have the ability to exercise significant influence over operating and financial policies are accounted for under the cost method. Equity and cost method investments are included in Investments in unconsolidated businesses in our consolidated balance sheets. Certain of our cost method investments are classified as available-for-sale securities and adjusted to fair value pursuant to the accounting standard related to debt and equity securities. All significant intercompany accounts and transactions have been eliminated.

Basis Of Presentation

Basis of Presentation

We have reclassified certain prior year amounts to conform to the current year presentation.

Corporate, eliminations and other during the periods presented include a non-cash adjustment of $0.2 billion and ($0.1 billion) in 2010 and 2009, respectively, primarily to adjust wireless data revenues. This adjustment was recorded to properly defer previously recognized wireless data revenues that were earned and recognized in future periods. The adjustment was recorded during 2010, which reduced Net income attributable to Verizon by approximately $0.1 billion. Consolidated revenues in 2009 were not affected as the amounts involved were not material to our consolidated financial statements.

Use Of Estimates

Use of Estimates

We prepare our financial statements using U.S. generally accepted accounting principles (GAAP), which require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates.

Examples of significant estimates include: the allowance for doubtful accounts, the recoverability of plant, property and equipment, the recoverability of intangible assets and other long-lived assets, unbilled revenues, fair values of financial instruments, unrecognized tax benefits, valuation allowances on tax assets, accrued expenses, pension and postretirement benefit assumptions, contingencies and allocation of purchase prices in connection with business combinations.

Revenue Recognition

Revenue Recognition

Multiple Deliverable Arrangements

In both our Verizon Wireless and Wireline segments, we offer products and services to our customers through bundled arrangements. These arrangements involve multiple deliverables which may include products, services, or a combination of products and services.

On January 1, 2011, we prospectively adopted the accounting standard updates regarding revenue recognition for multiple deliverable arrangements, and arrangements that include software elements. These updates require a vendor to allocate revenue in an arrangement using its best estimate of selling price if neither vendor specific objective evidence (VSOE) nor third party evidence (TPE) of selling price exists. The residual method of revenue allocation is no longer permissible. These accounting standard updates do not change our units of accounting for bundled arrangements, nor do they materially change how we allocate arrangement consideration to our various products and services. Accordingly, the adoption of these standard updates did not have a significant impact on our consolidated financial statements. Additionally, we do not currently foresee any changes to our products, services or pricing practices that will have a significant effect on our consolidated financial statements in periods after the initial adoption, although this could change.

Verizon Wireless

Our Verizon Wireless segment earns revenue primarily by providing access to and usage of its network. In general, access revenue is billed one month in advance and recognized when earned. Usage revenue is generally billed in arrears and recognized when service is rendered. Equipment sales revenue associated with the sale of wireless handsets and accessories is recognized when the products are delivered to and accepted by the customer, as this is considered to be a separate earnings process from providing wireless services. For agreements involving the resale of third-party services in which we are considered the primary obligor in the arrangements, we record the revenue gross at the time of the sale.

Wireless bundled service plans primarily consist of wireless voice and data services. The bundling of a voice plan with a text messaging plan ("Talk & Text"), for example, creates a multiple deliverable arrangement consisting of a voice component and a data component in the form of text messaging. For these arrangements, revenue is allocated to each deliverable using a relative selling price method. Under this method, arrangement consideration is allocated to each separate deliverable based on our standalone selling price for each product or service, up to the amount that is not contingent upon providing additional services. For equipment sales, we currently subsidize the cost of wireless devices. The amount of this subsidy is generally contingent on the arrangement and terms selected by the customer. The equipment revenue is recognized up to the amount collected when the wireless device is sold.

Wireline

Our Wireline segment earns revenue based upon usage of its network and facilities and contract fees. In general, fixed monthly fees for voice, video, data and certain other services are billed one month in advance and recognized when earned. Revenue from services that are not fixed in amount and are based on usage is generally billed in arrears and recognized when service is rendered.

We sell each of the services offered in bundled arrangements (i.e., voice, video and data), as well as separately; therefore each product or service has a standalone selling price. For these arrangements revenue is allocated to each deliverable using a relative selling price method. Under this method, arrangement consideration is allocated to each separate deliverable based on our standalone selling price for each product or service. These services include FiOS services, individually or in bundles, and High Speed Internet.

When we bundle equipment with maintenance and monitoring services, we recognize equipment revenue when the equipment is installed in accordance with contractual specifications and ready for the customer's use. The maintenance and monitoring services are recognized monthly over the term of the contract as we provide the services. Long-term contracts for network installation are accounted for using the percentage of completion method. We use the completed contract method if we cannot estimate the costs with a reasonable degree of reliability.

Installation related fees, along with the associated costs up to but not exceeding these fees, are deferred and amortized over the estimated customer relationship period.

We report taxes imposed by governmental authorities on revenue-producing transactions between us and our customers on a net basis.

Discontinued Operations, Assets Held For Sale, And Sales Of Businesses And Investments

Discontinued Operations, Assets Held for Sale, and Sales of Businesses and Investments

We classify as discontinued operations for all periods presented any component of our business that we hold for sale that has operations and cash flows that are clearly distinguishable operationally and for financial reporting purposes.

Maintenance And Repairs

Maintenance and Repairs

We charge the cost of maintenance and repairs, including the cost of replacing minor items not constituting substantial betterments, principally to Cost of services and sales as these costs are incurred.

Advertising Costs

Advertising Costs

Costs for advertising products and services as well as other promotional and sponsorship costs are charged to Selling, general and administrative expense in the periods in which they are incurred (see Note 15).

Earnings Per Common Share

Earnings Per Common Share

Basic earnings per common share are based on the weighted-average number of shares outstanding during the period. Where appropriate, diluted earnings per common share include the dilutive effect of shares issuable under our stock-based compensation plans.

There were a total of approximately 6 million and 3 million stock options and restricted stock units outstanding to purchase shares included in the computation of diluted earnings per common share for the years ended December 31, 2011 and December 31, 2010, respectively. Dilutive stock options outstanding to purchase shares included in the computation of diluted earnings per common share for the year ended December 31, 2009 were not significant. Outstanding options to purchase shares that were not included in the computation of diluted earnings per common share because to do so would have been anti-dilutive for the period, included approximately 19 million, 73 million and 112 million weighted-average shares for the years ended December 31, 2011, 2010 and 2009, respectively.

We are authorized to issue up to 4.25 billion and 250 million shares of common stock and Series Preferred Stock, respectively.

Cash And Cash Equivalents

Cash and Cash Equivalents

We consider all highly liquid investments with a maturity of 90 days or less when purchased to be cash equivalents. Cash equivalents are stated at cost, which approximates quoted market value and include amounts held in money market funds.

Marketable Securities

Marketable Securities

We have investments in marketable securities, which are considered "available-for-sale" under the provisions of the accounting standard for certain debt and equity securities, and are included in the accompanying consolidated balance sheets in Short-term investments, Investments in unconsolidated businesses or Other assets. We continually evaluate our investments in marketable securities for impairment due to declines in market value considered to be other-than-temporary. That evaluation includes, in addition to persistent, declining stock prices, general economic and company-specific evaluations. In the event of a determination that a decline in market value is other-than-temporary, a charge to earnings is recorded for the loss, and a new cost basis in the investment is established.

Inventories

Inventories

Inventory consists of wireless and wireline equipment held for sale, which is carried at the lower of cost (determined principally on either an average cost or first-in, first-out basis) or market.

Plant And Depreciation

Plant and Depreciation

We record plant, property and equipment at cost. Our local telephone operations' depreciation expense is principally based on the composite group remaining life method and straight-line composite rates. This method provides for the recognition of the cost of the remaining net investment in local telephone plant, less anticipated net salvage value, over the remaining asset lives. This method requires the periodic revision of depreciation rates. Plant, property and equipment of other wireline and wireless operations are generally depreciated on a straight-line basis.

Leasehold improvements are amortized over the shorter of the estimated life of the improvement or the remaining term of the lease in which the asset is located, calculated from the time the asset was placed in service.

When we replace, retire or otherwise dispose of depreciable plant used in our local telephone network, we deduct the carrying amount of such plant from the respective accounts and charge it to accumulated depreciation. When the depreciable assets of our other wireline and wireless operations are retired or otherwise disposed of, the related cost and accumulated depreciation are deducted from the plant accounts, and any gains or losses on disposition are recognized in income.

We capitalize and depreciate network software purchased or developed along with related plant assets. We also capitalize interest associated with the acquisition or construction of network-related assets. Capitalized interest is reported as a reduction in interest expense and depreciated as part of the cost of the network-related assets.

In connection with our ongoing review of the estimated remaining average useful lives of plant, property and equipment at our local telephone operations, we determined that there were no changes necessary to average useful lives for 2011 and 2010. We determined effective January 1, 2009 that the average useful lives of fiber cable (not including undersea cable) would be increased to 25 years from 20 to 25 years and the average useful lives of copper cable would be changed to 15 years from 13 to 18 years. These changes to average useful lives did not have a significant impact on depreciation expense. In connection with our ongoing review of the estimated remaining average useful lives of plant, property and equipment at our wireless operations, we determined that changes were necessary to the remaining estimated useful lives as a result of technology upgrades, enhancements, and planned retirements. These changes resulted in an increase in depreciation expense of $0.4 billion in 2011, and $0.3 billion in 2010 and 2009, respectively. While the timing and extent of current deployment plans are subject to ongoing analysis and modification, we believe the current estimates of useful lives are reasonable.

Computer Software Costs

Computer Software Costs

We capitalize the cost of internal-use network and non-network software that has a useful life in excess of one year. Subsequent additions, modifications or upgrades to internal-use network and non-network software are capitalized only to the extent that they allow the software to perform a task it previously did not perform. Software maintenance and training costs are expensed in the period in which they are incurred. Also, we capitalize interest associated with the development of internal-use network and non-network software. Capitalized non-network internal-use software costs are amortized using the straight-line method over a period of 3 to 7 years and are included in Other intangible assets, net in our consolidated balance sheets. For a discussion of our impairment policy for capitalized software costs, see "Goodwill and Other Intangible Assets" below. Also, see Note 3 for additional detail of internal-use non-network software reflected in our consolidated balance sheets.

Goodwill And Other Intangible Assets

Goodwill and Other Intangible Assets

Goodwill

Goodwill is the excess of the acquisition cost of businesses over the fair value of the identifiable net assets acquired. Impairment testing for goodwill is performed annually in the fourth fiscal quarter or more frequently if indications of potential impairment exist. The impairment test for goodwill uses a two-step approach, which is performed at the reporting unit level. We have determined that in our case, the reporting units are our operating segments since that is the lowest level at which discrete, reliable financial and cash flow information is regularly reviewed by our chief operating decision maker. Step one compares the fair value of the reporting unit (calculated using a market approach and/or a discounted cash flow method) to its carrying value. If the carrying value exceeds the fair value, there is a potential impairment and step two must be performed. Step two compares the carrying value of the reporting unit's goodwill to its implied fair value (i.e., fair value of reporting unit less the fair value of the unit's assets and liabilities, including identifiable intangible assets). If the implied fair value of goodwill is less than the carrying amount of goodwill, an impairment is recognized.

Intangible Assets Not Subject to Amortization

A significant portion of our intangible assets are wireless licenses that provide our wireless operations with the exclusive right to utilize designated radio frequency spectrum to provide cellular communication services. While licenses are issued for only a fixed time, generally ten years, such licenses are subject to renewal by the Federal Communications Commission (FCC). Renewals of licenses have occurred routinely and at nominal cost. Moreover, we have determined that there are currently no legal, regulatory, contractual, competitive, economic or other factors that limit the useful life of our wireless licenses. As a result, we treat the wireless licenses as an indefinite-lived intangible asset. We reevaluate the useful life determination for wireless licenses each year to determine whether events and circumstances continue to support an indefinite useful life.

We test our wireless licenses for potential impairment annually or more frequently if indications of impairment exist. We evaluate our licenses on an aggregate basis using a direct value approach. The direct value approach estimates fair value using a discounted cash flow analysis to estimate what a marketplace participant would be willing to pay to purchase the aggregated wireless licenses as of the valuation date. If the fair value of the aggregated wireless licenses is less than the aggregated carrying amount of the licenses, an impairment is recognized.

Interest expense incurred while qualifying activities are performed to ready wireless licenses for their intended use is capitalized as part of wireless licenses. The capitalization period ends when the development is discontinued or substantially complete and the license is ready for its intended use.

Intangible Assets Subject to Amortization

Our intangible assets that do not have indefinite lives (primarily customer lists and non-network internal-use software) are amortized over their useful lives and reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. If any indications were present, we would test for recoverability by comparing the carrying amount of the asset to the net undiscounted cash flows expected to be generated from the asset. If those net undiscounted cash flows do not exceed the carrying amount, we would perform the next step, which is to determine the fair value of the asset and record an impairment, if any. We reevaluate the useful life determinations for these intangible assets each year to determine whether events and circumstances warrant a revision in their remaining useful lives.

For information related to the carrying amount of goodwill by segment, wireless licenses and other intangible assets, as well as the major components and average useful lives of our other acquired intangible assets, see Note 3.

Fair Value Measurements

Fair Value Measurements

Fair value of financial and non-financial assets and liabilities is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The three-tier hierarchy for inputs used in measuring fair value, which prioritizes the inputs used in the methodologies of measuring fair value for assets and liabilities, is as follows:

Level 1 - Quoted prices in active markets for identical assets or liabilities

Level 2 - Observable inputs other than quoted prices in active markets for identical assets and liabilities

Level 3 - No observable pricing inputs in the market

Financial assets and financial liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurements. Our assessment of the significance of a particular input to the fair value measurements requires judgment, and may affect the valuation of the assets and liabilities being measured and their placement within the fair value hierarchy.

Income Taxes

Income Taxes

Our effective tax rate is based on pre-tax income, statutory tax rates, tax laws and regulations and tax planning strategies available to us in the various jurisdictions in which we operate.

Deferred income taxes are provided for temporary differences in the bases between financial statement and income tax assets and liabilities. Deferred income taxes are recalculated annually at tax rates then in effect. We record valuation allowances to reduce our deferred tax assets to the amount that is more likely than not to be realized.

We use a two-step approach for recognizing and measuring tax benefits taken or expected to be taken in a tax return. The first step is recognition: we determine whether it is more likely than not that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, we presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. The second step is measurement: a tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in one or more of the following: an increase in a liability for income taxes payable, a reduction of an income tax refund receivable, a reduction in a deferred tax asset, or an increase in a deferred tax liability.

The accounting standard relating to income taxes generated by leveraged lease transactions requires that changes in the projected timing of income tax cash flows generated by a leveraged lease transaction be recognized as a gain or loss in the year in which the change occurs.

Significant management judgment is required in evaluating our tax positions and in determining our effective tax rate.

Stock-Based Compensation

Stock-Based Compensation

We measure and recognize compensation expense for all stock-based compensation awards made to employees and directors based on estimated fair values. See Note 10 for further details.

Foreign Currency Translation

Foreign Currency Translation

The functional currency of our foreign operations is generally the local currency. For these foreign entities, we translate income statement amounts at average exchange rates for the period, and we translate assets and liabilities at end-of-period exchange rates. We record these translation adjustments in Accumulated other comprehensive income, a separate component of Equity, in our consolidated balance sheets. We report exchange gains and losses on intercompany foreign currency transactions of a long-term nature in Accumulated other comprehensive income. Other exchange gains and losses are reported in income.

Employee Benefit Plans

Employee Benefit Plans

Pension and postretirement health care and life insurance benefits earned during the year as well as interest on projected benefit obligations are accrued currently. Prior service costs and credits resulting from changes in plan benefits are generally amortized over the average remaining service period of the employees expected to receive benefits. Expected return on plan assets is determined by applying the return on assets assumption to the actual fair value of plan assets. Actuarial gains and losses are recognized in operating results in the year in which they occur. These gains and losses are measured annually as of December 31 or upon a remeasurement event. Verizon management employees no longer earn pension benefits or earn service towards the company retiree medical subsidy (see Note 11).

We recognize a pension or a postretirement plan's funded status as either an asset or liability on the consolidated balance sheets. Also, we measure any unrecognized prior service costs and credits that arise during the period as a component of Accumulated other comprehensive income (loss), net of applicable income tax.

Derivative Instruments

Derivative Instruments

We have entered into derivative transactions primarily to manage our exposure to fluctuations in foreign currency exchange rates, interest rates, equity and commodity prices. We employ risk management strategies, which may include the use of a variety of derivatives including cross currency swaps, foreign currency and prepaid forwards and collars, interest rate and commodity swap agreements and interest rate locks. We do not hold derivatives for trading purposes.

We measure all derivatives, including derivatives embedded in other financial instruments, at fair value and recognize them as either assets or liabilities on our consolidated balance sheets. Our derivative instruments are valued primarily using models based on readily observable market parameters for all substantial terms of our derivative contracts and thus are classified as Level 2. Changes in the fair values of derivative instruments not qualifying as hedges or any ineffective portion of hedges are recognized in earnings in the current period. Changes in the fair values of derivative instruments used effectively as fair value hedges are recognized in earnings, along with changes in the fair value of the hedged item. Changes in the fair value of the effective portions of cash flow hedges are reported in Other comprehensive income and recognized in earnings when the hedged item is recognized in earnings.

Acquisitions And Divestitures (Tables)	12 Months Ended
Dec. 31, 2011
Acquisitions And Divestitures [Abstract]
Schedule Of Purchase Price Allocation

(dollars in millions)	Final Purchase Price Allocation
Assets
Current assets	$221
Plant, property and equipment	521
Goodwill	1,211
Intangible assets subject to amortization	410
Other assets	12

Total assets	2,375

Liabilities
Current liabilities	158
Debt maturing within one year	748
Deferred income taxes and other liabilities	75

Total liabilities	981

Net assets acquired	$1,394

Wireless Licenses, Goodwill And Other Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2011
Wireless Licenses, Goodwill And Other Intangible Assets [Abstract]
Changes In The Carrying Amount Of Wireless Licenses

(dollars in millions)
Balance at January 1, 2010	$72,067
Acquisitions (Note 2)	178
Capitalized interest on wireless licenses	748
Reclassifications, adjustments and other	3

Balance at December 31, 2010	$72,996
Acquisitions (Note 2)	58
Capitalized interest on wireless licenses	196

Balance at December 31, 2011	$73,250

Changes In The Carrying Amount Of Goodwill

	(dollars in millions)
	Verizon Wireless	Wireline	Total
Balance at January 1, 2010	$17,738	$4,734	$22,472
Acquisitions (Note 2)	131	–	13
Dispositions (Note 2)	–	(614)	(614)
Reclassifications, adjustments and other	–	(1)	(1)

Balance at December 31, 2010	$17,869	$4,119	$21,988
Acquisitions (Note 2)	94	1,275	1,369

Balance at December 31, 2011	$17,963	$5,394	$23,357

Composition Of Other Intangible Assets, Net

					(dollars in millions)
	2011			2010
At December 31,	Gross Amount	Accumulated Amortization	Net Amount	Gross Amount	Accumulated Amortization	Net Amount
Customer lists (6 to 13 years)	$3,529	$(2,052)	$1,477	$3,150	$(1,551)	$1,599
Non-network internal-use software (3 to 7 years)	9,536	(5,487)	4,049	8,446	(4,614)	3,832
Other (2 to 25 years)	561	(209)	352	885	(486)	399

Total	$13,626	$(7,748)	$5,878	$12,481	$(6,651)	$5,830

Amortization Expense For Other Intangible Assets

Years	(dollars in millions)
2011	$1,505
2010	1,812
2009	1,970

Estimated Annual Amortization Expense For Other Intangible Assets

Years	(dollars in millions)
2012	$1,363
2013	1,193
2014	884
2015	695
2016	491

Plant, Property And Equipment (Tables)	12 Months Ended
Dec. 31, 2011
Plant, Property And Equipment [Abstract]
Summary Of Plant, Property And Equipment

	(dollars in millions)
At December 31,	Lives (years)	2011	2010
Land	–	$862	$865
Buildings and equipment	15-45	21,969	21,064
Central office and other network equipment	3-15	107,322	102,547
Cable, poles and conduit	11-50	67,190	67,539
Leasehold improvements	5-20	5,030	4,816
Work in progress	–	3,417	4,375
Furniture, vehicles and other	3-12	9,836	10,449

		215,626	211,655
Less accumulated depreciation		127,192	123,944

Total		$88,434	$87,711

Investments In Unconsolidated Businesses (Tables)	12 Months Ended
Dec. 31, 2011
Investments In Unconsolidated Business [Abstract]
Schedule Of Investments In Unconsolidated Businesses

	(dollars in millions)
At December 31,	Ownership	2011	2010
Equity Investees
Vodafone Omnitel	23.1%	$2,083	$2,002
Other	Various	1,320	1,471

Total equity investees		3,403	3,473

Cost Investees	Various	45	24

Total investments in unconsolidated businesses		$3,448	$3,497

Schedule Of Summarized Financial Information For Equity Investees, Balance Sheet

	(dollars in millions)
At December 31,	2011	2010
Current Assets	$3,720	$3,620
Noncurrent Assets	8,469	7,568

Total Assets	$12,189	$11,188

Current liabilities	$6,123	$5,509
Noncurrent liabilities	8	8
Equity	6,058	5,671

Total liabilities and equity	$12,189	$11,188

Schedule Of Summarized Financial Information For Equity Investees, Income Statement

	(dollars in millions)
Years Ended December 31,	2011	2010	2009
Net revenue	$12,668	$12,356	$12,903
Operating income	4,021	4,156	4,313
Net income	2,451	2,563	2,717

Noncontrolling Interest (Tables)	12 Months Ended
Dec. 31, 2011
Noncontrolling Interest [Abstract]
Noncontrolling Interest In Equity Subsidiaries

	(dollars in millions)
At December 31,	2011	2010
Noncontrolling interests in consolidated subsidiaries:
Verizon Wireless	$49,165	$47,557
Wireless partnerships	773	786

	$49,938	$48,343

Leasing Arrangements (Tables)	12 Months Ended
Dec. 31, 2011
Leasing Arrangements [Abstract]
Finance Lease Receivables Included In Prepaid Expenses And Other And Other Assets

				(dollars in millions)
At December 31,			2011			2010
	Leveraged Leases	Direct Finance Leases	Total	Leveraged Leases	Direct Finance Leases	Total

Minimum lease payments receivable	$1,610	$119	$1,729	$2,360	$155	$2,515
Estimated residual value	1,202	9	1,211	1,305	7	1,312
Unearned income	(874)	(19)	(893)	(1,140)	(20)	(1,160)

Total	$1,938	$109	$2,047	$2,525	$142	$2,667

Allowance for doubtful accounts			(137)			(152)

Finance lease receivables, net			$1,910			$2,515

Prepaid expenses and other			$46			$59
Other assets			1,864			2,456

			$1,910			$2,515

Components Of Income From Leveraged Leases

	(dollars in millions)
Years Ended December 31,	2011	2010	2009
Pretax income	$61	$74	$83
Income tax expense	24	32	34

Schedule Of Future Minimum Lease Payments Received From Capital Leases

	(dollars in millions)
Years	Capital Leases	Operating Leases
2012	$130	$171
2013	115	157
2014	94	140
2015	67	119
2016	148	95
Thereafter	1,175	102

Total	$1,729	$784

Amortization Of Capital Leases

	(dollars in millions)
At December 31,	2011	2010
Capital leases	$362	$321
Less accumulated amortization	132	130

Total	$230	$191

Schedule Of Aggregate Minimum Rental Commitments Under Noncancelable Leases

	(dollars in millions)
Years	Capital Leases	Operating Leases
2012	$92	$2,004
2013	88	1,779
2014	66	1,558
2015	53	1,298
2016	47	1,004
Thereafter	130	4,746

Total minimum rental commitments	476	$12,389

Less interest and executory costs	124

Present value of minimum lease payments	352
Less current installments	66

Long-term obligation at December 31, 2011	$286

Debt (Tables)	12 Months Ended
Dec. 31, 2011
Debt [Abstract]
Combined schedule of current and noncurrent debt and capital lease obligations

	(dollars in millions)
	Debt Maturing within One Year	Long-term Debt	Total
Balance at January 1, 2011	$7,542	$45,252	$52,794
Proceeds from long-term borrowings	–	11,060	11,060
Repayments of long-term borrowings and capital leases obligations	(11,805)	–	(11,805)
Increase in short-term obligations, excluding current maturities	1,928	–	1,928
Reclassifications of long-term debt	6,100	(6,100)	–
Debt acquired (Note 2)	748	–	748
Other	336	91	427

Balance at December 31, 2011	$4,849	$50,303	$55,152

Debt maturing within one year

	(dollars in millions)
At December 31,	2011	2010
Long-term debt maturing within one year	$2,915	$7,542
Commercial paper	1,934	–

Total debt maturing within one year	$4,849	$7,542

Long-term debt table

			(dollars in millions)
At December 31,	Interest Rates %	Maturities	2011	2010
Verizon Communications - notes payable and other	1.25 – 3.50	2013 – 2021	$6,900	$–
	4.35 – 5.50	2013 – 2041	7,832	6,062
	5.55 – 6.90	2016 – 2041	11,043	10,441
	7.35 – 8.95	2018 – 2039	6,642	7,677
	Floating	2014	1,000	–

Verizon Wireless - notes payable and other	5.25 – 5.55	2012 – 2014	4,250	7,000
	7.38 – 8.88	2013 – 2018	5,081	5,975
	Floating	–	–	1,250

Verizon Wireless - Alltel assumed notes	6.50 – 7.88	2012 – 2032	2,315	2,315

Telephone subsidiaries - debentures	4.63 – 7.00	2012 – 2033	4,045	7,937
	7.15 – 7.88	2012 – 2032	1,449	1,449
	8.00 – 8.75	2019 – 2031	880	880

Other subsidiaries - debentures and other	6.84 – 8.75	2018 – 2028	1,700	1,700

Capital lease obligations (average rates of 6.3% and 6.8%, respectively)			352	332
Unamortized discount, net of premium			(271)	(224)

Total long-term debt, including current maturities			53,218	52,794
Less long-term debt maturing within one year			2,915	7,542

Total long-term debt			$50,303	$45,252

Maturities of long-term debt

Years	(dollars in millions)
2012	$2,915
2013	5,637
2014	6,800
2015	1,186
2016	4,141
Thereafter	32,539

Fair Value Measurements And Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2011
Schedule Of Assets Measured At Fair Value On A Recurring Basis

			(dollars in millions)
	Level 1(1)	Level 2(2)	Level 3(3)	Total
Assets:
Short-term investments:
Equity securities	$259	$–	$–	$259
Fixed income securities	2	331	–	333
Other Current Assets:
Forward contracts	–	1	–	1
Other Assets:
Fixed income securities	220	763	–	983
Interest rate swaps	–	625	–	625
Cross currency swaps	–	77	–	77

Total	$481	$1,797	$–	$2,278

(1)	quoted prices in active markets for identical assets or liabilities

(2)	observable inputs other than quoted prices in active markets for identical assets and liabilities

(3)	no observable pricing inputs in the market

Schedule Of Fair Value Of Short-Term And Long-Term Debt, Excluding Capital Leases

	(dollars in millions)
	Debt Maturing within One Year	Long-term Debt	Total
Balance at January 1, 2011	$7,542	$45,252	$52,794
Proceeds from long-term borrowings	–	11,060	11,060
Repayments of long-term borrowings and capital leases obligations	(11,805)	–	(11,805)
Increase in short-term obligations, excluding current maturities	1,928	–	1,928
Reclassifications of long-term debt	6,100	(6,100)	–
Debt acquired (Note 2)	748	–	748
Other	336	91	427

Balance at December 31, 2011	$4,849	$50,303	$55,152

Fair Value And Carrying Value Of Short-Term And Long-Term Debt Excluding Capital Leases [Member]
Schedule Of Fair Value Of Short-Term And Long-Term Debt, Excluding Capital Leases

			(dollars in millions)
At December 31,		2011		2010
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Short- and long-term debt, excluding capital leases	$54,800	$64,485	$52,462	$59,020

Stock-Based Compensation (Tables)	12 Months Ended
Dec. 31, 2011
Stock-Based Compensation [Abstract]
Schedule Of Restricted And Performance Stock Unit Activity

(shares in thousands)	Restricted Stock Units	Performance Stock Units
Outstanding January 1, 2009	21,820	33,214
Granted	7,101	14,079
Payments	(9,357)	(17,141)
Cancelled/Forfeited	(121)	(257)

Outstanding December 31, 2009	19,443	29,895
Granted	8,422	17,311
Payments	(6,788)	(14,364)
Cancelled/Forfeited	(154)	(462)

Outstanding December 31, 2010	20,923	32,380
Granted	6,667	10,348
Payments	(7,600)	(12,137)
Cancelled/Forfeited	(154)	(2,977)

Outstanding December 31, 2011	19,836	27,614

Schedule Of Assumption Used In Black-Scholes Model

Ranges
Risk-free rate	0.05% - 0.57%
Expected term (in years)	0.02 - 1.50
Expected volatility	29.47% - 48.30%

Schedule Of Value Appreciation Rights Activity

(shares in thousands)	VARs	Weighted-Average Grant-Date Fair Value
Outstanding rights, January 1, 2009	28,244	$16.54
Exercised	(11,442)	16.53
Cancelled/Forfeited	(211)	17.63

Outstanding rights, December 31, 2009	16,591	16.54
Exercised	(4,947)	24.47
Cancelled/Forfeited	(75)	22.72

Outstanding rights, December 31, 2010	11,569	13.11
Exercised	(3,303)	14.87
Cancelled/Forfeited	(52)	14.74

Outstanding rights, December 31, 2011	8,214	12.39

Schedule Of Stock Option Activity

(shares in thousands)	Stock Options	Weighted-Average Exercise Price
Outstanding, January 1, 2009	140,158	$45.86
Exercised	(2)	25.32
Cancelled/Forfeited	(32,391)	50.31

Outstanding, December 31, 2009	107,765	44.52
Exercised	(372)	34.51
Cancelled/Forfeited	(50,549)	44.90

Outstanding, December 31, 2010	56,844	44.25
Exercised	(7,104)	35.00
Cancelled/Forfeited	(21,921)	51.06

Outstanding, December 31, 2011	27,819	41.24

Schedule Of Stock Option Outstanding

Range of Exercise Prices	Stock Options (in thousands)	Weighted-Average Remaining Life (years)	Weighted-Average Exercise Price
$ 20.00-29.99	24	0.7	$27.66
30.00-39.99	10,791	1.6	35.02
40.00-49.99	17,004	0.1	45.21

Total	27,819	0.7	41.24

Employee Benefits (Tables)	12 Months Ended
Dec. 31, 2011
Change In Benefit Obligations, Change In Plan Assets, Funded Status, Amounts Recognized On The Balance Sheet, And Amounts Recognized In Accumulated Other Comprehensive Loss (Pretax)

			(dollars in millions)
	Pension		Health Care and Life
At December 31,	2011	2010	2011	2010
Change in Benefit Obligations
Beginning of year	$29,217	$31,818	$25,718	$27,337
Service cost	307	353	299	305
Interest cost	1,590	1,797	1,421	1,639
Plan amendments	(485)	(212)	–	(2,580)
Actuarial loss, net	3,360	748	1,687	826
Benefits paid	(2,564)	(1,996)	(1,756)	(1,675)
Termination benefits	–	687	–	–
Curtailment loss, net	–	61	–	132
Acquisitions and divestitures, net	–	(581)	–	(266)
Settlements paid	(843)	(3,458)	–	–

End of Year	$30,582	$29,217	$27,369	$25,718

Change in Plan Assets
Beginning of year	$25,814	$28,592	$2,945	$3,091
Actual return on plan assets	1,191	3,089	63	319
Company contributions	512	138	1,376	1,210
Benefits paid	(2,564)	(1,996)	(1,756)	(1,675)
Settlements paid	(843)	(3,458)	–	–
Acquisitions and divestitures, net	–	(551)	–	–

End of year	$24,110	$25,814	$2,628	$2,945

Funded Status

End of year	$(6,472)	$(3,403)	$(24,741)	$(22,773)

			(dollars in millions)
		Pension	Health Care and Life

At December 31,	2011	2010	2011	2010
Amounts recognized on the balance sheet
Noncurrent assets	$289	$398	$–	$–
Current liabilities	(195)	(146)	(735)	(581)
Noncurrent liabilities	(6,566)	(3,655)	(24,006)	(22,192)

Total	$(6,472)	$(3,403)	$(24,741)	$(22,773)

Amounts recognized in Accumulated Other Comprehensive Income (Pretax)
Prior Service Cost	$(3)	$554	$(510)	$(567)

Total	$(3)	$554	$(510)	$(567)

Information For Pension Plans With An Accumulated Benefit Obligation In Excess Of Plan Assets

	(dollars in millions)
At December 31,	2011	2010
Projected benefit obligation	$29,643	$28,329
Accumulated benefit obligation	29,436	27,752
Fair value of plan assets	22,916	24,529

Benefit Or (Income) Cost Related To Pension And Postretirement Health Care And Life Insurance

	(dollars in millions)
	Pension			Health Care and Life
Years Ended December 31,	2011	2010	2009	2011	2010	2009
Service cost	$307	$353	$384	$299	$305	$311
Amortization of prior service cost (credit)	72	109	112	(57)	375	401

Subtotal	379	462	496	242	680	712
Expected return on plan assets	(1,976)	(2,176)	(2,216)	(163)	(252)	(205)
Interest cost	1,590	1,797	1,924	1,421	1,639	1,766

Subtotal	(7)	83	204	1,500	2,067	2,273
Remeasurement (gain) loss, net	4,146	(166)	(515)	1,787	758	(901)

Net periodic benefit (income) cost	4,139	(83)	(311)	3,287	2,825	1,372
Curtailment and termination benefits	–	860	1,371	–	386	532

Total	$4,139	$777	$1,060	$3,287	$3,211	$1,904

Other Pretax Changes In Plan Assets And Benefit Obligations Recognized In Other Comprehensive (Income) Loss

	(dollars in millions)
		Pension	Health Care and Life

At December 31,	2011	2010	2011	2010
Prior service cost	$(485)	$(336)	$–	$(2,859)
Reversal of amortization items
Prior service cost	(72)	(109)	57	(375)

Total recognized in other comprehensive (income) loss (pretax)	$(557)	$(445)	$57	$(3,234)

Weighted-Average Assumptions Used In Determining Benefit Obligations

	Pension		Health Care and Life

At December 31,	2011	2010	2011	2010
Discount Rate	5.00%	5.75%	5.00%	5.75%
Rate of compensation increases	3.00	3.00	N/A	N/A

Weighted-Average Assumptions Used In Determining Net Periodic Cost

	Pension			Health Care and Life

At December 31,	2011	2010	2009	2011	2010	2009
Discount Rate	5.75%	6.25%	6.75%	5.75%	6.25%	6.75%
Expected return on plan assets	8.00	8.50	8.50	6.00	8.25	8.25
Rate of compensation increases	3.00	4.00	4.00	N/A	N/A	N/A

Health Care Cost Trend Rates

	Health Care and Life

At December 31,	2011	2010	2009
Healthcare cost trend rate assumed for next year	7.50%	7.75%	8.00%
Rate to which cost trend rate gradually declines	5.00	5.00	5.00
Year the rate reaches the level it is assumed to remain thereafter	2016	2016	2014

Effects Of One Percentage Point Change In Assumed Health Care Cost Trend Rates

	(dollars in millions)
One-Percentage Point	Increase	Decrease
Effect on 2011 service and interest cost	$199	$(163)
Effect on postretirement benefit obligation as of December 31, 2011	3,422	(2,768)

Reconciliation Of Beginning And Ending Balance Of Pension Plan Assets Measured At Fair Value

	(dollars in millions)
	Corporate Bonds	Real Estate	Private Equity	Hedge Funds	Total
Balance at January 1, 2010	$137	$1,541	$5,336	$–	$7,014
Actual gain (loss) on plan assets	3	(49)	518	24	496
Purchases and sales	37	294	(5)	109	435
Transfers in and/or out	3	(17)	–	583	569

Balance at December 31, 2010	$180	$1,769	$5,849	$716	$8,514
Actual gain (loss) on plan assets	(4)	258	477	(4)	727
Purchases and sales	48	43	(203)	(50)	(162)
Transfers in and/or out	(35)	88	(68)	–	(15)

Balance at December 31, 2011	$189	$2,158	$6,055	$662	$9,064

Expected Benefit Payments To Retirees

	(dollars in millions)
Year	Pension Benefits	Health Care and Life Prior to Medicare Prescription Drug Subsidy	Medicare Prescription Drug Subsidy
2012	$2,514	$1,944	$104
2013	2,308	1,805	–
2014	2,256	1,792	–
2015	2,233	1,743	–
2016	2,208	1,702	–
2017-2021	10,537	7,747	–

Schedule Of Recorded Severance Liability

		Charged to	(dollars in millions)
Year	Beginning of Year	Expense	Payments	Other	End of Year
2009	$1,104	$950	$(522)	$106	$1,638
2010	1,638	1,217	(1,307)	21	1,569
2011	1,569	32	(474)	(14)	1,113

Pension [Member]
Fair Values For Plans By Asset Category

The fair values for the pension plans by asset category at December 31, 2011 are as follows:

			(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$1,215	$1,184	$31	$–
Equity securities	6,829	5,704	1,125	–
Fixed income securities
U.S. Treasuries and agencies	1,796	1,239	557	–
Corporate bonds	2,140	65	1,886	189
International bonds	1,163	158	1,005	–
Other	359	–	359	–
Real estate	2,158	–	–	2,158
Other
Private equity	6,109	–	54	6,055
Hedge funds	2,341	–	1,679	662

Total	$24,110	$8,350	$6,696	$9,064

The fair values for the pension plans by asset category at December 31, 2010 are as follows:

			(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$2,175	$2,126	$49	$–
Equity securities	10,158	9,052	1,106	–
Fixed income securities
U.S. Treasuries and agencies	599	141	458	–
Corporate bonds	1,615	233	1,202	180
International bonds	910	20	890	–
Other	502	–	502	–
Real estate	1,769	–	–	1,769
Other
Private equity	5,889	–	40	5,849
Hedge funds	2,197	–	1,481	716

Total	$25,814	$11,572	$5,728	$8,514

Postretirement Benefit Plans [Member]
Fair Values For Plans By Asset Category

The fair values for the other postretirement benefit plans by asset category at December 31, 2011 are as follows:

	(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$281	$22	$259	$–
Equity securities	1,695	951	744	–
Fixed income securities
U.S. Treasuries and agencies	85	58	27	–
Corporate bonds	119	26	93	–
International bonds	192	67	125	–
Other	210	–	210	–
Other	46	–	46	–

Total	$2,628	$1,124	$1,504	$–

The fair values for the other postretirement benefit plans by asset category at December 31, 2010 are as follows:

	(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$394	$21	$373	$–
Equity securities	1,919	1,202	717	–
Fixed income securities
U.S. Treasuries and agencies	80	47	33	–
Corporate bonds	173	58	115	–
International bonds	125	8	117	–
Other	198	–	198	–
Other	56	–	56	–

Total	$2,945	$1,336	$1,609	$–

Taxes (Tables)	12 Months Ended
Dec. 31, 2011
Taxes [Abstract]
Components Of Income Before Provision For Income Taxes

	(dollars in millions)
Years Ended December 31,	2011	2010	2009
Domestic	$9,724	$11,921	$12,625
Foreign	759	763	895

Total	$10,483	$12,684	$13,520

Components Of Provision For Income Taxes

	(dollars in millions)
Years Ended December 31,	2011	2010	2009
Current
Federal	$193	$(705)	$(611)
Foreign	25	(19)	73
State and Local	290	(42)	364

Total	508	(766)	(174)

Deferred
Federal	276	2,945	1,616
Foreign	(38)	(24)	(35)
State and Local	(455)	316	518

Total	(217)	3,237	2,099
Investment tax credits	(6)	(4)	(6)

Total income tax provision	$285	$2,467	$1,919

Schedule For The Principal Reasons For Difference In Effective And Statutory Tax Rates

Years Ended December 31,	2011	2010	2009
Statutory federal income tax rate	35.0%	35.0%	35.0%
State and local income tax rate, net of federal tax benefits	(1.0)	1.4	1.5
Affordable housing credit	(1.8)	(1.3)	(1.0)
Employee benefits including ESOP dividend	(1.4)	(1.2)	(1.6)
Medicare Part D subsidy charge	–	6.9	–
Equity in earnings from unconsolidated businesses	(1.9)	(1.6)	(1.6)
Noncontrolling interest	(23.0)	(19.5)	(16.0)
Other, net	(3.2)	(0.3)	(2.1)

Effective income tax rate	2.7%	19.4%	14.2%

Schedule Of Cash Taxes Paid

	(dollars in millions)
Years Ended December 31,	2011	2010	2009
Income taxes, net of amounts refunded	$762	$430	$158
Employment taxes	1,231	1,296	1,349
Property and other taxes	1,883	1,963	2,065

Total	$3,876	$3,689	$3,572

Schedule Of Deferred Taxes

	(dollars in millions)
At December 31,	2011	2010
Employee benefits	$13,119	$11,499
Tax loss and credit carry forwards	5,170	3,907
Uncollectible accounts receivable	224	248
Other - assets	952	951

	19,465	16,605
Valuation allowances	(2,376)	(3,421)

Deferred tax assets	17,089	13,184

Former MCI intercompany accounts receivable basis difference	1,435	1,489
Depreciation	13,743	11,758
Leasing activity	1,569	1,980
Wireless joint venture including wireless licenses	21,778	19,514
Other - liabilities	1,233	1,152

Deferred tax liabilities	39,758	35,893

Net deferred tax liability	$22,669	$22,709

Reconciliation Of The Beginning And Ending Balance Of Unrecognized Tax Benefits

	(dollars in millions)
	2011	2010	2009
Balance at January 1,	$3,242	$3,400	$2,622
Additions based on tax positions related to the current year	111	231	288
Additions for tax positions of prior years	456	476	1,128
Reductions for tax positions of prior years	(644)	(569)	(477)
Settlements	(56)	(256)	(27)
Lapses of statutes of limitations	(31)	(40)	(134)

Balance at December 31,	$3,078	$3,242	$3,400

Schedule Of After Tax Benefits Related To Interest And Penalties In Provision For Income Taxes

Years Ended December 31,	(dollars in millions)
2011	$60
2010	29
2009	14

Schedule Of After Tax Accrual For Payment Of Interest And Penalties In Consolidated Balance Sheet

At December 31,	(dollars in millions)
2011	$470
2010	527

Segment Information (Tables)	12 Months Ended
Dec. 31, 2011
Segment Information [Abstract]
Summary Of Operating Financial Information For Reportable Segments

	(dollars in millions)
2011	Verizon Wireless	Wireline	Total Segments
External Operating Revenues
Retail service	$56,601	$–	$56,601
Other service	2,497	–	2,497

Service revenue	59,098	–	59,098
Equipment	7,446	–	7,446
Other	3,517	–	3,517
Consumer retail	–	13,605	13,605
Small business	–	2,720	2,720

Mass Markets	–	16,325	16,325
Strategic services	–	7,607	7,607
Other	–	8,014	8,014

Global Enterprise	–	15,621	15,621
Global Wholesale	–	6,795	6,795
Other	–	704	704
Intersegment revenues	93	1,237	1,330

Total operating revenues	70,154	40,682	110,836
Cost of services and sales	24,086	22,158	46,244
Selling, general and administrative expense	19,579	9,107	28,686
Depreciation and amortization expense	7,962	8,458	16,420

Total operating expenses	51,627	39,723	91,350

Operating income	$18,527	$959	$19,486

Assets	$147,378	$86,185	$233,563
Plant, property and equipment, net	33,451	54,149	87,600
Capital expenditures	8,973	6,399	15,372

	(dollars in millions)
2010	Verizon Wireless	Wireline	Total Segments
External Operating Revenues
Retail service	$53,267	$–	$53,267
Other service	2,321	–	2,321

Service revenue	55,588	–	55,588
Equipment	4,412	–	4,412
Other	3,341	–	3,341
Consumer retail	–	13,419	13,419
Small business	–	2,828	2,828

Mass Markets	–	16,247	16,247
Strategic services	–	6,602	6,602
Other	–	8,712	8,712

Global Enterprise	–	15,314	15,314
Global Wholesale	–	7,526	7,526
Other	–	858	858
Intersegment revenues	66	1,282	1,348

Total operating revenues	63,407	41,227	104,634
Cost of services and sales	19,245	22,618	41,863
Selling, general and administrative expense	18,082	9,372	27,454
Depreciation and amortization expense	7,356	8,469	15,825

Total operating expenses	44,683	40,459	85,142

Operating income	$18,724	$768	$19,492

Assets	$138,863	$83,849	$222,712
Plant, property and equipment, net	32,253	54,594	86,847
Capital expenditures	8,438	7,269	15,707

	(dollars in millions)
2009	Verizon Wireless	Wireline	Total Segments
External Operating Revenues
Retail service	$50,688	$–	$50,688
Other service	1,287	–	1,287

Service revenue	51,975	–	51,975
Equipment	4,837	–	4,837
Other	3,413	–	3,413
Consumer retail	–	13,205	13,205
Small business	–	2,904	2,904

Mass Markets	–	16,109	16,109
Strategic services	–	6,191	6,191
Other	–	9,097	9,097

Global Enterprise	–	15,288	15,288
Global Wholesale	–	8,336	8,336
Other	–	1,443	1,443
Intersegment revenues	100	1,275	1,375

Total operating revenues	60,325	42,451	102,776
Cost of services and sales	19,348	22,693	42,041
Selling, general and administrative expense	17,309	9,947	27,256
Depreciation and amortization expense	7,030	8,238	15,268

Total operating expenses	43,687	40,878	84,565

Operating income	$16,638	$1,573	$18,211

Assets	$135,162	$91,778	$226,940
Plant, property and equipment, net	30,849	59,373	90,222
Capital expenditures	7,152	8,892	16,044

Summary Of Reconciliation Of Segment Operating Revenues

	(dollars in millions)
Years Ended December 31,	2011	2010	2009
Operating Revenues
Total reportable segments	$110,836	$104,634	$102,776
Reconciling items:
Deferred revenue adjustment (see Note 1)	–	(235)	78
Impact of divested operations	–	2,407	5,297
Corporate, eliminations and other	39	(241)	(343)

Consolidated operating revenues	$110,875	$106,565	$107,808

Summary Of Reconciliation Of Segment Operating Income

	(dollars in millions)
Years Ended December 31,	2011	2010	2009
Operating Income
Total segment operating income	$19,486	$19,492	$18,211
Merger integration and acquisition related charges (see Note 2)	–	(867)	(954)
Access line spin-off related charges (see Note 2)	–	(407)	(453)
Severance, pension and benefit charges (see Note 11)	(5,954)	(3,054)	(1,440)
Deferred revenue adjustment (see Note 1)	–	(235)	78
Impact of divested operations (see Note 2)	–	755	1,769
Corporate, eliminations and other	(652)	(1,039)	(1,233)

Consolidated operating income	12,880	14,645	15,978

Equity in earnings of unconsolidated businesses	444	508	553
Other income and (expense), net	(14)	54	91
Interest expense	(2,827)	(2,523)	(3,102)

Income Before Provision for Income Taxes	$10,483	$12,684	$13,520

Summary Of Reconciliation Of Segment Assets

	(dollars in millions)
At December 31,	2011	2010
Assets
Total reportable segments	$233,563	$222,712
Corporate, eliminations and other	(3,102)	(2,707)

Total consolidated	$230,461	$220,005

Comprehensive Income (Tables)	12 Months Ended
Dec. 31, 2011
Comprehensive Income [Abstract]
Schedule Of Components In Accumulated Other Comprehensive Income

	(dollars in millions)
At December 31,	2011	2010
Foreign currency translation adjustments	$724	$843
Net unrealized gain on cash flow hedges	156	126
Unrealized gain on marketable securities	72	79
Defined benefit pension and postretirement plans	317	1

Accumulated Other Comprehensive Income	$1,269	$1,049

Additional Financial Information (Tables)	12 Months Ended
Dec. 31, 2011
Additional Financial Information [Abstract]
Income Statement Information

	(dollars in millions)
Years Ended December 31,	2011	2010	2009
Depreciation expense	$14,991	$14,593	$14,564
Interest costs on debt balances	3,269	3,487	4,029
Capitalized interest costs	(442)	(964)	(927)
Advertising expense	2,523	2,451	3,020

Balance Sheet Information

	(dollars in millions)
At December 31,	2011	2010
Accounts Payable and Accrued Liabilities
Accounts payable	$4,194	$3,936
Accrued expenses	3,786	4,110
Accrued vacation, salaries and wages	4,857	5,686
Interest payable	774	813
Taxes payable	1,078	1,157

	$14,689	$15,702

Other Current Liabilities
Advance billings and customer deposits	$3,290	$3,091
Dividends payable	5,940	1,402
Other	1,993	2,860

	$11,223	$7,353

Cash Flow Information

	(dollars in millions)
Years Ended December 31,	2011	2010	2009
Cash Paid
Interest, net of amounts capitalized	$2,629	$2,433	$2,573

Quarterly Financial Information (Tables)	12 Months Ended
Dec. 31, 2011
Quarterly Financial Information [Abstract]
Schedule Of Quarterly Financial Information

Note 17

Quarterly Financial Information (Unaudited)

	(dollars in millions, except per share amounts)

		Operating	Net Income (Loss) attributable to Verizon(1)
Quarter Ended	Operating Revenues	Income (Loss)	Amount	Per Share- Basic	Per Share- Diluted	Net Income (Loss)
2011
March 31	$26,990	$4,453	$1,439	$.51	$.51	$3,264
June 30	27,536	4,892	1,609	.57	.57	3,604
September 30	27,913	4,647	1,379	.49	.49	3,542
December 31	28,436	(1,112)	(2,023)	(.71)	(.71)	(212)

2010
March 31	$26,913	$4,441	$443	$.16	$.16	$2,318
June 30	26,773	410	(1,192)	(.42)	(.42)	553
September 30	26,484	3,383	659	.23	.23	2,698
December 31	26,395	6,411	2,639	.93	.93	4,648

Results of operations for the third quarter of 2011 include after-tax charges attributable to Verizon of $0.2 billion related to severance, pension and benefit charges.

Results of operations for the fourth quarter of 2011 include after-tax charges attributable to Verizon of $3.5 billion related to severance, pension and benefit charges and costs related to the early redemption of debt.

Results of operations for the first quarter of 2010 include after-tax charges attributable to Verizon of $1.1 billion related to Medicare Part D subsidy, access line spin-off charges, merger integration and acquisition costs, and severance, pension and benefit charges.

Results of operations for the second quarter of 2010 include after-tax charges attributable to Verizon of $2.8 billion related to severance, pension and benefit charges, merger integration and acquisition costs, access line spin-off charges, and a one-time non-cash adjustment to wireless data revenues.

Results of operations for the third quarter of 2010 include after-tax charges attributable to Verizon of $0.9 billion primarily related to severance, pension and benefit charges, access line spin-off charges, and merger integration costs.

Results of operations for the fourth quarter of 2010 include net after-tax gain attributable to Verizon of $1.1 billion related to severance, pension and benefit charges and merger integration and acquisition costs.

(1)	Net income (loss) attributable to Verizon per common share is computed independently for each quarter and the sum of the quarters may not equal the annual amount.

Description Of Business And Summary Of Significant Accounting Policies (Narrative) (Details) (USD $)	12 Months Ended							12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008 Copper Cable [Member] years	Dec. 31, 2008 Fiber Cable [Member] years	Dec. 31, 2011 Computer Software [Member] years	Dec. 31, 2011 Wireline [Member]	Dec. 31, 2011 Increase due to change in average useful lives [Member]	Dec. 31, 2010 Increase due to change in average useful lives [Member]	Dec. 31, 2009 Increase due to change in average useful lives [Member]
Description Of Business And Summary Of Significant Accounting Policies [Line Items]
Number of countries outside the United States of America to which our Wireline segment provides products and services							150
Non-cash adjustments to wireless data revenues		$ 235,000,000	$ (78,000,000)
Reduction to Net income attributable to Verizon for the one-time non-cash adjustment		100,000,000
Stock options and restricted stock units outstanding to purchase shares included in diluted earnings per common share	6,000,000	3,000,000
Anti-dilutive share not included in computation of diluted earnings per share	19,000,000	73,000,000	112,000,000
Number of common shares authorized to be issued	4,250,000,000
Number of Series Preferred shares authorized to be issued	250,000,000
Maximum maturity period for highly liquid investments considered to be cash equivalents, days	90
Increase in depreciation expenses	$ 14,991,000,000	$ 14,593,000,000	$ 14,564,000,000					$ 400,000,000	$ 300,000,000	$ 300,000,000
Average useful life, years				15	25
Minimum useful life, years				13	20
Maximum useful life, years				18	25
Percentage of benefit realized on ultimate settlement	50.00%
Minimum useful life for finite-lived intangible assets, years						3
Maximum useful life for finite-lived intangible assets, years						7

Acquisitions And Divestitures (Narrative) (Details) (USD $)	1 Months Ended	12 Months Ended							12 Months Ended			3 Months Ended	12 Months Ended				12 Months Ended	3 Months Ended	12 Months Ended
	Apr. 30, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Jul. 31, 2010	Jun. 30, 2010	Feb. 29, 2012 Verizon And RedBox Digital Entertainment Services [Member]	Apr. 30, 2011 Terremark Acquisition Cash Paid Per Share [Member]	Dec. 31, 2010 Spinco [Member]	Dec. 31, 2009 Spinco [Member]	Jan. 31, 2009 Alltel Divestiture Markets [Member]	Jun. 30, 2010 ATN Divestiture [Member]	Dec. 31, 2010 Alltel Acquisition [Member]	Dec. 31, 2009 Alltel Acquisition [Member]	Jul. 31, 2010 Verizon Stockholder Interests Following Merger Between Frontier and Spinco [Member]	Jan. 31, 2009 States With Operating Markets Divested As Regulatory Condition [Member] Alltel Divestiture Markets [Member]	Dec. 31, 2010 AT&T [Member]	Jun. 30, 2010 AT&T Mobility [Member] Alltel Divestiture Markets [Member]	Dec. 31, 2011 Acquired Customer Relationships	Dec. 31, 2011 Acquired Other Intangible Assets years	Dec. 31, 2011 Spectrum Licenses To Be Acquired From Spectrum Co LLC [Member]
Business Acquisition [Line Items]
Cost related to acquisition								$ 19
Merger integration and acquisition related charges	13,000,000		867,000,000	954,000,000									900,000,000	1,200,000,000
Cash acquired from acquisition	100,000,000
Amortization period for acquired customer relationships - years																			13
Amortization period for acquired other intangibles - years																				5
Number of states with certain local exchange and related landline assets that were spun off					14
Total value of the Spinco transaction to Verizon and its stockholders															8,600,000,000
Costs incurred related to the separation of the wireline facilities and operations in the markets that were divested to operate on a stand-alone basis subsequent to the closing of the transaction with Frontier									500,000,000	200,000,000
Costs incurred related to separation of wireline facilities cost reduction initiatives				200,000,000
Number of operating markets divested as regulatory condition of acquisition						105					105
Number of states with operating markets divested as regulatory condition of acquisition																24
Number of operating markets divested												26						79
Cash amount paid to Verizon for licenses and network assets related to Alltel divestiture markets			2,594,000,000									200,000,000						2,400,000,000
Merger integration charges													200,000,000
Acquisitions																	200,000,000				3,900,000,000
Verizon ownership percentage							65.00%
Minority interest percentage		45.00%					35.00%
Property exchanged for agreement to purchase licenses		700 MHz A block license
Number of operating markets acquired																	6
Wireless licenses		73,250,000,000	72,996,000,000														100,000,000
Goodwill acquired		$ 1,369,000,000	$ 13,000,000														$ 100,000,000

Acquisitions And Divestitures (Schedule Of Purchase Price Allocation) (Details) (Final Purchase Price Allocation [Member], USD $) In Millions, unless otherwise specified	Apr. 30, 2011
Final Purchase Price Allocation [Member]
Business Acquisition [Line Items]
Business Acquisition, Purchase Price Allocation, Current Assets	$ 221
Business Acquisition, Purchase Price Allocation, Plant, Property And Equipment	521
Business Acquisition, Purchase Price Allocation, Goodwill	1,211
Business Acquisition, Purchase Price Allocation, Intangible Assets Subject To Amortization	410
Business Acquisition, Purchase Price Allocation, Other Assets	12
Business Acquisition, Purchase Price Allocation, Total Assets	2,375
Business Acquisition, Purchase Price Allocation, Current Liabilities	158
Business Acquisition, Purchase Price Allocation, Debt Maturing Within One Year	748
Business Acquisition, Purchase Price Allocation, Deferred Income Taxes And Other Liabilities	75
Business Acquisition, Purchase Price Allocation, Total Liabilities	981
Business Acquisition, Purchase Price Allocation, Net Assets Acquired	$ 1,394

Wireless Licenses, Goodwill And Other Intangible Assets (Narrative) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Wireless Licenses, Goodwill And Other Intangible Assets [Line Items]
Wireless licenses under development	$ 3,417	$ 4,375
Gross amount	13,626	12,481
Average remaining period of wireless license portfolio (in years)	6.4
Wireless Licenses [Member]
Wireless Licenses, Goodwill And Other Intangible Assets [Line Items]
Wireless licenses under development	2,200	12,200
Terremark [Member]
Wireless Licenses, Goodwill And Other Intangible Assets [Line Items]
Gross amount	$ 400

Wireless Licenses, Goodwill And Other Intangible Assets (Changes In The Carrying Amount Of Wireless Licenses) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Wireless Licenses, Goodwill And Other Intangible Assets [Line Items]
Beginning balance	$ 72,996
Capitalized interest on wireless licenses	(442)	(964)	(927)
Ending balance	73,250	72,996
Wireless Licenses [Member]
Wireless Licenses, Goodwill And Other Intangible Assets [Line Items]
Beginning balance	72,996	72,067
Acquisitions (Note 2)	58	178
Capitalized interest on wireless licenses	196	748
Reclassifications, adjustments and other		3
Ending balance	$ 73,250	$ 72,996

Wireless Licenses, Goodwill And Other Intangible Assets (Changes In The Carrying Amount Of Goodwill) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Wireless Licenses, Goodwill And Other Intangible Assets [Line Items]
Beginning balance	$ 21,988	$ 22,472
Goodwill acquired	1,369	13
Goodwill divested		(614)
Reclassifications, adjustments and other		(1)
Ending balance	23,357	21,988
Wireline [Member]
Wireless Licenses, Goodwill And Other Intangible Assets [Line Items]
Beginning balance	4,119	4,734
Goodwill acquired	1,275
Goodwill divested		(614)
Reclassifications, adjustments and other		(1)
Ending balance	5,394	4,119
Verizon Wireless [Member]
Wireless Licenses, Goodwill And Other Intangible Assets [Line Items]
Beginning balance	17,869	17,738
Goodwill acquired	94	131
Ending balance	$ 17,963	$ 17,869

Wireless Licenses, Goodwill And Other Intangible Assets (Composition Of Other Intangible Assets, Net) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 years	Dec. 31, 2010
Finite-Lived Intangible Assets [Line Items]
Gross Amount	$ 13,626	$ 12,481
Accumulated Amortization	(7,748)	(6,651)
Net Amount	5,878	5,830
Customer Lists (6 To 13 years) [Member]
Finite-Lived Intangible Assets [Line Items]
Gross Amount	3,529	3,150
Accumulated Amortization	(2,052)	(1,551)
Net Amount	1,477	1,599
Minimum useful life for finite-lived intangible assets, years	6
Maximum useful life for finite-lived intangible assets, years	13
Non-Network Internal-Use Software (3 to 7 years) [Member]
Finite-Lived Intangible Assets [Line Items]
Gross Amount	9,536	8,446
Accumulated Amortization	(5,487)	(4,614)
Net Amount	4,049	3,832
Minimum useful life for finite-lived intangible assets, years	3
Maximum useful life for finite-lived intangible assets, years	7
Other (2 To 25 years) [Member]
Finite-Lived Intangible Assets [Line Items]
Gross Amount	561	885
Accumulated Amortization	(209)	(486)
Net Amount	$ 352	$ 399
Minimum useful life for finite-lived intangible assets, years	2
Maximum useful life for finite-lived intangible assets, years	25

Wireless Licenses, Goodwill And Other Intangible Assets (Amortization Expense For Other Intangible Assets) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Wireless Licenses, Goodwill And Other Intangible Assets [Abstract]
Amortization expense for other intangible assets	$ 1,505	$ 1,812	$ 1,970

Wireless Licenses, Goodwill And Other Intangible Assets (Estimated Annual Amortization Expense For Other Intangible Assets) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Wireless Licenses, Goodwill And Other Intangible Assets [Abstract]
2012	$ 1,363
2013	1,193
2014	884
2015	695
2016	$ 491

Plant, Property And Equipment (Summary Of Plant, Property And Equipment) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 Land [Member]	Dec. 31, 2011 Buildings And Equipment [Member]	Dec. 31, 2011 Central Office And Other Network Equipment [Member]	Dec. 31, 2011 Cable Poles And Conduit [Member]	Dec. 31, 2011 Leasehold Improvements [Member]	Dec. 31, 2011 Work In Progress [Member]	Dec. 31, 2011 Furniture Vehicles And Other [Member]
Land	$ 862	$ 865
Buildings and equipment	21,969	21,064
Central office and other network equipment	107,322	102,547
Cable, poles and conduit	67,190	67,539
Leasehold improvements	5,030	4,816
Work in progress	3,417	4,375
Furniture, vehicles and other	9,836	10,449
Plant, property and equipment total	215,626	211,655
Accumulated depreciation	127,192	123,944
Plant, property and equipment, net	$ 88,434	$ 87,711
Lives (years)			–					–
Lives (years), minimum				15	3	11	5		3
Lives (years), maximum				45	15	50	20		12

Investments In Unconsolidated Businesses (Narrative) (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Schedule of Equity Method Investments [Line Items]
Dividends and repatriations of foreign earnings received	$ 500,000,000	$ 500,000,000	$ 900,000,000
Goodwill	23,357,000,000	21,988,000,000	22,472,000,000
Equity Method Investment [Member]
Schedule of Equity Method Investments [Line Items]
Goodwill	1,000,000,000	1,100,000,000
Affordable Housing Projects [Member]
Schedule of Equity Method Investments [Line Items]
Equity method investee	$ 1,100,000,000	$ 1,200,000,000

Investments In Unconsolidated Businesses (Schedule Of Investments In Unconsolidated Businesses) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Vodafone Omnitel [Member]
Schedule of Equity Method Investments [Line Items]
Ownership	23.10%
Equity method investee	$ 2,083	$ 2,002
Other [Member]
Schedule of Equity Method Investments [Line Items]
Equity method investee	1,320	1,471
Total Investments In Unconsolidated Businesses [Member]
Schedule of Equity Method Investments [Line Items]
Equity method investee	3,448	3,497
Total Equity Investees [Member]
Schedule of Equity Method Investments [Line Items]
Equity method investee	3,403	3,473
Cost Investees [Member]
Schedule of Equity Method Investments [Line Items]
Cost method investee	$ 45	$ 24

Investments In Unconsolidated Businesses (Schedule Of Summarized Financial Information For Equity Investees, Balance Sheet) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Investments In Unconsolidated Business [Abstract]
Current Assets	$ 3,720	$ 3,620
Noncurrent Assets	8,469	7,568
Total Assets	12,189	11,188
Current liabilities	6,123	5,509
Noncurrent liabilities	8	8
Equity	6,058	5,671
Total liabilities and equity	$ 12,189	$ 11,188

Investments In Unconsolidated Businesses (Schedule Of Summarized Financial Information For Equity Investees, Income Statement) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Investments In Unconsolidated Business [Abstract]
Net revenue	$ 12,668	$ 12,356	$ 12,903
Operating income	4,021	4,156	4,313
Net income	$ 2,451	$ 2,563	$ 2,717

Noncontrolling Interest (Narrative) (Details) (USD $) In Billions, unless otherwise specified	1 Months Ended
	Jan. 31, 2012	Dec. 31, 2011
Noncontrolling Interest [Line Items]
Controlling interest percentage		55.00%
Noncontrolling interest percentage		45.00%
Distribution to partners	$ 10
Payable to Vodafone [Member]
Noncontrolling Interest [Line Items]
Distribution to partners	$ 4.5

Noncontrolling Interest (Noncontrolling Interest In Equity Subsidiaries) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Noncontrolling Interest [Abstract]
Verizon Wireless	$ 49,165	$ 47,557
Wireless partnerships	773	786
Total noncontrolling interest	$ 49,938	$ 48,343

Leasing Arrangements (Narrative) (Details) (USD $) In Billions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 years	Dec. 31, 2010	Dec. 31, 2009
Leasing Arrangements [Abstract]
Number of years remaining on current lease agreements high end of range	39
Accumulated deferred taxes arising from leveraged leases	$ 1.6	$ 2
Rent expense under operating leases	$ 2.5	$ 2.5	$ 2.5

Leasing Arrangements (Finance Lease Receivables Included In Prepaid Expenses And Other And Other Assets) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Leasing Arrangements [Abstract]
Minimum lease payments receivable, Leveraged Leases	$ 1,610	$ 2,360
Estimated residual value, Leveraged Leases	1,202	1,305
Unearned income, Leveraged Leases	(874)	(1,140)
Total, Leverage Leases	1,938	2,525
Minimum lease payments receivable, Direct Finance Leases	119	155
Estimated residual value, Direct Finance Leases	9	7
Unearned income, Direct Finance Leases	(19)	(20)
Total, Direct Finance Leases	109	142
Finance lease receivables, total minimum lease payments receivable	1,729	2,515
Estimated residual value, Total	1,211	1,312
Unearned income, Total	(893)	(1,160)
Total investment in leases	2,047	2,667
Allowance for doubtful accounts	(137)	(152)
Finance lease receivables, net	1,910	2,515
Prepaid expenses and other	46	59
Other assets	$ 1,864	$ 2,456

Leasing Arrangements (Components Of Income From Leveraged Leases) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Leasing Arrangements [Abstract]
Pretax lease income	$ 61	$ 74	$ 83
Income tax expense	$ 24	$ 32	$ 34

Leasing Arrangements (Schedule Of Future Minimum Lease Payments Received From Capital Leases) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Leasing Arrangements [Abstract]
Future capital lease payments receivable within one year of the balance sheet date on nonoperating leases	$ 130
Future capital lease payments receivable within the second year from the balance sheet date on nonooperating leases	115
Future capital lease payments receivable within the third year from the balance sheet date on nonooperating leases	94
Future capital lease payments receivable within the fourth year from the balance sheet date on nonooperating leases	67
Future capital lease payments receivable within the fifth year from the balance sheet date on nonooperating leases	148
Future capital lease payments receivable after the fifth year from the balance sheet date on nonooperating leases	1,175
Future capital lease payments receivable on nonoperating leases	1,729	2,515
Future operating lease payments receivable within one year of the balance sheet date	171
Future operating lease payments receivable within the second year from the balance sheet date	157
Future operating lease payments receivable within the third year from the balance sheet date	140
Future operating lease payments receivable within the fourth year from the balance sheet date	119
Future operating lease payments receivable within the fifth year from the balance sheet date	95
Future operating lease payments receivable after the fifth year from the balance sheet date	102
Future operating lease payments receivable	$ 784

Leasing Arrangements (Amortization of Capital Leases) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Leasing Arrangements [Abstract]
Capital leases	$ 362	$ 321
Less accumulated amortization	132	130
Total	$ 230	$ 191

Leasing Arrangements (Schedule Of Aggregate Minimum Rental Commitments Under Noncancelable Leases) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011
Leasing Arrangements [Abstract]
Contractually required capital lease payments, due within one year of the balance sheet date	$ 92
Contractually required capital lease payments, due within the second year from the balance sheet date	88
Contractually required capital lease payments, due within the third year from the balance sheet date	66
Contractually required capital lease payments, due within the fourth year from the balance sheet date	53
Contractually required capital lease payments, due within the fifth year from the balance sheet date	47
Contractually required capital lease payments, due after the fifth year from the balance sheet date	130
Contractually required capital lease payments	476
Less interest and executory costs	124
Present value of minimum lease payments	352
Less current installments	66
Long-term obligation at December 31, 2011	286
Contractually required operating lease payments, due within one year of the balance sheet date	2,004
Contractually required operating lease payments, due within the second year from the balance sheet date	1,779
Contractually required operating lease payments, due within the third year from the balance sheet date	1,558
Contractually required operating lease payments, due within the fourth year from the balance sheet date	1,298
Contractually required operating lease payments, due within the fifth year from the balance sheet date	1,004
Contractually required operating lease payments, due after the fifth year from the balance sheet date	4,746
Contractually required operating lease payments	$ 12,389

Debt (Narrative) (Details)	1 Months Ended		12 Months Ended				1 Months Ended				12 Months Ended					1 Months Ended							12 Months Ended	1 Months Ended							12 Months Ended								12 Months Ended
	Nov. 30, 2011 USD ($)	Jul. 31, 2010 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2009 USD ($)	Dec. 31, 2011 Verizon $6.2 Billion Three-Year Credit Facility [Member] USD ($)	Nov. 30, 2011 Notes Due 2014 [Member] USD ($)	Nov. 30, 2011 Notes Due 2016 [Member] USD ($)	Nov. 30, 2011 Notes Due 2021 [Member] USD ($)	Nov. 30, 2011 Notes Due 2041 [Member] USD ($)	Dec. 31, 2011 1.95% Notes [Member] USD ($)	Dec. 31, 2011 3.00% Notes [Member] USD ($)	Dec. 31, 2011 4.60% Notes [Member] USD ($)	Dec. 31, 2011 6.00% Notes [Member] USD ($)	Dec. 31, 2011 Verizon Communications Notes [Member] USD ($)	Nov. 30, 2011 Verizon Communication Notes Due September 2012 [Member] USD ($)	Nov. 30, 2011 Verizon Communication Notes Due June 2012 [Member] USD ($)	Jul. 31, 2011 7.25% Verizon Communication Notes [Member] USD ($)	Jul. 31, 2010 7.25% Verizon Communication Notes [Member]	Feb. 29, 2012 Verizon Wireless Notes [Member] USD ($)	Dec. 31, 2011 Verizon Wireless Notes [Member] EUR (€)	May 31, 2011 Verizon Wireless Notes [Member] USD ($)	Dec. 31, 2011 Three-Month LIBOR Plus 0.61% [Member] USD ($)	Apr. 30, 2011 Verizon Pennsylvania 5.65% Debentures [Member] USD ($)	Apr. 30, 2011 Verizon New England 6.50% Debentures [Member] USD ($)	Nov. 30, 2011 Verizon Florida Inc. Debentures Due January 15, 2012 [Member] USD ($)	Nov. 30, 2011 Verizon Maryland Inc. Debentures Due March 1, 2012 [Member] USD ($)	Nov. 30, 2011 Verizon New York Inc. Debentures Due April 1, 2012 [Member] USD ($)	Jan. 31, 2012 Verizon New Jersey Inc. Debentures [Member] USD ($)	Nov. 30, 2011 Verizon New Jersey Inc. Debentures [Member]	Dec. 31, 2010 Floating Rate Notes [Member] USD ($)	Dec. 31, 2010 Three-Year Term Loan Facility [Member] USD ($)	Dec. 31, 2010 6.125% Verizon New York Inc. Debentures [Member] USD ($)	Dec. 31, 2010 6.375% Verizon North Inc. Debentures [Member] USD ($)	Dec. 31, 2010 8.625% Verizon New York Inc. Debentures [Member] USD ($)	Dec. 31, 2010 6.3% Verizon Northwest Inc. Debentures [Member] USD ($)	Dec. 31, 2011 Guarantee Of Indebtedness Of Certain Telephone Subsidiaries [Member] USD ($)	Dec. 31, 2011 Guarantee Of Indebtedness Of Others [Member] USD ($)	Dec. 31, 2011 Euro Denominated Debt [Member] USD ($)	Dec. 31, 2011 Euro Denominated Debt [Member] EUR (€)
Debt Instrument [Line Items]
Weighted average interest rate of commercial paper			0.40%
Amount of borrowing capacity on three-year credit facility						$ 6,200,000,000																										$ 4,400,000,000
Amount of unused borrowing capacity on three-year credit facility						6,100,000,000
Line of Credit Facility, maturity date						October 15, 2014
Aggregate principal amount	4,600,000,000		6,250,000,000				800,000,000	1,300,000,000	1,900,000,000	800,000,000	1,500,000,000	1,250,000,000	1,500,000,000	1,000,000,000									1,000,000,000
Cash proceeds from debt	4,550,000,000		6,190,000,000
Debt instrument maturity date							2014	2016	2021	2041	2014	2016	2021	2041		September 2012	June 2012		December 2010				2014	November 15, 2011	September 15, 2011	January 2013	March 2012	April 2012			June 2011	September 2011
Stated interest rate on debt instrument							1.25%	2.00%	3.50%	4.75%	1.95%	3.00%	4.60%	6.00%	5.35%	7.38%	6.88%		7.25%	5.25%	7.63%		0.61%	5.65%	6.50%	6.13%	6.13%	6.88%	5.88%	6.88%			6.13%	6.38%	8.63%	6.30%			7.63%	7.63%
Debt instrument, description of variable rate basis																							LIBOR plus 0.61%
Amount of notes repaid															500,000,000	1,000,000,000	600,000,000									400,000,000	500,000,000	1,000,000,000	1,000,000,000		1,000,000,000	4,000,000,000	300,000,000	200,000,000	200,000,000	200,000,000
Redemption price of notes percentage																105.20%	103.50%		102.70%					102.90%	102.30%	106.30%	101.50%	102.20%			100.00%
Notional amount of interest rate fair value hedge derivatives																1,000,000,000
Borrowings under the credit facility			300,000,000
Portion of aggregate value received in connection with merger as special cash payments (rounded)		3,100,000,000
Repayment of notes																		2,000,000,000		800,000,000	700,000,000	4,000,000,000		1,000,000,000	1,000,000,000
Repayments of debt			11,805,000,000	8,136,000,000	19,260,000,000																																		900,000,000	700,000,000
Amount of vendor financing facility repaid				200,000,000
Debt redemption costs	100,000,000
Principal amount outstanding in connection with the guarantee of debt obligations			$ 55,152,000,000	$ 52,794,000,000																																	$ 6,400,000,000	$ 1,700,000,000

Debt (Combined Schedule Of Current And Noncurrent Debt And Capital Lease Obligations) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2009	Dec. 31, 2010
Debt Instrument [Line Items]
Debt maturing within one year, beginning	$ 7,542
Long-term debt and capital lease obligations - beginning balance	45,252
Total, beginning balance	52,794
Proceeds from long-term borrowings	11,060	12,040
Repayments of long-term borrowings and capital lease obligations paid during the period	(11,805)
Increase in short-term obligations, excluding current maturities	1,928
Reclassifications of long-term debt	2,915		7,542
Debt acquired	748
Other	427
Debt maturing within one year, ending	4,849
Long-term debt, ending	50,303
Total, ending balance	55,152
Debt Maturing Within One Year [Member]
Debt Instrument [Line Items]
Debt maturing within one year, beginning	7,542
Repayments of long-term borrowings and capital lease obligations paid during the period	(11,805)
Increase in short-term obligations, excluding current maturities	1,928
Reclassifications of long-term debt	6,100
Debt acquired	748
Other	336
Debt maturing within one year, ending	4,849
Long-Term Debt [Member]
Debt Instrument [Line Items]
Long-term debt and capital lease obligations - beginning balance	45,252
Proceeds from long-term borrowings	11,060
Reclassifications of long-term debt	(6,100)
Other	91
Long-term debt, ending	$ 50,303

Debt (Debt Maturing Within One Year) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Debt Instrument [Line Items]
Long-term debt maturing within one year	$ 2,915	$ 7,542
Commercial paper	1,934
Total debt maturing within one year	2,915
Excluding Commercial Paper [Member]
Debt Instrument [Line Items]
Long-term debt maturing within one year	2,915	7,542
Including Commercial Paper [Member]
Debt Instrument [Line Items]
Total debt maturing within one year	$ 4,849	$ 7,542

Debt (Long-Term Debt Table) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Debt Instrument [Line Items]
Capital lease obligations (average rates of 6.3% and 6.8%, respectively)	$ 352	$ 332
Unamortized discount, net of premium	(271)	(224)
Total long-term debt, including current maturities	53,218	52,794
Long-term debt maturing within one year	2,915	7,542
Total long-term debt	50,303	45,252
1.25% - 3.50% Notes Payable And Other [Member] | Verizon Communications [Member]
Debt Instrument [Line Items]
Notes payable and other	6,900
Interest rate range, minimum	1.25%
Interest rate range, maximum	3.50%
Maturity date range, start	2013
Maturity date range, end	2021
4.35% - 5.50% Notes Payable And Other [Member] | Verizon Communications [Member]
Debt Instrument [Line Items]
Notes payable and other	7,832	6,062
Interest rate range, minimum	4.35%
Interest rate range, maximum	5.50%
Maturity date range, start	2013
Maturity date range, end	2041
5.55% - 6.90% Notes Payable And Other [Member] | Verizon Communications [Member]
Debt Instrument [Line Items]
Notes payable and other	11,043	10,441
Interest rate range, minimum	5.55%
Interest rate range, maximum	6.90%
Maturity date range, start	2016
Maturity date range, end	2041
7.35% - 8.95% Notes Payable And Other [Member] | Verizon Communications [Member]
Debt Instrument [Line Items]
Notes payable and other	6,642	7,677
Interest rate range, minimum	7.35%
Interest rate range, maximum	8.95%
Maturity date range, start	2018
Maturity date range, end	2039
Floating Notes Payable And Other [Member] | Verizon Communications [Member]
Debt Instrument [Line Items]
Notes payable and other	1,000
Debt instrument maturity date	2014
Floating Notes Payable And Other [Member] | Verizon Wireless [Member]
Debt Instrument [Line Items]
Notes payable and other		1,250
5.25% - 5.55% Notes Payable And Other [Member] | Verizon Wireless [Member]
Debt Instrument [Line Items]
Notes payable and other	4,250	7,000
Interest rate range, minimum	5.25%
Interest rate range, maximum	5.55%
Maturity date range, start	2012
Maturity date range, end	2014
7.38% - 8.88% Notes Payable And Other [Member] | Verizon Wireless [Member]
Debt Instrument [Line Items]
Notes payable and other	5,081	5,975
Interest rate range, minimum	7.38%
Interest rate range, maximum	8.88%
Maturity date range, start	2013
Maturity date range, end	2018
6.50% - 7.88% Assumed Notes [Member] | Verizon Wireless [Member]
Debt Instrument [Line Items]
Notes payable and other	2,315	2,315
Interest rate range, minimum	6.50%
Interest rate range, maximum	7.88%
Maturity date range, start	2012
Maturity date range, end	2032
4.63% - 7.00% Debentures [Member] | Telephone Subsidiaries [Member]
Debt Instrument [Line Items]
Notes payable and other	4,045	7,937
Interest rate range, minimum	4.63%
Interest rate range, maximum	7.00%
Maturity date range, start	2012
Maturity date range, end	2033
7.15% - 7.88% Debentures [Member] | Telephone Subsidiaries [Member]
Debt Instrument [Line Items]
Notes payable and other	1,449	1,449
Interest rate range, minimum	7.15%
Interest rate range, maximum	7.88%
Maturity date range, start	2012
Maturity date range, end	2032
8.00% - 8.75% Debentures [Member] | Telephone Subsidiaries [Member]
Debt Instrument [Line Items]
Notes payable and other	880	880
Interest rate range, minimum	8.00%
Interest rate range, maximum	8.75%
Maturity date range, start	2019
Maturity date range, end	2031
6.84% - 8.75% Debentures And Other [Member] | Other Subsidiaries [Member]
Debt Instrument [Line Items]
Notes payable and other	$ 1,700	$ 1,700
Interest rate range, minimum	6.84%
Interest rate range, maximum	8.75%
Maturity date range, start	2018
Maturity date range, end	2028
Average Rates For Capital Lease Obligations [Member]
Debt Instrument [Line Items]
Capital Lease Weighted Average Interest Rate	6.30%	6.80%

Debt (Maturities Of Long-Term Debt) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011
Debt [Abstract]
2012	$ 2,915
2013	5,637
2014	6,800
2015	1,186
2016	4,141
Thereafter	$ 32,539

Fair Value Measurements And Financial Instruments (Narrative) (Details)	12 Months Ended				3 Months Ended	12 Months Ended							12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2009 USD ($)	Mar. 31, 2009 Shares Subject To Prepaid Forward Agreement [Member]	Mar. 31, 2009 Forward Contracts [Member] USD ($)	Dec. 31, 2011 Euro Denominated Debt [Member] USD ($)	Dec. 31, 2011 Euro Denominated Debt [Member] EUR (€)	Mar. 31, 2010 Shares Subject To Delivery To Terminate Prepaid Forward Agreement [Member] Forward Contracts [Member]	Dec. 31, 2009 Shares Subject To Delivery To Terminate Prepaid Forward Agreement [Member] Forward Contracts [Member]	Dec. 31, 2010 Forward Interest Rate Swaps [Member] USD ($)	Dec. 31, 2011 Interest Rate Swap [Member] USD ($)	Dec. 31, 2010 Interest Rate Swap [Member] USD ($)	Dec. 31, 2011 Cross Currency Swap [Member] USD ($)	Dec. 31, 2010 Cross Currency Swap [Member] USD ($)
Derivatives, Fair Value [Line Items]
Interest rate fair value hedge liability at fair value										$ 100,000,000	$ 600,000,000	$ 300,000,000
Notional amount of interest rate fair value hedge derivatives										1,400,000,000	7,000,000,000
Proceeds from other debt													2,400,000,000
Repayments of debt	11,805,000,000	8,136,000,000	19,260,000,000			900,000,000	700,000,000
Stated interest rate on debt instrument						7.63%	7.63%
Fair value of cross currency swaps designated as cash flow hedges	100,000,000	100,000,000
Other comprehensive income, unrealized gain (loss) on derivatives arising during period, before tax														(200,000,000)
Number of common stock shares, in millions, subject to delivery in connection with termination of prepaid forward agreement	2,967,610,119	2,967,610,119		14,000,000				9,000,000	5,000,000
Cost of Verizon shares for which prepaid forward agreements were negotiated					$ 400,000,000

Fair Value Measurements And Financial Instruments (Schedule Of Assets Measured At Fair Value On A Recurring Basis) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value of investments measured on a recurring basis	$ 2,278
Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value of investments measured on a recurring basis	481	[1]
Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value of investments measured on a recurring basis	1,797	[2]
Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value of investments measured on a recurring basis		[3]
Equity Securities [Member] | Short-Term Investments [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value of investments measured on a recurring basis	259
Equity Securities [Member] | Level 1 [Member] | Short-Term Investments [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value of investments measured on a recurring basis	259	[1]
Equity Securities [Member] | Level 3 [Member] | Short-Term Investments [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value of investments measured on a recurring basis		[3]
Fixed Income Securities [Member] | Short-Term Investments [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value of investments measured on a recurring basis	333
Fixed Income Securities [Member] | Other Assets [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value of investments measured on a recurring basis	983
Fixed Income Securities [Member] | Level 1 [Member] | Short-Term Investments [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value of investments measured on a recurring basis	2	[1]
Fixed Income Securities [Member] | Level 1 [Member] | Other Assets [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value of investments measured on a recurring basis	220	[1]
Fixed Income Securities [Member] | Level 2 [Member] | Short-Term Investments [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value of investments measured on a recurring basis	331	[2]
Fixed Income Securities [Member] | Level 2 [Member] | Other Assets [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value of investments measured on a recurring basis	763	[2]
Fixed Income Securities [Member] | Level 3 [Member] | Short-Term Investments [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value of investments measured on a recurring basis		[3]
Fixed Income Securities [Member] | Level 3 [Member] | Other Assets [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value of investments measured on a recurring basis		[3]
Forward Contracts [Member] | Other Current Assets [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value of investments measured on a recurring basis	1
Forward Contracts [Member] | Level 2 [Member] | Other Current Assets [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value of investments measured on a recurring basis	1	[2]
Forward Contracts [Member] | Level 3 [Member] | Other Current Assets [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value of investments measured on a recurring basis		[3]
Interest Rate Swap [Member] | Other Assets [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value of investments measured on a recurring basis	625
Interest Rate Swap [Member] | Level 2 [Member] | Other Assets [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value of investments measured on a recurring basis	625	[2]
Interest Rate Swap [Member] | Level 3 [Member] | Other Assets [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value of investments measured on a recurring basis		[3]
Cross Currency Swap [Member] | Other Assets [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value of investments measured on a recurring basis	77
Cross Currency Swap [Member] | Level 2 [Member] | Other Assets [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value of investments measured on a recurring basis	77	[2]
Cross Currency Swap [Member] | Level 3 [Member] | Other Assets [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value of investments measured on a recurring basis		[3]

[1]	quoted prices in active markets for identical assets or liabilities
[2]	observable inputs other than quoted prices in active markets for identical assets and liabilities
[3]	no observable pricing inputs in the market

Fair Value Measurements And Financial Instruments (Schedule Of Fair Value Of Short-Term And Long-Term Debt, Excluding Capital Leases) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Short- and long-term debt, excluding capital leases	$ 55,152	$ 52,794
Carrying Amount, Fair Value Disclosure [Member] | Excluding Capital Leases [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Short- and long-term debt, excluding capital leases	54,800	52,462
Fair Value, Fair Value Disclosure [Member] | Excluding Capital Leases [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Short- and long-term debt, excluding capital leases	$ 64,485	$ 59,020

Stock-Based Compensation (Narrative) (Details) (USD $) In Billions, except Share data in Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Maximum number of shares available for awards under the Long-Term Incentive Plan	119.6
Period of stock option life following date of grant, in years	10
Percentage of fair market value of Verizon common stock on the grant date	100.00%
Vesting period of stock options, in years	three
Share-based compensation	$ 0.5	$ 0.5	$ 0.5
Total intrinsic value of stock options outstanding	0.1
Cash received from the exercise of stock options	0.2
Restricted Stock Units And Performance Stock Units [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Unrecognized compensation expense related to the unvested portion of Verizon's RSUs and PSUs	0.4
Weighted-average period of unrecognized compensation expense related to the unvested portion of Verizon's RSUs and PSUs (in years)	2
Payments made to settle compensation classified as liability awards	0.7	0.7	0.9
Restricted Stock Units [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Weighted-average grant date fair value per unit	$ 36.38	$ 28.63
Value Appreciation Rights [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Period of stock option life following date of grant, in years	10
Payments made to settle compensation classified as liability awards	$ 0.1	$ 0.1	$ 0.2

Stock-Based Compensation (Schedule Of Restricted And Performance Stock Unit Activity) (Details) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Restricted Stock Units [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Outstanding, beginning of year	20,923	19,443	21,820
Granted	6,667	8,422	7,101
Payments	(7,600)	(6,788)	(9,357)
Cancelled/Forfeited	(154)	(154)	(121)
Outstanding, ending of year	19,836	20,923	19,443
Performance Stock Units [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Outstanding, beginning of year	32,380	29,895	33,214
Granted	10,348	17,311	14,079
Payments	(12,137)	(14,364)	(17,141)
Cancelled/Forfeited	(2,977)	(462)	(257)
Outstanding, ending of year	27,614	32,380	29,895

Stock-Based Compensation (Schedule Of Assumption Used In Black-Scholes Model) (Details)	12 Months Ended
Dec. 31, 2011 years
Stock-Based Compensation [Abstract]
Risk-free rate, minimum	0.05%
Risk-free rate, maximum	0.57%
Expected term (in years), minimum	0.02
Expected term (in years), maximum	1.5
Expected volatility, minimum	29.47%
Expected volatility, maximum	48.30%

Stock-Based Compensation (Schedule Of Value Appreciation Rights Activity) (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Value Appreciation Rights [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Outstanding, beginning of year	11,569	16,591	28,244
Exercised	(3,303)	(4,947)	(11,442)
Cancelled/Forfeited	(52)	(75)	(211)
Outstanding, ending of year	8,214	11,569	16,591
Weighted-Average Grant-Date Fair Value [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Outstanding, beginning of year	13.11	16.54	16.54
Exercised	14.87	24.47	16.53
Cancelled/Forfeited	14.74	22.72	17.63
Outstanding, ending of year	12.39	13.11	16.54

Stock-Based Compensation (Schedule Of Stock Option Activity) (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Outstanding, beginning of year	56,844	107,765	140,158
Exercised	(7,104)	(372)	(2)
Cancelled/Forfeited	(21,921)	(50,549)	(32,391)
Outstanding, ending of year	27,819	56,844	107,765
Weighted-Average Exercise Price Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Outstanding, beginning of year	44.25	44.52	45.86
Exercised	35	34.51	25.32
Cancelled/Forfeited	51.06	44.9	50.31
Outstanding, ending of year	41.24	44.25	44.52

Stock-Based Compensation (Schedule Of Stock Option Outstanding) (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Stock Options	27,819
Weighted-Average Remaining Life (years)	0.7
Weighted-Average Exercise Price	$ 41.24
Exercise Price Range 20.00-29.99 [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Range of Exercise Prices, low	$ 20
Range of Exercise Prices, high	$ 29.99
Stock Options	24
Weighted-Average Remaining Life (years)	0.7
Weighted-Average Exercise Price	$ 27.66
Exercise Price Range 30.00-39.99 [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Range of Exercise Prices, low	$ 30
Range of Exercise Prices, high	$ 39.99
Stock Options	10,791
Weighted-Average Remaining Life (years)	1.6
Weighted-Average Exercise Price	$ 35.02
Exercise Price Range 40.00-49.99 [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Range of Exercise Prices, low	$ 40
Range of Exercise Prices, high	$ 49.99
Stock Options	17,004
Weighted-Average Remaining Life (years)	0.1
Weighted-Average Exercise Price	$ 45.21

Employee Benefits (Narrative) (Details) (USD $) Share data in Millions, unless otherwise specified	6 Months Ended	12 Months Ended			3 Months Ended	12 Months Ended				12 Months Ended
	Dec. 31, 2009	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Mar. 31, 2010 Health Care Act [Member]	Dec. 31, 2011 Return Seeking Assets [Member]	Dec. 31, 2011 Liability Hedging Assets [Member]	Dec. 31, 2011 Qualified Pension Plans [Member]	Jan. 31, 2012 Qualified Pension Plan Contributions [Member]	Dec. 31, 2011 Nonqualified Pension Plans [Member]	Dec. 31, 2011 Other Postretirement Benefit Plans [Member]	Dec. 31, 2010 Voluntary Separation [Member]	Dec. 31, 2009 Involuntary Separation [Member]	Dec. 31, 2011 Charges Primarily Driven By Decrease In Discount Rate Assumption [Member]	Dec. 31, 2011 Charges Due To Difference Between Estimated Return On Assets And Actual Return On Assets [Member]	Dec. 31, 2012 Forecast [Member] Expected Additional Qualified Pension Plan Contributions [Member]	Dec. 31, 2012 Forecast [Member] Nonqualified Pension Plans [Member]	Dec. 31, 2012 Forecast [Member] Other Postretirement Benefit Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Health Care Act one time tax					$ 1,000,000,000
Accumulated benefit obligation for all defined benefit pension plans		30,300,000,000	28,500,000,000
Defined benefit plan, period used to determine overall expected long term rate of return on assets assumption (in years)		10
Target allocation percentage of assets						70.00%	30.00%
Defined benefit plan contributions by employer								400,000,000		100,000,000	1,400,000,000
Defined benefit plan contributions by employer in next fiscal year									100,000,000							1,200,000,000	200,000,000	1,500,000,000
Number of unallocated shares of common stock in ESOP		1
Number of allocated shares of common stock in ESOP		65
Total savings plan cost		700,000,000	700,000,000	700,000,000
Severance, pension and benefit charges		5,954,000,000	3,054,000,000	1,440,000,000									900,000,000	5,000,000,000	900,000,000
Discount rate		5.00%	5.75%
Expected return on plan assets		8.00%
Actual return on assets														5.00%
Remeasurement gain (loss)			(600,000,000)	1,400,000,000
Number of employees included in planned workforce reductions	4,200	2,500		17,600								11,900
Severance costs			1,200,000,000
Pension and postretirement curtailment losses and special termination benefits	$ 1,900,000,000		$ 1,300,000,000	$ 1,900,000,000

Employee Benefits (Change In Benefit Obligations, Change In Plan Assets, Funded Status, Amounts Recognized On The Balance Sheet, And Amounts Recognized In Accumulated Other Comprehensive Loss (Pretax)) (Details) (USD $)
In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Defined Benefit Plan Disclosure [Line Items]
Noncurrent liabilities	$ (32,957)	$ (28,164)
Pension [Member]
Defined Benefit Plan Disclosure [Line Items]
Beginning of year	29,217	31,818
Service cost	307	353	384
Interest cost	1,590	1,797	1,924
Plan amendments	(485)	(212)
Actuarial loss, net	3,360	748
Benefits paid	(2,564)	(1,996)
Termination benefits		687
Curtailment loss, net		61
Acquisitions and divestitures, net		(581)
Settlements paid	(843)	(3,458)
End of year	30,582	29,217	31,818
Beginning of year	25,814	28,592
Actual return on plan assets	1,191	3,089
Company contributions	512	138
Acquisitions and divestitures, net		(551)
End of year	24,110	25,814	28,592
End of year	(6,472)	(3,403)
Noncurrent assets	289	398
Current liabilities	(195)	(146)
Noncurrent liabilities	(6,566)	(3,655)
Total	(6,472)	(3,403)
Prior service cost	(3)	554
Total	(3)	554
Health Care And Life [Member]
Defined Benefit Plan Disclosure [Line Items]
Beginning of year	25,718	27,337
Service cost	299	305	311
Interest cost	1,421	1,639	1,766
Plan amendments		(2,580)
Actuarial loss, net	1,687	826
Benefits paid	(1,756)	(1,675)
Curtailment loss, net		132
Acquisitions and divestitures, net		(266)
End of year	27,369	25,718	27,337
Beginning of year	2,945	3,091
Actual return on plan assets	63	319
Company contributions	1,376	1,210
End of year	2,628	2,945	3,091
End of year	(24,741)	(22,773)
Current liabilities	(735)	(581)
Noncurrent liabilities	(24,006)	(22,192)
Total	(24,741)	(22,773)
Prior service cost	(510)	(567)
Total	$ (510)	$ (567)

Employee Benefits (Information For Pension Plans With An Accumulated Benefit Obligation In Excess Of Plan Assets) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Employee Benefits [Abstract]
Projected benefit obligation	$ 29,643	$ 28,329
Accumulated benefit obligation	29,436	27,752
Fair value of plan assets	$ 22,916	$ 24,529

Employee Benefits (Benefit Or Income Cost Related To Pension And Postretirement Health Care And Life Insurance) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Defined Benefit Plan Disclosure [Line Items]
Remeasurement (gain) loss, net		$ 600	$ (1,400)
Pension [Member]
Defined Benefit Plan Disclosure [Line Items]
Service cost	307	353	384
Amortization of prior service cost (credit)	72	109	112
Subtotal	379	462	496
Expected return on plan assets	(1,976)	(2,176)	(2,216)
Interest cost	1,590	1,797	1,924
Subtotal	(7)	83	204
Remeasurement (gain) loss, net	4,146	(166)	(515)
Net periodic benefit (income) cost	4,139	(83)	(311)
Curtailment and termination benefits		860	1,371
Total	4,139	777	1,060
Health Care And Life [Member]
Defined Benefit Plan Disclosure [Line Items]
Service cost	299	305	311
Amortization of prior service cost (credit)	(57)	375	401
Subtotal	242	680	712
Expected return on plan assets	(163)	(252)	(205)
Interest cost	1,421	1,639	1,766
Subtotal	1,500	2,067	2,273
Remeasurement (gain) loss, net	1,787	758	(901)
Net periodic benefit (income) cost	3,287	2,825	1,372
Curtailment and termination benefits		386	532
Total	$ 3,287	$ 3,211	$ 1,904

Employee Benefits (Other Pretax Changes In Plan Assets And Benefit Obligations Recognized In Other Comprehensive (Income) Loss) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Pension [Member]
Defined Benefit Plan Disclosure [Line Items]
Prior service cost	$ (485)	$ (336)
Reversal of amortization items, Prior service cost	(72)	(109)
Total recognized in other comprehensive (income) loss (pretax)	(557)	(445)
Health Care And Life [Member]
Defined Benefit Plan Disclosure [Line Items]
Prior service cost		(2,859)
Reversal of amortization items, Prior service cost	57	(375)
Total recognized in other comprehensive (income) loss (pretax)	$ 57	$ (3,234)

Employee Benefits (Weighted-Average Assumptions Used In Determining Benefit Obligations) (Details)	Dec. 31, 2011	Dec. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Discount rate	5.00%	5.75%
Pension [Member]
Defined Benefit Plan Disclosure [Line Items]
Discount rate	5.00%	5.75%
Rate of compensation increases	3.00%	3.00%
Health Care And Life [Member]
Defined Benefit Plan Disclosure [Line Items]
Discount rate	5.00%	5.75%

Employee Benefits (Weighted-Average Assumptions Used In Determining Net Periodic Cost) (Details)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Defined Benefit Plan Disclosure [Line Items]
Expected return on plan assets	8.00%
Pension [Member]
Defined Benefit Plan Disclosure [Line Items]
Discount rate	5.75%	6.25%	6.75%
Expected return on plan assets	8.00%	8.50%	8.50%
Rate of compensation increase	3.00%	4.00%	4.00%
Health Care And Life [Member]
Defined Benefit Plan Disclosure [Line Items]
Discount rate	5.75%	6.25%	6.75%
Expected return on plan assets	6.00%	8.25%	8.25%

Employee Benefits (Health Care Cost Trend Rates) (Details)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Employee Benefits [Abstract]
Healthcare cost trend rate assumed for next year	7.50%	7.75%	8.00%
Rate to which cost trend rate gradually declines	5.00%	5.00%	5.00%
Year the rate reaches level it is assumed to remain thereafter	2016	2016	2014

Employee Benefits (Effects Of One Percentage Point Change In Assumed Health Care Cost Trend Rates) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Employee Benefits [Abstract]
Effect on 2011 service and interest cost, Increase	$ 199
Effect on 2011 service and interest cost, Decrease	(163)
Effect on postretirement benefit obligation as of December 31, 2011, Increase	3,422
Effect on postretirement benefit obligation as of December 31, 2011, Decrease	$ (2,768)

Employee Benefits (The Fair Values For The Pension Plans By Asset Category) (Details) (Pension [Member], USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	$ 24,110	$ 25,814	$ 28,592
Cash And Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	1,215	2,175
Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	6,829	10,158
Real Estate [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	2,158	1,769
Fixed Income Securities [Member] | US Treasuries And Agencies [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	1,796	599
Fixed Income Securities [Member] | Corporate Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	2,140	1,615
Fixed Income Securities [Member] | International Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	1,163	910
Fixed Income Securities [Member] | Other Fixed Income Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	359	502
Asset Category Other [Member] | Private Equity [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	6,109	5,889
Asset Category Other [Member] | Hedge Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	2,341	2,197
Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	8,350	11,572
Level 1 [Member] | Cash And Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	1,184	2,126
Level 1 [Member] | Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	5,704	9,052
Level 1 [Member] | Fixed Income Securities [Member] | US Treasuries And Agencies [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	1,239	141
Level 1 [Member] | Fixed Income Securities [Member] | Corporate Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	65	233
Level 1 [Member] | Fixed Income Securities [Member] | International Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	158	20
Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	6,696	5,728
Level 2 [Member] | Cash And Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	31	49
Level 2 [Member] | Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	1,125	1,106
Level 2 [Member] | Fixed Income Securities [Member] | US Treasuries And Agencies [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	557	458
Level 2 [Member] | Fixed Income Securities [Member] | Corporate Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	1,886	1,202
Level 2 [Member] | Fixed Income Securities [Member] | International Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	1,005	890
Level 2 [Member] | Fixed Income Securities [Member] | Other Fixed Income Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	359	502
Level 2 [Member] | Asset Category Other [Member] | Private Equity [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	54	40
Level 2 [Member] | Asset Category Other [Member] | Hedge Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	1,679	1,481
Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	9,064	8,514
Level 3 [Member] | Real Estate [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	2,158	1,769
Level 3 [Member] | Fixed Income Securities [Member] | Corporate Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	189	180
Level 3 [Member] | Asset Category Other [Member] | Private Equity [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	6,055	5,849
Level 3 [Member] | Asset Category Other [Member] | Hedge Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	$ 662	$ 716

Employee Benefits (Reconciliation Of Beginning And Ending Balance Of Pension Plan Assets Measured At Fair Value) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Beginning balance	$ 8,514	$ 7,014
Actual gain (loss) on plan assets	727	496
Purchases and sales	(162)	435
Transfers in and/or out	(15)	569
Ending balance	9,064	8,514
Corporate Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Beginning balance	180	137
Actual gain (loss) on plan assets	(4)	3
Purchases and sales	48	37
Transfers in and/or out	(35)	3
Ending balance	189	180
Real Estate [Member]
Defined Benefit Plan Disclosure [Line Items]
Beginning balance	1,769	1,541
Actual gain (loss) on plan assets	258	(49)
Purchases and sales	43	294
Transfers in and/or out	88	(17)
Ending balance	2,158	1,769
Private Equity [Member]
Defined Benefit Plan Disclosure [Line Items]
Beginning balance	5,849	5,336
Actual gain (loss) on plan assets	477	518
Purchases and sales	(203)	(5)
Transfers in and/or out	(68)
Ending balance	6,055	5,849
Hedge Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Beginning balance	716
Actual gain (loss) on plan assets	(4)	24
Purchases and sales	(50)	109
Transfers in and/or out		583
Ending balance	$ 662	$ 716

Employee Benefits (Fair Values For Other Postretirement Benefit Plans By Asset Category) (Details) (Health Care And Life [Member], USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	$ 2,628	$ 2,945	$ 3,091
Cash And Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	281	394
Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	1,695	1,919
Fixed Income Securities [Member] | US Treasuries And Agencies [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	85	80
Fixed Income Securities [Member] | Corporate Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	119	173
Fixed Income Securities [Member] | International Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	192	125
Fixed Income Securities [Member] | Other Fixed Income Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	210	198
Asset Category Other [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	46	56
Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	1,124	1,336
Level 1 [Member] | Cash And Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	22	21
Level 1 [Member] | Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	951	1,202
Level 1 [Member] | Fixed Income Securities [Member] | US Treasuries And Agencies [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	58	47
Level 1 [Member] | Fixed Income Securities [Member] | Corporate Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	26	58
Level 1 [Member] | Fixed Income Securities [Member] | International Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	67	8
Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	1,504	1,609
Level 2 [Member] | Cash And Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	259	373
Level 2 [Member] | Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	744	717
Level 2 [Member] | Fixed Income Securities [Member] | US Treasuries And Agencies [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	27	33
Level 2 [Member] | Fixed Income Securities [Member] | Corporate Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	93	115
Level 2 [Member] | Fixed Income Securities [Member] | International Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	125	117
Level 2 [Member] | Fixed Income Securities [Member] | Other Fixed Income Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	210	198
Level 2 [Member] | Asset Category Other [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair values for the pension plans by asset category	$ 46	$ 56

Employee Benefits (Expected Benefit Payments To Retirees) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011
Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
2012	$ 2,514
2013	2,308
2014	2,256
2015	2,233
2016	2,208
2017-2021	10,537
Health Care And Life Prior To Medicare Prescription Drug Subsidy [Member]
Defined Benefit Plan Disclosure [Line Items]
2012	1,944
2013	1,805
2014	1,792
2015	1,743
2016	1,702
2017-2021	7,747
Medicare Prescription Drug Subsidy [Member]
Defined Benefit Plan Disclosure [Line Items]
2012	$ 104

Employee Benefits (Schedule Of Recorded Severance Liability) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Employee Benefits [Abstract]
Beginning of Year	$ 1,569	$ 1,638	$ 1,104
Charged to Expense	32	1,217	950
Payments	(474)	(1,307)	(522)
Other	(14)	21	106
End of Year	$ 1,113	$ 1,569	$ 1,638

Taxes (Narrative) (Details) (USD $)	12 Months Ended				3 Months Ended	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Mar. 31, 2010 Medicare Part D [Member]	Dec. 31, 2010 Medicare Part D [Member]	Dec. 31, 2011 Unrecognized Tax Benefits [Member]	Dec. 31, 2010 Unrecognized Tax Benefits [Member]	Dec. 31, 2009 Unrecognized Tax Benefits [Member]
Income Taxes [Line Items]
Effective income tax rate	2.70%	19.40%	14.20%
Health Care Act one time tax, rounded					$ 1,000,000,000	$ 1,000,000,000
Undistributed earnings of our foreign subsidiaries	1,500,000,000
Net tax loss and credit carry forwards (tax effected)	5,100,000,000
Net tax loss and credit carry forwards (tax effected), portion that will expire between 2012 and 2031	4,400,000,000
Operating loss carry forwards amount	700,000,000
Reduction of net tax loss and credit carryforwards reflected as a deferred tax asset	100,000,000	600,000,000
Increase in valuation allowance	1,000,000,000
Unrecognized tax benefits	$ 3,078,000,000	$ 3,242,000,000	$ 3,400,000,000	$ 2,622,000,000			$ 2,200,000,000	$ 2,100,000,000	$ 2,100,000,000

Taxes (Components Of Income Before Provision For Income Taxes ) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Taxes [Abstract]
Domestic	$ 9,724	$ 11,921	$ 12,625
Foreign	759	763	895
Income Before Provision For Income Taxes	$ 10,483	$ 12,684	$ 13,520

Taxes (Components Of Provision For Income Taxes) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Taxes [Abstract]
Federal, current	$ 193	$ (705)	$ (611)
Foreign, current	25	(19)	73
State and Local, current	290	(42)	364
Total, current	508	(766)	(174)
Federal, deferred	276	2,945	1,616
Foreign, deferred	(38)	(24)	(35)
State and Local, deferred	(455)	316	518
Total, deferred income taxes	(217)	3,237	2,099
Investment tax credits	(6)	(4)	(6)
Total income tax provision (benefit)	$ 285	$ 2,467	$ 1,919

Taxes (Schedule For The Principal Reasons For Difference In Effective And Statutory Tax Rates) (Details)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Taxes [Abstract]
Statutory federal income tax rate	35.00%	35.00%	35.00%
State and local income tax rate, net of federal tax benefits	(1.00%)	1.40%	1.50%
Affordable Housing Credit	(1.80%)	(1.30%)	(1.00%)
Employee benefits including ESOP dividend	(1.40%)	(1.20%)	(1.60%)
Medicare Part D subsidy charge		6.90%
Equity in earnings from unconsolidated businesses	(1.90%)	(1.60%)	(1.60%)
Noncontrolling interest	(23.00%)	(19.50%)	(16.00%)
Other, net	(3.20%)	(0.30%)	(2.10%)
Effective income tax rate	2.70%	19.40%	14.20%

Taxes (Schedule Of Cash Taxes Paid) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Taxes [Abstract]
Income taxes paid, net of amounts refunded	$ 762	$ 430	$ 158
Employment taxes paid	1,231	1,296	1,349
Property and other taxes paid	1,883	1,963	2,065
Total taxes paid	$ 3,876	$ 3,689	$ 3,572

Taxes (Schedule Of Deferred Taxes) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Taxes [Abstract]
Employee benefits	$ 13,119	$ 11,499
Tax loss and credit carry forwards	5,170	3,907
Uncollectible accounts receivable	224	248
Other - assets	952	951
Total deferred tax assets, gross	19,465	16,605
Valuation allowances	(2,376)	(3,421)
Deferred tax assets	17,089	13,184
Former MCI intercompany accounts receivable basis difference	1,435	1,489
Depreciation	13,743	11,758
Leasing activity	1,569	1,980
Wireless joint venture including wireless licenses	21,778	19,514
Other - liabilities	1,233	1,152
Deferred tax liabilities	39,758	35,893
Net deferred tax liability	$ 22,669	$ 22,709

Taxes (Reconciliation Of The Beginning And Ending Balance Of Unrecognized Tax Benefits) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Taxes [Abstract]
Balance at January 1	$ 3,242	$ 3,400	$ 2,622
Additions based on tax positions related to the current year	111	231	288
Additions for tax positions of prior years	456	476	1,128
Reductions for tax positions of prior years	(644)	(569)	(477)
Settlements	(56)	(256)	(27)
Lapses of statutes of limitations	(31)	(40)	(134)
Balance at December 31	$ 3,078	$ 3,242	$ 3,400

Taxes (Schedule Of After Tax Benefits Related To Interest And Penalties In Provision For Income Taxes) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Taxes [Abstract]
Income tax examination, penalties and interest expense	$ 60	$ 29	$ 14

Taxes (Schedule Of After Tax Accrual For Payment Of Interest And Penalties In Consolidated Balance Sheet) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Taxes [Abstract]
Income tax examination, penalties and interest accrued	$ 470	$ 527

Segment Information (Narrative) (Details)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Jul. 31, 2010	Jun. 30, 2010	Dec. 31, 2011 Wireline [Member]	Jan. 31, 2009 Alltel Divestiture Markets [Member]	Jun. 30, 2010 Jan. 31 2009 States with Operating Markets Divested as Regulatory Condition [Member] Alltel Divestiture Markets [Member]
Number of operating markets divested as regulatory condition of acquisition					105		105
Number of states in which overlapping properties divested								24
Number of states in which local exchange business and related landline activities were spun off				14
Number of countries outside the United States of America to which our Wireline segment provides products and services						150
Number of customers individually accounting for more than ten percent of total operating revenues	0	0	0

Segment Information (Summary Of Operating Financial Information For Reportable Segments) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Segment reporting information, revenue									$ 110,836	$ 104,634	$ 102,776
Operating revenues	28,436	27,913	27,536	26,990	26,395	26,484	26,773	26,913	110,875	106,565	107,808
Cost of services and sales									45,875	44,149	44,579
Selling, general and administrative expense									35,624	31,366	30,717
Depreciation and amortization expense									16,496	16,405	16,534
Total operating expenses									97,995	91,920	91,830
Operating income	(1,112)	4,647	4,892	4,453	6,411	3,383	410	4,441	12,880	14,645	15,978
Assets	230,461				220,005				230,461	220,005
Property, Plant and Equipment, Net	88,434				87,711				88,434	87,711
Capital expenditures									16,244	16,458	16,872
Verizon Wireless [Member]
Operating revenues									70,154	63,407	60,325
Cost of services and sales									24,086	19,245	19,348
Selling, general and administrative expense									19,579	18,082	17,309
Depreciation and amortization expense									7,962	7,356	7,030
Total operating expenses									51,627	44,683	43,687
Operating income									18,527	18,724	16,638
Assets	147,378				138,863				147,378	138,863	135,162
Property, Plant and Equipment, Net	33,451				32,253				33,451	32,253	30,849
Capital expenditures									8,973	8,438	7,152
Wireline [Member]
Operating revenues									40,682	41,227	42,451
Cost of services and sales									22,158	22,618	22,693
Selling, general and administrative expense									9,107	9,372	9,947
Depreciation and amortization expense									8,458	8,469	8,238
Total operating expenses									39,723	40,459	40,878
Operating income									959	768	1,573
Assets	86,185				83,849				86,185	83,849	91,778
Property, Plant and Equipment, Net	54,149				54,594				54,149	54,594	59,373
Capital expenditures									6,399	7,269	8,892
Total Segments [Member]
Operating revenues									110,836	104,634	102,776
Cost of services and sales									46,244	41,863	42,041
Selling, general and administrative expense									28,686	27,454	27,256
Depreciation and amortization expense									16,420	15,825	15,268
Total operating expenses									91,350	85,142	84,565
Operating income									19,486	19,492	18,211
Assets	233,563				222,712				233,563	222,712	226,940
Property, Plant and Equipment, Net	87,600				86,847				87,600	86,847	90,222
Capital expenditures									15,372	15,707	16,044
External Operating Revenues [Member] | Verizon Wireless [Member] | Revenue Retail Service [Member]
Segment reporting information, revenue									56,601	53,267	50,688
External Operating Revenues [Member] | Verizon Wireless [Member] | Revenue Other Service [Member]
Segment reporting information, revenue									2,497	2,321	1,287
External Operating Revenues [Member] | Verizon Wireless [Member] | Service Revenue [Member]
Segment reporting information, revenue									59,098	55,588	51,975
External Operating Revenues [Member] | Verizon Wireless [Member] | Equipment [Member]
Segment reporting information, revenue									7,446	4,412	4,837
External Operating Revenues [Member] | Verizon Wireless [Member] | Other [Member]
Segment reporting information, revenue									3,517	3,341	3,413
External Operating Revenues [Member] | Wireline [Member] | Mass Markets Consumer Retail [Member]
Segment reporting information, revenue									13,605	13,419	13,205
External Operating Revenues [Member] | Wireline [Member] | Mass Markets Small Business [Member]
Segment reporting information, revenue									2,720	2,828	2,904
External Operating Revenues [Member] | Wireline [Member] | Mass Markets [Member]
Segment reporting information, revenue									16,325	16,247	16,109
External Operating Revenues [Member] | Wireline [Member] | Global Enterprise Strategic Services [Member]
Segment reporting information, revenue									7,607	6,602	6,191
External Operating Revenues [Member] | Wireline [Member] | Global Enterprise Other [Member]
Segment reporting information, revenue									8,014	8,712	9,097
External Operating Revenues [Member] | Wireline [Member] | Global Enterprise [Member]
Segment reporting information, revenue									15,621	15,314	15,288
External Operating Revenues [Member] | Wireline [Member] | Global Wholesale [Member]
Segment reporting information, revenue									6,795	7,526	8,336
External Operating Revenues [Member] | Wireline [Member] | Other [Member]
Segment reporting information, revenue									704	858	1,443
External Operating Revenues [Member] | Total Segments [Member] | Revenue Retail Service [Member]
Segment reporting information, revenue									56,601	53,267	50,688
External Operating Revenues [Member] | Total Segments [Member] | Revenue Other Service [Member]
Segment reporting information, revenue									2,497	2,321	1,287
External Operating Revenues [Member] | Total Segments [Member] | Service Revenue [Member]
Segment reporting information, revenue									59,098	55,588	51,975
External Operating Revenues [Member] | Total Segments [Member] | Equipment [Member]
Segment reporting information, revenue									7,446	4,412	4,837
External Operating Revenues [Member] | Total Segments [Member] | Other [Member]
Segment reporting information, revenue									3,517	3,341	3,413
External Operating Revenues [Member] | Total Segments [Member] | Mass Markets Consumer Retail [Member]
Segment reporting information, revenue									13,605	13,419	13,205
External Operating Revenues [Member] | Total Segments [Member] | Mass Markets Small Business [Member]
Segment reporting information, revenue									2,720	2,828	2,904
External Operating Revenues [Member] | Total Segments [Member] | Mass Markets [Member]
Segment reporting information, revenue									16,325	16,247	16,109
External Operating Revenues [Member] | Total Segments [Member] | Global Enterprise Strategic Services [Member]
Segment reporting information, revenue									7,607	6,602	6,191
External Operating Revenues [Member] | Total Segments [Member] | Global Enterprise Other [Member]
Segment reporting information, revenue									8,014	8,712	9,097
External Operating Revenues [Member] | Total Segments [Member] | Global Enterprise [Member]
Segment reporting information, revenue									15,621	15,314	15,288
External Operating Revenues [Member] | Total Segments [Member] | Global Wholesale [Member]
Segment reporting information, revenue									6,795	7,526	8,336
External Operating Revenues [Member] | Total Segments [Member] | Other [Member]
Segment reporting information, revenue									704	858	1,443
Intersegment Revenues [Member] | Verizon Wireless [Member]
Segment reporting information, revenue									93	66	100
Intersegment Revenues [Member] | Wireline [Member]
Segment reporting information, revenue									1,237	1,282	1,275
Intersegment Revenues [Member] | Total Segments [Member]
Segment reporting information, revenue									$ 1,330	$ 1,348	$ 1,375

Segment Information (Summary Of Reconciliation Of Segment Operating Revenues) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Segment reporting information, revenue									$ 110,836	$ 104,634	$ 102,776
Deferred revenue adjustment										(235)	78
Operating revenues	28,436	27,913	27,536	26,990	26,395	26,484	26,773	26,913	110,875	106,565	107,808
Revenue Generated By Assets Sold [Member]
Operating revenues										2,407	5,297
Corporate And Other [Member]
Segment reporting information, revenue									$ 39	$ (241)	$ (343)

Segment Information (Summary Of Reconciliation Of Segment Operating Income) (Details) (USD $) In Millions, unless otherwise specified	1 Months Ended	3 Months Ended								12 Months Ended
	Apr. 30, 2011	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Operating income		$ (1,112)	$ 4,647	$ 4,892	$ 4,453	$ 6,411	$ 3,383	$ 410	$ 4,441	$ 12,880	$ 14,645	$ 15,978
Severance, pension and benefit charges										(5,954)	(3,054)	(1,440)
Deferred revenue adjustment											(235)	78
Merger integration and acquisition related charges	(13)										(867)	(954)
Access line spin-off related charges											(407)	(453)
Equity in earnings of unconsolidated businesses										444	508	553
Other income and (expense), net										(14)	54	91
Interest expense										(2,827)	(2,523)	(3,102)
Income Before Provision For Income Taxes										10,483	12,684	13,520
Operating Income Generated By Assets Sold [Member]
Operating income											755	1,769
Operating Income (Loss) Generated By Corporate And Other [Member]
Operating income										(652)	(1,039)	(1,233)
Total Segments [Member]
Operating income										$ 19,486	$ 19,492	$ 18,211

Segment Information (Summary Of Reconciliation Of Segment Assets) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Segment Reporting Information [Line Items]
Corporate, eliminations and other	$ (3,102)	$ (2,707)
Total assets	230,461	220,005
Total Segments [Member]
Segment Reporting Information [Line Items]
Total assets	$ 233,563	$ 222,712

Comprehensive Income (Narrative) (Details) (USD $) In Billions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Comprehensive Income [Abstract]
Change in Defined benefit pension and postretirement plans, net of tax	$ 0.3	$ 2.5
Change in Defined benefit pension and postretirement plans, tax portion	$ 0.2	$ 1.2

Comprehensive Income (Schedule Of Components In Accumulated Other Comprehensive Income) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Comprehensive Income [Abstract]
Foreign currency translation adjustments	$ 724	$ 843
Net unrealized gain on cash flow hedges	156	126
Unrealized gain on marketable securities	72	79
Defined benefit pension and postretirement plans	317	1
Accumulated Other Comprehensive Income	$ 1,269	$ 1,049

Additional Financial Information (Income Statement Information) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Additional Financial Information [Abstract]
Depreciation expense	$ 14,991	$ 14,593	$ 14,564
Interest incurred	3,269	3,487	4,029
Interest capitalized	(442)	(964)	(927)
Advertising expense	$ 2,523	$ 2,451	$ 3,020

Additional Financial Information (Balance Sheet Information) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Additional Financial Information [Abstract]
Accounts payable	$ 4,194	$ 3,936
Accrued expenses	3,786	4,110
Accrued vacation, salaries and wages	4,857	5,686
Interest payable	774	813
Taxes payable	1,078	1,157
Total accounts payable and accrued liabilities	14,689	15,702
Advance billings and customer deposits	3,290	3,091
Dividends payable	5,940	1,402
Other	1,993	2,860
Total other current liabilities	$ 11,223	$ 7,353

Additional Financial Information (Cash Flow Information) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Additional Financial Information [Abstract]
Interest, net amounts capitalized	$ 2,629	$ 2,433	$ 2,573

Commitments And Contingencies (Details) (USD $)	12 Months Ended		1 Months Ended	12 Months Ended	1 Months Ended
	Dec. 31, 2011	Dec. 31, 2001	Aug. 31, 2011 ActiveVideo [Member]	Dec. 31, 2011 ActiveVideo [Member]	Aug. 31, 2011 Jury Verdict Increased By Court [Member] ActiveVideo [Member]
Verdict amount			$ 115,000,000		$ 24,000,000
Amount ordered to pay ActiveVideo				11,000,000
Specified period begin month				August 2011
Specified period end month				May 2012
Guarantee obligations, term, number of years		30
Letters of credit	100,000,000
Purchase commitments	51,100,000,000
2012	22,800,000,000
2013 - 2014	24,600,000,000
2015 - 2016	3,100,000,000
Thereafter	600,000,000
Purchases against commitments	$ 13,000,000,000

Quarterly Financial Information (Schedule Of Quarterly Financial Information) (Details) (USD $)	3 Months Ended																12 Months Ended
	Dec. 31, 2011		Sep. 30, 2011		Jun. 30, 2011		Mar. 31, 2011		Dec. 31, 2010		Sep. 30, 2010		Jun. 30, 2010		Mar. 31, 2010		Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Quarterly Financial Information [Abstract]
Operating Revenues	$ 28,436,000,000		$ 27,913,000,000		$ 27,536,000,000		$ 26,990,000,000		$ 26,395,000,000		$ 26,484,000,000		$ 26,773,000,000		$ 26,913,000,000		$ 110,875,000,000	$ 106,565,000,000	$ 107,808,000,000
Operating Income	(1,112,000,000)		4,647,000,000		4,892,000,000		4,453,000,000		6,411,000,000		3,383,000,000		410,000,000		4,441,000,000		12,880,000,000	14,645,000,000	15,978,000,000
Net income attributable to Verizon	(2,023,000,000)	[1]	1,379,000,000	[1]	1,609,000,000	[1]	1,439,000,000	[1]	2,639,000,000	[1]	659,000,000	[1]	(1,192,000,000)	[1]	443,000,000	[1]	2,404,000,000	2,549,000,000	4,894,000,000
Earnings (Loss) Per Share, Basic	$ (0.71)	[1]	$ 0.49	[1]	$ 0.57	[1]	$ 0.51	[1]	$ 0.93	[1]	$ 0.23	[1]	$ (0.42)	[1]	$ 0.16	[1]	$ 0.85	$ 0.9	$ 1.72
Earnings (Loss) Per Share, Diluted	$ (0.71)	[1]	$ 0.49	[1]	$ 0.57	[1]	$ 0.51	[1]	$ 0.93	[1]	$ 0.23	[1]	$ (0.42)	[1]	$ 0.16	[1]	$ 0.85	$ 0.9	$ 1.72
Net Income	(212,000,000)		3,542,000,000		3,604,000,000		3,264,000,000		4,648,000,000		2,698,000,000		553,000,000		2,318,000,000		10,198,000,000	10,217,000,000	11,601,000,000
Non-operational charges included in consolidated results of operations	$ 3,500,000,000		$ 200,000,000						$ 1,100,000,000		$ 900,000,000		$ 2,800,000,000		$ 1,100,000,000

[1]	Net income (loss) attributable to Verizon per common share is computed independently for each quarter and the sum of the quarters may not equal the annual amount.

Schedule II - Valuation And Qualifying Accounts (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Allowance for Uncollectible Accounts Receivable [Member]
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at Beginning of Period	$ 876		$ 976		$ 941
Charged to Expenses	1,026		1,246		1,306
Charged to Other Accounts	139	[1],[2]	103	[1],[2]	418	[1],[2]
Deductions	1,239	[3],[4]	1,449	[3],[4]	1,689	[3],[4]
Balance at End of Period	802		876		976
Valuation Allowance for Deferred Tax Assets [Member]
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at Beginning of Period	3,421		2,942		2,995
Charged to Expenses	108		675		404
Charged to Other Accounts	25	[1],[2]	4	[1],[2]	43	[1],[2]
Deductions	1,178	[3],[4]	200	[3],[4]	500	[3],[4]
Balance at End of Period	$ 2,376		$ 3,421		$ 2,942

[1]	Allowance for Uncollectible Accounts Receivable primarily includes amounts previously written off which were credited directly to this account when recovered.
[2]	Valuation Allowance for Deferred Tax Assets includes current year increase to valuation allowance charged to equity and reclassifications from other balance sheet accounts.
[3]	Amounts written off as uncollectible or transferred to other accounts or utilized.
[4]	Reductions to valuation allowances related to deferred tax assets.